AMENDED AND RESTATED OFFICE/LABORATORY LEASE BETWEEN POINT RICHMOND R&D ASSOCIATES II, LLC (LANDLORD) AND SANGAMO THERAPEUTICS, INC. (TENANT) 501 Canal Boulevard Point Richmond, California TABLE OF CONTENTS Page ARTICLE 1 BASIC LEASE PROVISIONS ...................................................................... 1 1.1 BASIC LEASE PROVISIONS ....................................................................1 1.2 ENUMERATION OF EXHIBITS AND RIDER(S) ................................... 4 1.3 DEFINITIONS ............................................................................................ 4 ARTICLE 2 PREMISES, EXISTING LEASE, TERM, AND PARKING ........................ 9 2.1 LEASE OF PREMISES; EXISTING LEASE ............................................ 9 2.2 TERM ........................................................................................................10 2.3 FAILURE TO DELIVER POSSESSION OF SUITE D .......................... 12 2.4 CONDITION OF PREMISES .................................................................. 12 2.5 PARKING ................................................................................................. 13 ARTICLE 3 RENT ........................................................................................................... 13 ARTICLE 4 RENT ADJUSTMENTS AND PAYMENTS .............................................. 13 4.1 RENT ADJUSTMENTS ........................................................................... 13 4.2 STATEMENT OF LANDLORD .............................................................. 14 4.3 BOOKS AND RECORDS .........................................................................15 4.4 TENANT OR LEASE SPECIFIC TAXES ................................................16 ARTICLE 5 SECURITY .................................................................................................. 16 ARTICLE 6 SERVICES ................................................................................................... 18 6.1 LANDLORD’S GENERAL SERVICES ................................................. 18 6.2 UTILITIES AND JANITORIAL SERVICES .......................................... 19 6.3 ADDITIONAL AND AFTER HOURS SERVICES ................................ 19 6.4 TELEPHONE SERVICES. ....................................................................... 19 6.5 DELAYS IN FURNISHING SERVICES ................................................ 20 6.6 CHOICE OF SERVICE PROVIDER ....................................................... 21 6.7 SIGNAGE ................................................................................................. 21 ARTICLE 7 USE OF PREMISES; LANDLORD’S ACCESS RIGHTS ......................... 23 7.1 USE OF PREMISES ................................................................................. 23 7.2 LANDLORD ACCESS TO PREMISES; APPROVALS ......................... 33 7.3 QUIET ENJOYMENT .............................................................................. 35 7.4 TRANSPORTATION DEMAND MANAGEMENT PROGRAM .......... 35 -i- TABLE OF CONTENTS (continued) Page ARTICLE 8 MAINTENANCE ........................................................................................ 35 8.1 LANDLORD’S MAINTENANCE ............................................................35 8.2 TENANT’S MAINTENANCE ..................................................................36 8.3 SUDDEN WATER INTRUSION. .............................................................36 ARTICLE 9 ALTERATIONS AND IMPROVEMENTS ................................................ 37 9.1 TENANT ALTERATIONS ...................................................................... 37 9.2 LIENS ........................................................................................................38 9.3 EMERGENCY GENERATORS ...............................................................39 ARTICLE 10 ASSIGNMENT AND SUBLETTING ....................................................... 41 10.1 ASSIGNMENT AND SUBLETTING ..................................................... 41 10.2 RECAPTURE ........................................................................................... 44 10.3 EXCESS RENT .........................................................................................44 10.4 TENANT LIABILITY ...............................................................................44 10.5 ASSUMPTION AND ATTORNMENT ................................................... 44 10.6 PROCESSING EXPENSES ......................................................................45 10.7 EFFECT OF IMPERMISSIBLE TRANSFER ......................................... 45 ARTICLE 11 DEFAULT AND REMEDIES ................................................................... 45 11.1 DEFAULT ................................................................................................ 45 11.2 LANDLORD’S REMEDIES .....................................................................46 11.3 ATTORNEY’S FEES ............................................................................... 48 11.4 BANKRUPTCY ....................................................................................... 49 11.5 LANDLORD’S DEFAULT .......................................................................49 11.6 TENANT’S SELF HELP RIGHT .............................................................49 11.7 NO WAIVER .............................................................................................50 ARTICLE 12 SURRENDER OF PREMISES .................................................................. 50 12.1 IN GENERAL ........................................................................................... 50 12.2 LANDLORD’S RIGHTS. ..........................................................................51 ARTICLE 13 HOLDING OVER ...................................................................................... 51 ARTICLE 14 DAMAGE BY FIRE OR OTHER CASUALTY ....................................... 51 14.1 SUBSTANTIAL UNTENANTABILITY ................................................ 51 -ii- -iii- TABLE OF CONTENTS (continued) Page 14.2 INSUBSTANTIAL UNTENANTABILITY ............................................ 52 14.3 RENT ABATEMENT .............................................................................. 53 14.4 WAIVER OF STATUTORY REMEDIES ................................................53 ARTICLE 15 EMINENT DOMAIN ................................................................................ 53 15.1 TAKING OF WHOLE OR SUBSTANTIAL PART. ................................53 15.2 TAKING OF PART ...................................................................................53 15.3 COMPENSATION ................................................................................... 54 ARTICLE 16 INSURANCE ............................................................................................. 54 16.1 TENANT’S INSURANCE ........................................................................54 16.2 FORM OF POLICIES ............................................................................... 54 16.3 LANDLORD’S INSURANCE ..................................................................55 16.4 WAIVER OF SUBROGATION ................................................................55 16.5 NOTICE OF CASUALTY ....................................................................... 56 ARTICLE 17 WAIVER OF CLAIMS AND INDEMNITY ............................................ 56 17.1 WAIVER OF CLAIMS .............................................................................56 17.2 INDEMNITY ............................................................................................ 56 17.3 WAIVER OF CONSEQUENTIAL DAMAGES ..................................... 57 ARTICLE 18 RULES AND REGULATIONS ................................................................ 58 18.1 RULES ...................................................................................................... 58 18.2 ENFORCEMENT ......................................................................................58 ARTICLE 19 LANDLORD’S RESERVED RIGHTS ......................................................58 ARTICLE 20 ESTOPPEL CERTIFICATE ...................................................................... 59 20.1 IN GENERAL ........................................................................................... 59 20.2 ENFORCEMENT ......................................................................................59 ARTICLE 21 RELOCATION OF TENANT ................................................................... 59 ARTICLE 22 REAL ESTATE BROKERS ...................................................................... 59 ARTICLE 23 MORTGAGEE PROTECTION ................................................................. 60 23.1 SUBORDINATION AND ATTORNMENT ........................................... 60 23.2 MORTGAGEE PROTECTION .................................................................61 ARTICLE 24 NOTICES ................................................................................................... 61

TABLE OF CONTENTS
(continued)

Page

ARTICLE 25 MISCELLANEOUS 61

25.1 LATE CHARGES 61
25.2 ARBITRATION 62
25.3 NO DISCRIMINATION 63
25.4 FINANCIAL STATEMENTS 63
25.5 OPTION 63
25.6 AUTHORITY 63
25.7 ENTIRE AGREEMENT 64
25.8 RESERVED 64
25.9 EXCULPATION 64
25.10 ACCORD AND SATISFACTION 64
25.11 LANDLORD'S OBLIGATIONS ON SALE OF BUILDING 64
25.12 BINDING EFFECT 64
25.13 CAPTIONS 65
25.14 TIME; APPLICABLE LAW; CONSTRUCTION 65
25.15 ABANDONMENT 65
25.16 LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES 65
25.17 SECURITY SYSTEM 65
25.18 NO LIGHT, AIR OR VIEW EASEMENTS 66
25.19 RECORDATION 66
25.20 SURVIVAL 66
25.21 OFAC 66
25.22 INSPECTION BY A CASP IN ACCORDANCE WITH CIVIL CODE SECTION 1938 67
25.23 COUNTERPARTS 67
25.24 EXHIBITS AND RIDERS 68

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OFFICE/LABORATORY LEASE

ARTICLE 1
BASIC LEASE PROVISIONS

1.1 BASIC LEASE PROVISIONS

In the event of any conflict between these Basic Lease Provisions and any other Lease provision, such other Lease provision shall control.

(1) BUILDING AND ADDRESS:

501 Canal Boulevard
Point Richmond, California 94804

(2) LANDLORD AND ADDRESS:

Point Richmond R&D Associates II, LLC
1120 Nye Street, Suite 400
San Rafael, California 94901

Notices to Landlord shall be addressed:

Point Richmond R&D Associates II, LLC
c/o Wareham Property Group
1120 Nye Street, Suite 400
San Rafael, California 94901

With a copy to:

Stewart Ward & Josephson LLP
1601 Response Road, Suite 360
Sacramento, California 95815
Attention: Winnifred C. Ward, Esq.

And to:

Shartsis Friese LLP
One Maritime Plaza, 18th Floor
San Francisco, California 94901
Attention: Senior Real Estate Partner

And with regard to notices to Mortgagee in Section 11.6(a) only:

Unum Life Insurance Company of America
2211 Congress Street, B268
Portland, ME 04122

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(3) TENANT AND NOTICE ADDRESS:

(a) Name and Entity:

SANGAMO THERAPEUTICS, INC., a Delaware corporation

(b) Federal Tax Identification Number: 68-0359556

Tenant shall promptly notify Landlord of any change in the foregoing items.

(c) Notices to Tenant shall be addressed:

Sangamo Therapeutics, Inc.
7000 Marina Boulevard
Brisbane, CA 94005
Attn: Facilities/Chris Holman/Katie Cary

With a copy to:

Sangamo Therapeutics, Inc.
7000 Marina Boulevard
Brisbane, CA 94005
Attn: Legal

And to:

Farella Braun + Martel
235 Montgomery Street
17th Floor
San Francisco, California 94104
Attention: Gregory B. Shean

(4) DATE OF LEASE: as of October 18, 2021

(5) TERM: October 1, 2021 (the "Commencement Date"), through August 31, 2031 (the "Expiration Date").

(6) SUITE D TERM: November 1, 2021 (the "Suite D Commencement Date") through the Expiration Date.

(7) MONTHLY BASE RENT:

PERIOD	SUITE A	SUITE C-2	SUITE F	SUITES G, H & J	SUITE K	SUITE D	TOTAL
10/01/21 – 10/31/21	$67,145.00	$10,324.00	$13,106.00	$21,886.31	$12,813.00	$0.00	$125,274.31

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PERIOD	SUITE A	SUITE C-2	SUITE F	SUITES G, H & J	SUITE K	SUITE D	TOTAL
11/01/21 – 11/30/21	$67,145.00	$10,324.00	$13,106.00	$21,886.31	$12,813.00	$20,472.32	$145,746.63
12/01/21 – 07/31/22	$67,145.00	$10,582.00	$13,106.00	$21,886.31	$12,813.00	$20,472.32	$146,004.63
08/01/22 – 08/31/22	$67,145.00	$10,582.00	$13,434.00	$21,886.31	$12,813.00	$20,472.32	$146,332.63
09/01/22 – 11/30/22	$68,824.00	$10,582.00	$13,434.00	$22,433.47	$13,133.00	$20,984.12	$149,390.59
12/01/22 – 07/31/23	$68,824.00	$10,846.00	$13,434.00	$22,433.47	$13,133.00	$20,984.12	$149,654.59
08/01/23 – 08/31/23	$68,824.00	$10,846.00	$13,769.00	$22,433.47	$13,133.00	$20,984.12	$149,989.59
09/01/23 – 11/30/23	$70,545.00	$10,846.00	$13,769.00	$22,994.31	$13,461.00	$21,508.73	$153,124.04
12/01/23 – 07/31/24	$70,545.00	$11,117.00	$13,769.00	$22,994.31	$13,461.00	$21,508.73	$153,395.04
08/01/24 – 08/31/24	$70,545.00	$11,117.00	$14,114.00	$22,994.31	$13,461.00	$21,508.73	$153,740.04
09/01/24 – 11/30/24	$72,308.00	$11,117.00	$14,114.00	$23,569.17	$13,798.00	$22,046.45	$156,952.62
12/01/24 – 07/31/25	$72,308.00	$11,395.00	$14,114.00	$23,569.17	$13,798.00	$22,046.45	$157,230.62
08/01/25 – 08/31/25	$72,308.00	$11,395.00	$14,466.00	$23,569.17	$13,798.00	$22,046.45	$157,582.62
09/01/25 – 11/30/25	$74,116.00	$11,395.00	$14,466.00	$24,158.40	$14,143.00	$22,597.61	$160,876.01
12/01/25 – 07/31/26	$74,116.00	$11,680.00	$14,466.00	$24,158.40	$14,143.00	$22,597.61	$161,161.01
08/01/26 – 08/31/26	$74,116.00	$11,680.00	$14,828.00	$24,158.40	$14,143.00	$22,597.61	$161,523.01
	COMBINED PREMISES						
09/01/26 – 08/31/27	$166,270.89						
09/01/27 – 08/31/28	$171,359.76						

09/01/28 – 08/31/29	$176,500.55
09/01/29 – 08/31/30	$181,795.57
09/01/30 – 08/31/31	$187,249.44

(8) PREMISES: The leasable areas within the Building, as outlined on Exhibit A hereto, containing a total Rentable Area of 59,485 square feet and comprised of:

(a) Suite A*: 26,629 square feet

(b) Suite C-2: 5,165 square feet

(c) Suite F: 6,153 square feet

(d) Suites G, H, and J: 8,541 square feet

(e) Suite K: 5,000 square feet

(f) Suite D: 7,997 square feet

*Previously identified as Suites A, B and C-1 in the Existing Lease.

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4 (9) SECURITY DEPOSIT: One Hundred Sixty-six Thousand Two Hundred Seventy and 89/100 Dollars ($166,270.89) (i.e., Fifty-three Thousand Seven Hundred Nineteen and 50/100 Dollars ($53,719.50) held under the Existing Lease, plus the additional sum of One Hundred Twelve Thousand Five Hundred Fifty-one and 39/100 Dollars ($112,551.39); the “Additional Security Deposit”). (10) TENANT’S USE OF PREMISES: Research and development laboratory use, manufacturing, and related office use. (11) PARKING: (a) From the Commencement Date through the day before the Suite D Commencement Date: Up to 151 unreserved parking spaces on surface lot(s) serving the Building. (b) As of the Suite D Commencement Date through the balance of the Term: Up to 175 unreserved parking spaces on surface lot(s) serving the Building. (12) BROKERS: None (13) TENANT IMPROVEMENT ALLOWANCES: (a) Existing Lease Remaining Tenant Improvement Allowance: $1,650,000.00, including $150,000.00 designated as the Suite K Tenant Improvement Allowance in the Existing Lease. (b) Extension Tenant Improvement Allowance: $750,000.00 (c) Suite D Tenant Improvement Allowance: $240,000.00 1.2 ENUMERATION OF EXHIBITS AND RIDER(S) The Exhibits and Rider set forth below and attached to this Lease are incorporated in this Lease by this reference: EXHIBIT A Outline of Premises EXHIBIT A-1 Emergency Generator Site EXHIBIT B Work Letter Agreement EXHIBIT C-1 Laboratory Rules and Regulations EXHIBIT C-2 Rules and Regulations EXHIBIT D Form of SNDA 1.3 DEFINITIONS For purposes hereof, in addition to terms defined elsewhere in this Lease, the following terms shall have the following meanings: ADDITIONAL SECURITY DEPOSIT: The amount specified in Section 1.1. 5 AFFILIATE: Any corporation or other business entity that is currently owned or controlled by, owns or controls, or is under common ownership or control with Tenant or Landlord, as the case may be. BANKRUPTCY CODE: As defined in Section 11.3. BUILDING: The building located at the address specified in Section 1.1. The Building includes office, laboratory and other uses. CABLE: As defined in Section 8.2. CITY: The City of Richmond, California. COMMENCEMENT DATE: The date determined pursuant to Article 2, which date is anticipated to be the Projected Commencement Date specified in Section 1.1. COMMON AREAS: All areas of the Project made available by Landlord from time to time for the general common use or benefit of the tenants of the Building, and their employees and invitees, or the public, as such areas currently exist and as they may be changed from time to time. CONFIDENTIALITY AGREEMENT: As defined in Section 7.2(f). DEFAULT: As defined in Section 11.1. DEFAULT RATE: Two (2) percentage points above the rate then most recently announced by Bank of America N.A. at its San Francisco main office as its base lending reference rate, from time to time announced, but in no event higher than the maximum rate permitted by Law. EXISTING LEASE: As defined in Section 2.1. EXISTING LEASE REMAINING TENANT IMPROVEMENT ALLOWANCE: As defined in Section 1.1. EXPIRATION DATE: The date specified in Section 1.1. EXTENSION TENANT IMPROVEMENT ALLOWANCE: As defined in Section 1.1. FORCE MAJEURE: Any accident, casualty, act of God, war or civil commotion, strike or labor troubles, or any cause whatsoever beyond the reasonable control of the party obligated to perform under this Lease, including pandemics or other widespread health emergencies, water shortages, energy shortages or governmental preemption in connection with an act of God, a national emergency, or by reason of Law, or by reason of the conditions of supply and demand which have been or are affected by act of God, war or other emergency; provided, however, in no event shall any Force Majeure event excuse or delay Tenant's obligation to timely pay all Monthly Base Rent, additional Rent and other sums owing under this Lease. HAZARDOUS MATERIALS: As defined in Section 7.1(f). HAZARDOUS MATERIALS LAWS: As defined in Section 7.1(f). 6 INDEMNITEES: Collectively, Landlord, any Mortgagee or ground lessor of the Property, the property manager and the leasing manager for the Property, and their respective partners, members, directors, officers, agents and employees. LAND: The parcel(s) of real estate on which the Building and Project are located. LAWS OR LAW: All laws, ordinances, rules, regulations, other requirements, orders, rulings or decisions adopted or made by any governmental body, agency, department or judicial authority having jurisdiction over the Property, the Premises or Tenant’s activities at the Premises and any covenants, conditions or restrictions of record which affect the Property. LEASE: This instrument and all exhibits and riders attached hereto, as may be amended from time to time. MONTHLY BASE RENT: The monthly base rent specified in Section 1.1. MORTGAGEE: Any holder of a mortgage, deed of trust or other security instrument encumbering the Property. NAMED TENANT: As defined in Section 2.2(b)(6). NATIONAL HOLIDAYS: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other holidays recognized by Landlord and the janitorial and other unions servicing the Building in accordance with their contracts. OPERATING EXPENSES: All costs, expenses and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the ownership, management, operation, maintenance, replacement and repair of the Building and the Property, including, without limitation, property management fees not to exceed five percent (5%) of Landlord’s rent received from Building tenants; costs and expenses of any capital improvement that is Landlord’s responsibility under this Lease and that (X) is intended to reduce Operating Expenses, or (Y) is required by Laws first enacted after the Commencement Date, and if Landlord elects to amortize such costs and expenses, then such costs and expenses shall be amortized over the useful life of the improvement as reasonably determined by Landlord, together with interest thereon at 7%; an equitable allocation of management office expenses (including, without limitation, market rate office rent, supplies, equipment, salaries, wages, bonuses and other compensation relating to employees of Landlord or its agents engaged in the management, operation, repair, or maintenance of the Building); and, if applicable, the cost of operating a fitness center and/or any conference centers that are available for use by Tenant (which cost will be equitably allocated between tenants of the Building to whom such facilities are available for use), as reasonably determined by Landlord. Landlord shall not collect or be entitled to collect more than one hundred percent (100%) of the Operating Charges actually paid by Landlord in connection with the Project in any calendar year. If any Operating Expense, though paid in one year, relates to more than one calendar year, such expense shall be proportionately allocated among such related calendar years. Operating Expenses for the Property that are not, in Landlord’s reasonable discretion, allocable solely to either the office, laboratory or retail portion of the Building shall be equitably allocated by Landlord between/amongst such uses. The above enumeration of services and facilities shall not be deemed to impose an obligation on Landlord to 7 make available or provide such services or facilities except to the extent if any that Landlord has specifically agreed elsewhere in this Lease to make the same available or provide the same. PERMITTED TRANSFEREE: As defined in Section 10.1(e). PREMISES: The space located in the Building at the Suite Numbers listed in Section 1.1 and depicted on Exhibit A attached hereto. Prior to the Suite D Commencement Date, the Premises shall mean all of the suites listed in Section 1.1, other than Suite D. As of the Suite D Commencement Date, the Premises shall mean all of the suites listed in Section 1.1, including Suite D. PROJECT or PROPERTY: The Project consists of the office and laboratory/research building located at the street address specified in Section 1.1, and associated surface parking as designated by Landlord from time to time, landscaping and improvements, together with the Land, any associated interests in real property, and the personal property, fixtures, machinery, equipment, systems and apparatus located in or used in conjunction with any of the foregoing. The Project may also be referred to as the Property. PROJECT’S SUSTAINABILITY PRACTICES: The operations and maintenance practices for the Building, whether incorporated into the Building’s Rules and Regulations, construction rules and regulations or separate written sustainability policies of Landlord with respect to the Building or the Project, as the same may be created and revised from time to time (upon not less than thirty days’ prior written notice to Tenant), so long as such operations and maintenance practices and any revisions thereto, do not materially and negatively impact Tenant’s use of the Premises or materially increase Tenant’s costs, addressing, among other things: energy efficiency; energy measurement and reporting; water usage; recycling, composting, and waste management; indoor air quality; and chemical use. PROJECTED COMMENCEMENT DATE: The date specified in Section 1.1. REAL PROPERTY: The Property excluding any personal property. RENT: Collectively, Monthly Base Rent, Rent Adjustments and Rent Adjustment Deposits, and all other charges, payments, late fees or other amounts required to be paid by Tenant under this Lease. RENT ADJUSTMENT: Any amounts owed by Tenant for payment of Operating Expenses and/or Taxes. The Rent Adjustments shall be determined and paid as provided in Article 4. RENT ADJUSTMENT DEPOSIT: An amount equal to Landlord’s reasonable estimate of the Rent Adjustment attributable to each month of the applicable calendar year (or partial calendar year) during the Term, as provided in Article 4. RENTABLE AREA OF THE PREMISES: The amount of square footage set forth in Section 1.1, which amount may change from time to time due to Landlord’s remeasurement of the Premises or the Building, provided such change does not result in any increase to the Monthly Base Rent set forth in Section 1.1 above or to Tenant’s Share.

8 SECURITY DEPOSIT: The funds specified in Section 1.1, if any, deposited by Tenant with Landlord as security for Tenant’s performance of its obligations under this Lease. STANDARD OPERATING HOURS: Monday through Friday from 6:00 A.M. to 6:00 P.M., excluding National Holidays. SUITE D: The portion of the Premises identified as “Suite D” in Section 1.1. SUITE D COMMENCEMENT DATE: The date set forth in Section 1.1. SUITE D TENANT IMPROVEMENT ALLOWANCE: As defined in Section 1.1. SUITE D TENANT WORK: As defined in the Work Letter. SUITE D TERM: The term as to Suite D only, commencing on the Suite D Commencement Date and expiring on the Expiration Date. TAXES: All federal, state and local governmental taxes, assessments, license fees and charges of every kind or nature, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control, sale, transfer, or operation of the Property or any of its components (including any personal property used in connection therewith) or Landlord’s business of owning and operating the Property, which may also include any rental, revenue, general gross receipts or similar taxes levied in lieu of or in addition to general real and/or personal property taxes. For purposes hereof, Taxes for any year shall be Taxes which are assessed for any period of such year, whether or not such Taxes are billed and payable in a subsequent calendar year. There shall be included in Taxes for any year the amount of all fees, costs and expenses (including reasonable attorneys’ fees) paid by Landlord during such year in seeking or obtaining any refund or reduction of Taxes. Taxes for any year shall be reduced by the net amount of any tax refund received by Landlord attributable to such year. If a special assessment payable in installments is levied against any part of the Property, Taxes for any year shall include only the installment of such assessment and any interest payable or paid during such year. Notwithstanding the foregoing, Taxes shall not include any transfer taxes, interest charges or penalties incurred as a result of Landlord’s failure to timely pay Taxes or federal or state inheritance, general income, gift or estate taxes, except that if a change occurs in the method of taxation resulting in whole or in part in the substitution of any such taxes, or any other assessment, for any Taxes as above defined, such substituted taxes or assessments shall be included in the Taxes. Tenant and Landlord acknowledge that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges due to any cause whatsoever are to be included within the definition of Taxes for purposes of this Lease. TENANT ADDITIONS: Collectively, the Tenant Work and Tenant Alterations. 9 TENANT ALTERATIONS: Any alterations, improvements, additions, installations or construction in or to the Premises or any Building systems serving the Premises (excluding Tenant Work); and any supplementary air-conditioning systems installed by Landlord or by Tenant at Landlord’s request pursuant to Section 6.1(b). TENANT IMPROVEMENT ALLOWANCES: As defined in Section 1.1. TENANT INDEMNITEE: As defined in Section 17.2(b). TENANT PARTY OR TENANT PARTIES: As defined in Section 7.1(f)(1)(xii). TENANT WORK: All work installed or furnished to the Premises by Tenant, if any, pursuant to the Work Letter. TENANT’S SHARE: The percentage that represents the ratio of the Rentable Area of the Premises to the Rentable Area of the Building. As of the date of this Lease, Tenant’s Share is 63.33%; as of the date that Suite D is added to the Premises, Tenant’s Share will be 73.16%. Tenant acknowledges that the Rentable Area of the Premises or Building may change from remeasurement or otherwise during the Term or as a result of Tenant leasing additional space within the Building. TERM: The term of this Lease commencing on the Commencement Date and expiring on the Expiration Date, and extension of the term, if any. TERMINATION DATE: The Expiration Date or such earlier date as this Lease terminates or Tenant’s right to possession of the Premises terminates. WORK LETTER: The Agreement regarding the manner of completion of the Tenant Work set forth on Exhibit B attached hereto. ARTICLE 2 PREMISES, EXISTING LEASE, TERM, AND PARKING 2.1 LEASE OF PREMISES; EXISTING LEASE (a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term and upon the terms, covenants and conditions provided in this Lease. The parties acknowledge and agree that the Rentable Area set forth in this Lease has been conclusively determined and is deemed final for the purposes of this Lease. (b) Existing Lease. Tenant currently leases the Premises (other than Suite D) pursuant to the terms of that certain Triple Net Laboratory Lease dated as of May 23, 1997, together with an Addendum thereto dated May 28, 1997, as amended by those certain letter agreements dated June 15, 1999, April 21, 2000 and November 3, 2000, that certain First Amendment to Lease dated March 12, 2004, that certain Lease Addendum dated December 12, 2006, that certain Second Amendment to Lease dated March 15, 2007, that certain Lease Addendum III dated April 2, 2012, that certain Third Amendment to Lease dated August 1, 2013, that certain Lease Addendum dated December 1, 2013, that certain Fourth Amendment to Lease 10 dated June 10, 2016, that certain Fifth Amendment to Lease dated July 10, 2017, that certain Sixth Amendment to Lease dated May 11, 2018, that certain Seventh Amendment to Lease dated May 20, 2020, that certain Eighth Amendment to Lease dated May 29, 2020, and that certain Ninth Amendment to Lease dated January 4, 2021 (collectively, the “Existing Lease”), the term of which lease expires as of August 31, 2026. Through this Lease, the parties agree that Tenant has exercised its final remaining option to extend the term of the Existing Lease, and that no further options to extend remain under the Existing Lease or this Lease. It is the intent of the parties that this Lease shall amend, restate, supersede and replace in its entirety the Existing Lease as of the Commencement Date. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term and upon the terms, covenants and conditions provided in this Lease. 2.2 TERM (a) Initial Term. The initial Term of this Lease shall be as set forth in Section 1.1(5); provided, however, the Suite D Term shall commence as of the Suite D Commencement Date, as set forth in Section 1.1(6). (b) Option to Extend. Provided that (i) Tenant has not sublet over thirty percent (30%) of the Premises (other than to Permitted Transferees), and (ii) at the time of exercise and at all times prior to the commencement of the Extended Term, there is not an uncured Default under this Lease, the Term of this Lease shall be subject to one (1) extension option for an additional period of 60 months (the “Extension Option”), commencing as of the expiration of the Initial Term, and expiring on the date that is 60 full calendar months thereafter (the “Extended Term”), exercisable as follows: (1) The Extension Option shall be upon the same material terms and conditions contained in this Lease, except that (i) the initial Monthly Base Rent for the Premises shall be equal to the greater of (A) the Fair Market Rent (as defined in Section 2.2(b)(2) below) for the Premises as of the first month of the Extension Option determined in the manner set forth in Section 2.2(b)(3) below, or (B) the Monthly Base Rent in effect as of the expiration of the Initial Term; and (ii) Tenant shall accept the Premises in an “as is” condition without any obligation of Landlord to repaint, remodel, repair, improve or alter the Premises. (2) Tenant’s election to exercise the Extension Option must be given to Landlord in writing no less than 270 days and no more than 365 days prior to the expiration of the initial Term (the “Extension Notice”). Within thirty (30) days of Landlord’s receipt of the Extension Notice, Landlord shall send Tenant written notice of Landlord’s determination of the Fair Market Rent for the Premises (the “Fair Market Rent Notice”). For purposes of this Section, the term “Fair Market Rent” shall mean the base rental rate, periodic rental rate adjustment and other charges and increases, if any, for space comparable in size, location and quality to the Premises under a primary lease (and not sublease) to new or renewing tenants, for a comparable term, if applicable and taking into consideration such amenities as existing improvements, view, floor on which the Premises are situated and the like, situated in buildings in Richmond, California; provided, however, that the Monthly Base Rent shall be increased by three percent (3%) each year during the Extension Option. Notwithstanding anything to the contrary contained herein, the Extension Option shall automatically terminate and be of no further force or effect, whether or not Tenant has timely exercised the Extension Option, if a Default exists at the time of exercise of the 11 Extension Option or at the time of commencement of the Extended Term. (3) If Tenant properly exercises the Extension Option, the Monthly Base Rent during the Extended Term shall be determined in the following manner. The Monthly Base Rent as of the commencement of the Extended Term shall be adjusted to an amount equal to the Fair Market Rent for the Premises as specified in the Fair Market Rent Notice, subject to Tenant’s right of arbitration as set forth below. If Tenant believes that the Fair Market Rent specified in the Fair Market Rent Notice exceeds the actual Fair Market Rent for the Premises as of the date of such notice, then Tenant shall so notify Landlord within thirty (30) days of Tenant’s receipt of the Fair Market Rent Notice. If Tenant fails to so notify Landlord within such 30-day period, Landlord’s determination of the Fair Market Rent shall be final and binding upon the parties. If the parties are unable to agree upon the Fair Market Rent within ten (10) days after Landlord’s receipt of Tenant’s objection to the Fair Market Rent Notice, the amount of Monthly Base Rent as of the commencement of the Extended Term shall be determined as follows: (i) Within 30 days after the 10-day period has expired and the parties have failed to agree on the Fair Market Rent, Tenant, at its sole expense, shall obtain and deliver in writing to Landlord a determination of the Fair Market Rent for the Premises for a term equal to the Extended Term from a broker (“Tenant’s Broker”) licensed in the State of California and engaged in the office and life sciences brokerage business in Richmond, California, for at least the immediately preceding five (5) years. If Landlord accepts such determination, the Monthly Base Rent for the Extended Term shall be adjusted to an amount equal to the amount determined by Tenant’s Broker. (ii) If Landlord does not accept such determination, within 15 days after receipt of the determination of Tenant’s broker, Landlord shall designate a broker (“Landlord’s Broker”) licensed in the State of California and engaged in the office and life sciences brokerage business in Richmond, California, for at least the immediately preceding five (5) years. Landlord’s Broker and Tenant’s Broker shall name a third broker, similarly qualified, within five (5) days after appointment of Landlord’s Broker. Landlord’s Broker and Tenant’s Broker shall each determine the Fair Market Rent for the Premises as of the commencement of the Extended Term for a term equal to the Extended Term within 15 days after the appointment of the third broker. The Monthly Base Rent payable by Tenant effective as of the commencement of the Extended Term shall be adjusted to an amount equal to the determination of Fair Market Rent made by either Landlord’s Broker or Tenant’s Broker that the third broker finds to be closer to the Fair Market Rent. (iii) Landlord shall pay the costs and fees of Landlord’s Broker in connection with any determination hereunder, and Tenant shall pay the costs and fees of Tenant’s Broker in connection with such determination. The costs and fees of any third broker shall be paid one-half by Landlord and one-half by Tenant. (4) If the amount of the Fair Market Rent is not known as of the commencement of the Extended Term, then Tenant shall continue to pay the Monthly Base Rent for the Premises in effect at the expiration of the Extended Term until the amount of the Fair Market Rent is determined. When such determination is made, Tenant shall pay any deficiency to Landlord upon demand. Notwithstanding any provision of this Section 2.2(b) to the contrary, in

12 no event shall the Monthly Base Rent for the Premises payable during the Extended Term be less than such Monthly Base Rent in effect prior to the commencement of the Extended Term. (5) In connection with the extension of the Term pursuant to Tenant’s exercise of the Extension Option, the parties acknowledge and agree that Landlord shall not be responsible for the payment to any real estate broker, salesperson or finder claiming to have represented Tenant of any commission, finder’s fee or other compensation in connection with or as a consequence of Tenant’s exercise of the Extension Option. (6) Notwithstanding anything to the contrary contained herein, Tenant’s rights under this Section 2.2(b) are personal to the original Tenant executing this Lease and any Permitted Transferee to which this Lease is assigned (“Named Tenant”) and shall not be assigned or assignable, in whole or in part, to any third party other than a Permitted Transferee. Any assignment or other transfer of such rights by Named Tenant in contravention of this paragraph shall be void and of no force or effect. Without limiting the generality of the foregoing, no sublessee of the Premises shall be permitted to exercise the rights granted to Tenant under this Section 2.2(b). 2.3 FAILURE TO DELIVER POSSESSION OF SUITE D If Suite D is not delivered to Tenant by the Suite D Commencement Date for any reason, Landlord shall not be liable for any claims, damages or liabilities by reason thereof, nor affect the validity of this Lease or the obligations of Tenant hereunder; provided, however, the Suite D Commencement Date shall be adjusted to reflect the actual delivery date, and Landlord and Tenant shall enter into a commercially reasonable form of memorandum to memorialize the Suite D Commencement Date, and the Commencement Date as to the balance of the Premises shall remain as set forth in the Basic Lease Information. Notwithstanding the foregoing, if Landlord fails to deliver Suite D to Tenant by the date (the “Outside Date”) that is sixty (60) days after the Suite D Commencement Date (which Outside Date shall be subject to extension day-for-day for Force Majeure events), Landlord will credit against the first installments of Monthly Base Rent and Rent Adjustments Deposits first becoming due under this Lease for Suite D an amount equal to one (1) day of Monthly Base Rent and Rent Adjustments Deposits for Suite D for each day that delivery is delayed beyond the Outside Date. The remedy set forth above shall be Tenant’s sole remedy in the event of a delay in delivering possession of Suite D to Tenant. In no event shall Landlord be liable for special or consequential damages as a result of any such delay. 2.4 CONDITION OF PREMISES Tenant shall notify Landlord in writing within ninety (90) days (or six (6) months, as to issues with Suite D’s HVAC, as defined in Section 6.1(a)(1) below, only) after the Suite D Commencement Date of any defects in Suite D claimed by Tenant (the “Suite D Defect Notice”). As specified in Section 2.1 above, Tenant currently leases the Premises (other than Suite D) pursuant to the terms of the Existing Lease. Therefore, except for defects stated in the Suite D Defect Notice, Tenant shall be conclusively deemed to have (a) accepted the Premises “AS IS” in the condition existing on (i) the date of this Lease, as to all of the Premises other than Suite D, and (ii) as of the date Tenant first takes possession of Suite D, as to Suite D, and (b) waived all claims relating to the current condition of the Premises, and relating to the condition of Suite D as of the 13 date Tenant takes possession thereof. Landlord shall proceed diligently to correct the defects stated in the Suite D Defect Notice unless Landlord disputes the existence of any such defects. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Real Property and no representation regarding the condition of the Premises or the Real Property has been made by or on behalf of Landlord to Tenant, except as may be specifically stated in this Lease or in the Work Letter. 2.5 PARKING During the Term, Tenant may use the number of spaces specified in Section 1.1 at no additional cost to Tenant. Tenant acknowledges and agrees that the parking spaces serving the Project may include a mixture of spaces for compact vehicles as well as full-size passenger automobiles, and that Tenant shall not use parking spaces for vehicles larger than the striped size of the parking spaces. Tenant shall comply with any and all reasonable parking rules and regulations from time to time established by Landlord, including a requirement that Tenant pay to Landlord for any and all loss or other damage caused by persons or vehicles related to use by Tenant of Tenant’s parking spaces. Tenant shall not allow any vehicles using Tenant’s parking spaces to be parked, loaded or unloaded except in accordance with this Section, including in the areas and in the manner reasonably designated by Landlord or its parking operator for such activities. ARTICLE 3 RENT From and after the Commencement Date, Tenant shall pay to Landlord at the address specified in Section 1.1, or to such other persons, or at such other places designated by Landlord, without any prior demand therefor in immediately available funds and without any deduction or offset whatsoever, Rent, including Monthly Base Rent and Rent Adjustments in accordance with Article 4, during the Term. Monthly Base Rent shall be paid monthly in advance on or prior to the first day of each month of the Term. Monthly Base Rent shall be prorated for partial months within the Term. Tenant’s covenant to pay Rent shall be independent of every other covenant in this Lease. ARTICLE 4 RENT ADJUSTMENTS AND PAYMENTS 4.1 RENT ADJUSTMENTS (a) From and after the Commencement Date, Tenant shall pay to Landlord Rent Adjustments with respect to each calendar year (or partial calendar year in the case of the year in which the Commencement Date and the Termination Date occur) as follows: (1) The Rent Adjustment Deposit representing Tenant’s Share of Operating Expenses for the applicable calendar year (or partial calendar year), monthly during the Term with the payment of Monthly Base Rent; (2) The Rent Adjustment Deposit representing Tenant’s Share of Taxes for the applicable calendar year (or partial calendar year), monthly during the Term with the 14 payment of Monthly Base Rent; and (3) Any Rent Adjustments due in excess of the Rent Adjustment Deposits in accordance with Section 4.2. Rent Adjustments due from Tenant to Landlord for any calendar year (or partial calendar year) shall be Tenant’s Share of Operating Expenses for such calendar year (or partial calendar year) and Tenant’s Share of Taxes for such calendar year (or partial calendar year). (b) On or before the beginning of each calendar year or with Landlord’s Statement (as defined in Section 4.2 below), Landlord may estimate and notify Tenant in writing of its reasonable estimate of the amount of Operating Expenses and Taxes payable by Tenant for such calendar year. Prior to the first determination by Landlord of the amount of Operating Expenses and Taxes for the first calendar year, Landlord may reasonably estimate such amounts in the foregoing calculation. Landlord shall have the right from time to time during any calendar year to provide a new or revised estimate of Operating Expenses and/or Taxes and to notify Tenant in writing thereof, of corresponding adjustments in Tenant’s Rent Adjustment Deposit payable over the remainder of such year; provided, however, that such new Rent Adjustment Deposit shall not be effective until thirty (30) days after Landlord’s notice. The last estimate by Landlord shall remain in effect as the applicable Rent Adjustment Deposit unless and until Landlord notifies Tenant in writing of a change, which notice may be given by Landlord from time to time during any calendar year throughout the Term. (c) Landlord shall have the right, at its sole discretion, from time to time, to equitably allocate certain Operating Expenses among only certain tenants of the Project as to any expense or cost that relates to a repair, replacement or service that benefits only those tenants, and the Rent Adjustments shall reflect any such allocations. (d) Notwithstanding anything in this Article 4 to the contrary, Tenant’s Share of Operating Expenses shall not increase by more than 5% per calendar year on a compounding and cumulative basis (e.g. Tenant’s Share of Operating Expenses for calendar year 2021 shall not exceed 105% of Tenant’s Share of Operating Expenses for calendar year 2020; Tenant’s Share of Operating Expenses for calendar year 2022 shall not exceed 105% of the maximum allowable amount of Tenant’s Share of Operating Expenses permitted for calendar year 2021, etc.). By way of illustration, if Tenant’s Share of Operating Expenses were to be $1.00 per rentable square foot per month for calendar year 2020, then Tenant’s Share of Operating Expenses for calendar year 2021 would not exceed $1.05 per rentable square foot per month, and Tenant’s Share of Operating Expenses for calendar year 2022 would not exceed $1.1025 per rentable square foot per month. The foregoing notwithstanding, nothing in this paragraph shall entitle Tenant to any refund, credit or offset in the event that the actual Operating Expenses for any calendar year during the Term is less than or equal to the Operating Expenses for any prior calendar year during the Term. Notwithstanding any contrary provision of this Lease, the terms of this paragraph shall not apply (i) to any space into which Tenant may expand, or (ii) during any period of time following the current Term. For the avoidance of doubt, in no event shall the provisions of this paragraph apply to Tenant’s Share of Taxes, which shall not be subject to any limitations or caps. 4.2 STATEMENT OF LANDLORD 15 As soon as practical after the expiration of each calendar year (but in no event more than one hundred fifty (150) days after the expiration of each calendar year), Landlord will furnish Tenant with a statement respecting the prior calendar year (“Landlord’s Statement”) showing the following: (a) Operating Expenses and Taxes for such calendar year; (b) The amount of Rent Adjustments due Landlord for the last calendar year, less credit for Rent Adjustment Deposits paid, if any; and (c) Any change in the Rent Adjustment Deposit due monthly in the current calendar year, including the amount or revised amount due for months preceding any such change pursuant to Landlord’s Statement. Tenant shall pay to Landlord within thirty (30) days after receipt of such statement any amounts for Rent Adjustments then due in accordance with Landlord’s Statement. Any amounts due from Landlord to Tenant pursuant to this Section shall be credited to the Rent Adjustment Deposit next coming due, or refunded to Tenant within forty-five (45) days after delivery of such statement if the Term has already expired or otherwise terminated, provided Tenant is not in default hereunder. No interest or penalties shall accrue on any amounts that Landlord is obligated to credit or refund to Tenant by reason of this Section 4.2. Landlord’s failure to deliver Landlord’s Statement or to compute the amount of the Rent Adjustments shall not constitute a waiver by Landlord of its right to deliver such items nor constitute a waiver or release of Tenant’s obligations to pay such amounts. The Rent Adjustment Deposit shall be credited against Rent Adjustments due for the applicable calendar year (or partial calendar year). During the last complete calendar year or during any partial calendar year in which this Lease terminates, Landlord may include in the Rent Adjustment Deposit its estimate of Rent Adjustments which might not be finally determined until after the termination of this Lease. Tenant’s obligation to pay Rent Adjustments, and Landlord’s obligation to refund Rent Adjustments, survive the expiration or termination of this Lease. 4.3 BOOKS AND RECORDS Landlord shall maintain books and records showing Operating Expenses and Taxes in accordance with sound accounting and management practices, consistently applied. Tenant or its representative (which representative shall be a certified public accountant licensed to do business in the state in which the Property is located and whose primary business is certified public accounting and who shall not be paid on a contingency basis) shall have the right, for a period of one hundred twenty (120) days following the date upon which Landlord’s Statement is delivered to Tenant, to examine Landlord’s books and records (which shall be made available by Landlord at an office in the San Francisco Bay area) with respect to the items in the foregoing statement of Operating Expenses and Taxes during normal business hours, upon written notice, delivered at least five (5) business days in advance. Tenant shall pay for all costs of such examination. If Tenant performs such examination, but does not object in writing to Landlord’s Statement within one hundred eighty (180) days after Tenant’s receipt thereof, specifying the nature of the item in dispute and the reasons therefor, then Landlord’s Statement shall be considered final and accepted by Tenant and Tenant shall be deemed to have waived its right to dispute Landlord’s Statement.

16 If Tenant does dispute any Landlord’s Statement, Tenant shall deliver a copy of any such audit to Landlord at the time of notification of the dispute. If Tenant does not provide such notice of dispute and a copy of such audit to Landlord within such one hundred eighty (180) day period, it shall be deemed to have waived such right to dispute Landlord’s Statement. Any amount due to Landlord as shown on Landlord’s Statement, whether or not disputed by Tenant as provided herein shall be paid by Tenant when due as provided above, without prejudice to any such written exception. In no event shall Tenant be permitted to examine Landlord’s records or to dispute any statement of Operating Expenses and Taxes unless Tenant has paid and continues to pay all Rent when due (after any applicable notice and cure periods). Upon resolution of any dispute with respect to Operating Expenses and Taxes, Tenant shall either pay Landlord any shortfall or Landlord shall credit Tenant against the next Rent coming due (until such credit is exhausted) or, if the Term has ended, pay to Tenant within sixty (60) days, any overages due to Tenant. The records obtained by Tenant shall be treated as confidential and neither Tenant nor any of its representatives or agents shall disclose or discuss the information set forth in the audit to or with any other person or entity; provided, however, such duty of confidentiality shall not apply to information which (a) is lawfully known by or in the possession of Tenant prior to disclosure of such information by Landlord; or (b) is or becomes publicly available through no fault on the part of Tenant; or (c) is required to be disclosed by law, court order, subpoena or other legal compulsion; or (d) is received from third parties who have not been instructed by Landlord or otherwise agreed to maintain the subject information confidential (the “Confidentiality Requirement”). Tenant shall indemnify and hold Landlord harmless for any losses or damages arising out of the breach of the Confidentiality Requirement. 4.4 TENANT OR LEASE SPECIFIC TAXES In addition to Monthly Base Rent, Rent Adjustments, Rent Adjustment Deposits and other charges to be paid by Tenant, Tenant shall pay to Landlord, upon demand, any and all taxes payable by Landlord (other than federal or state inheritance, general income, gift or estate taxes) whether or not now customary or within the contemplation of the parties hereto: (a) upon, allocable to, or measured by the Rent payable hereunder, including any gross receipts tax or excise tax levied by any governmental or taxing body with respect to the receipt of such Rent; or (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (c) upon the measured value of Tenant’s personal property located in the Premises or in any storeroom or any other place in the Premises or the Property, or the areas used in connection with the operation of the Property, it being the intention of Landlord and Tenant that, to the extent possible, such personal property taxes shall be billed to and paid directly by Tenant; (d) resulting from any Tenant Work or Tenant Alterations, whether title thereto is in Landlord or Tenant; or (e) upon this transaction. Taxes or supplemental taxes paid by Tenant pursuant to this Section 4.4 shall not be included in any computation of Taxes payable pursuant to Sections 4.1 and 4.2, but standard property management fees shall apply to any such payments. ARTICLE 5 SECURITY (a) Simultaneously with Tenant’s execution and delivery of this Lease to Landlord, Tenant shall pay Landlord in immediately available funds the cash amount of the 17 Additional Security Deposit set forth in Section 1.1 of this Lease, which Additional Security Deposit, plus the amount held under the Existing Lease (as set forth in Section 1.1), Landlord shall hold under this Lease for the full and faithful performance by Tenant of each and every term, provision, covenant, and condition of this Lease. If Tenant fails timely to perform any of the terms, provisions, covenants and conditions of this Lease, which failure results in a Default under this Lease, then Landlord may use, apply, or retain the whole or any part of the Security Deposit for the payment of any Rent not paid when due, for the cost of repairing any damage, for the cost of cleaning the Premises, for the payment of any other sum which Landlord may expend or may be required to expend by reason of Tenant’s failure to perform, and otherwise for compensation of Landlord for any other loss or damage to Landlord occasioned by Tenant’s failure to perform, including, but not limited to, any loss of future Rent and any damage or deficiency in the reletting of the Premises (whether such loss, damages or deficiency accrue before or after summary proceedings or other reentry by Landlord) and the amount of the unpaid past Rent, future Rent loss, and all other losses, costs and damages, that Landlord would be entitled to recover if Landlord were to pursue recovery under Section 11.2(b) or (c) of this Lease or California Civil Code Section 1951.2 or 1951.4 (and any supplements, amendments, replacements and substitutions thereof and therefor from time to time). If Landlord so uses, applies or retains all or part of the Security Deposit, Tenant shall within ten (10) business days after demand pay or deliver to Landlord in immediately available funds the sum necessary to replace the amount used, applied or retained. If there is no Default on the part of Tenant, the Security Deposit (except any amount retained for application by Landlord as provided herein) shall be returned to Tenant with thirty (30) days after the latest of: (i) the Expiration Date or earlier termination of the Lease; (ii) the removal of Tenant from the Premises; or (iii) the surrender of the Premises by Tenant to Landlord in accordance with this Lease; provided, however, in no event shall any such return be construed as an admission by Landlord that Tenant has performed all of its obligations hereunder. (b) The Security Deposit shall not be deemed an advance rent deposit or an advance payment of any kind, or a measure of Landlord’s damages with respect to Tenant’s failure to perform, nor shall any action or inaction of Landlord with respect to it or its use or application be a waiver of, or bar or defense to, enforcement of any right or remedy of Landlord. Landlord shall not be required to keep the Security Deposit separate from its general funds and shall not have any fiduciary duties or other duties (except as set forth in this Section) concerning the Security Deposit. Tenant shall not be entitled to any interest on the Security Deposit. In the event of any sale, lease or transfer of Landlord’s interest in the Building, Landlord shall have the right to transfer the Security Deposit, or balance thereof, to the transferee and any such transfer shall release Landlord from all liability for the return of the Security Deposit. Tenant thereafter shall look solely to such transferee for the return or payment of the Security Deposit. Tenant shall not assign or encumber or attempt to assign or encumber the Security Deposit; provided, however, that if Tenant assigns its interest in this Lease as permitted herein, Landlord shall return the Security Deposit to such assignee pursuant to the terms of this Lease governing the return of the Security Deposit. Tenant hereby waives any and all rights of Tenant under the provisions of Section 1950.7 of the California Civil Code, and any and all rights of Tenant under all provisions of Law, now or hereafter enacted, regarding security deposits. 18 ARTICLE 6 SERVICES 6.1 LANDLORD’S GENERAL SERVICES (a) Landlord shall furnish the following services the cost of which services shall be included in Operating Expenses or paid directly by Tenant to the utility or service provider: (1) heat, ventilation and air-conditioning (“HVAC”) in the Premises at all times, as necessary for the comfortable occupancy of the Premises and sufficient for Tenant’s office and laboratory operations, subject to reasonable limitations of the HVAC equipment and compliance with all applicable mandatory regulations and Laws; (2) tempered and cold water for normal and customary use in the Premises and in lavatories in common with other tenants from the regular supply of the Building; (3) customary cleaning and janitorial services in the Common Areas five (5) days per week, excluding National Holidays; and (4) washing of the outside windows in the Premises weather permitting at intervals determined by Landlord. (b) Landlord shall provide a security program for the Building (but not individually for Tenant or the Premises), the cost of which program shall be an Operating Expense. Landlord shall not be liable in any manner to Tenant or any other Tenant Parties for any acts (including criminal acts) of others, or for any direct, indirect, or consequential damages, or any injury or damage to, or interference with, Tenant’s business, including, but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, or other loss or damage, bodily injury or death, related to any malfunction, circumvention or other failure of any security program, or for the failure of any security program to prevent bodily injury, death, or property damage, or loss, or to apprehend any person suspected of causing such injury, death, damage or loss. (c) Landlord shall furnish to the Premises replacement lamps, bulbs, ballasts and starters used in any normal Building lighting installed in the Premises, except that if the replacement or repair of such items is a result of negligence of Tenant, its employees, agents, servants, licensees, subtenants, contractors or invitees, such cost shall be paid by Tenant within ten (10) days after notice from Landlord and shall not be included as part of Operating Expenses. (d) If Tenant uses heat generating machines or equipment in the Premises to an extent which materially and adversely affects the temperature otherwise maintained by the air- cooling system or whenever the occupancy or electrical load materially and adversely affects the temperature otherwise maintained by the air-cooling system, Landlord reserves the right to install or to require Tenant to install reasonably required supplementary air-conditioning units in the Premises. Tenant shall bear all reasonable costs and expenses related to the installation, maintenance and operation of such units. (e) Tenant shall pay Landlord at rates reasonably fixed by Landlord for all 19 tenants in the Building, charges for all water furnished to the Premises beyond that described in Section 6.1(a)(2), including the expenses of installation of a water line, meter and fixtures. 6.2 UTILITIES AND JANITORIAL SERVICES Except as otherwise provided in the definition of Operating Expenses, all utility services not directly contracted for and paid by Tenant to the utility provider, and used in the production of heating and cooling and air supply and exhaust from the central HVAC systems serving the Building and Premises, including, without limitation, electricity and gas, as well as water and sewer services, shall constitute Operating Expenses. All utility services used by Tenant within the Premises, including, without limitation, electricity and gas, shall be paid for by Tenant either through a separate charge or as part of Operating Expenses. Such charges shall be based upon Tenant’s usage, which usage: (a) as to electricity, other than overhead lighting, shall be measured by a separate meter or sub-meter that is already installed in the Premises, and paid by Tenant within 30 days after billing as additional Rent under this Lease; and (b) as to all other utilities, shall either be reasonably estimated by Landlord and paid by Tenant within 30 days after billing as additional Rent under this Lease or included in Operating Expenses. In addition, Tenant shall provide its own janitorial services to the Premises, using a janitorial service reasonably acceptable to Landlord or shall make arrangements with Landlord for Landlord, through Landlord’s vendors, to perform such Premises cleaning services, and shall pay the costs thereof directly to Landlord. Notwithstanding any provision of this Lease to the contrary, Tenant shall not make any alterations or additions to the electric equipment or systems, in each instance, without the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed so long as such alterations or additions (i) do not exceed the capacity of the wiring, feeders and risers and (ii) are in compliance with the City’s building code. Tenant’s use of electric current shall at no time exceed the capacity of the wiring, feeders and risers providing electric current to the Premises or the Building. The consent of Landlord to the installation of electric equipment shall not relieve Tenant from the obligation to limit usage of electricity to no more than such capacity. 6.3 ADDITIONAL AND AFTER HOURS SERVICES At Tenant’s written request (which request may be made by email), Landlord shall furnish additional quantities of any of the services or utilities specified in Section 6.1, if Landlord can reasonably do so, on the terms set forth herein. To the extent not paid directly by Tenant to the utility provider, for services or utilities requested by Tenant and furnished by Landlord, Tenant shall pay to Landlord as a charge therefor Landlord’s prevailing rates charged from time to time for such services and utilities, as additional Rent under this Lease. Without limiting the generality of the foregoing, for HVAC service in the office areas of the Premises that is outside of Standard Operating Hours, Landlord’s prevailing rate as of the date of this Lease includes a one (1) hour minimum per activation. If Tenant shall fail to make any such payment, Landlord may, upon notice to Tenant and in addition to Landlord’s other remedies under this Lease, discontinue any or all of such additional services. 6.4 TELEPHONE SERVICES

20 All telephone and communication connections which Tenant may desire shall be subject to Landlord’s prior written approval, in Landlord’s reasonable discretion, and the location of all Cables and the work in connection therewith shall be performed by contractors approved by Landlord, which approval shall not unreasonably be withheld and shall be deemed given if not denied by notice with the reasons for such denial, given to Tenant within five (5) days following Tenant’s second request for approval, and shall be subject to the reasonable direction of Landlord and in compliance with Landlord’s then current Building standards for Cable installation. Tenant shall be responsible for and shall pay for all costs incurred in connection with the installation of Cables in the Premises, including any hook up, access and maintenance fees related to the installation of such Cables in the Premises and the commencement of service therein, and the maintenance thereafter of such Cables, and there shall be included in Operating Expenses for the Building all installation, removal, hook-up or maintenance costs incurred by Landlord in connection with Cables serving the Building which are not allocable to any individual users of such service but are allocable to the Building generally. If Tenant fails to maintain all Cables in the Premises and such failure adversely affects or interferes with the operation or maintenance of any other Cables serving the Building, and Tenant fails to remedy such failure within five (5) Business Days after receipt of written notice from Landlord, Landlord or any vendor hired by Landlord may enter into and upon the Premises forthwith and perform such repairs, restorations or alterations as Landlord deems reasonably necessary in order to eliminate any such interference (and Landlord may recover from Tenant all of Landlord’s costs in connection therewith). If required by Landlord, no later than the Termination Date Tenant shall remove all Cables installed by Tenant for and during Tenant’s occupancy and surrender the installation in a condition previously approved by Landlord. Tenant agrees that neither Landlord nor any of its agents or employees shall be liable to Tenant, or any of Tenant’s employees, agents, customers or invitees or anyone claiming through, by or under Tenant, for any damages, injuries, losses, expenses, claims or causes of action because of any interruption, diminution, delay or discontinuance at any time for any reason in the furnishing of any telephone or other communication service to the Premises and the Building. 6.5 DELAYS IN FURNISHING SERVICES Tenant agrees that Landlord shall not be in breach of this Lease nor be liable to Tenant for damages or otherwise, for any failure to furnish, or a delay in furnishing, or a change in the quantity or character of any service when such failure, delay or change is occasioned, in whole or in part, by repairs, improvements or mechanical breakdowns, by the act or default of Tenant or other parties or by an event of Force Majeure. No such failure, delay or change shall be deemed to be an eviction or disturbance of Tenant’s use and possession of the Premises, or relieve Tenant from paying Rent or from performing any other obligations of Tenant under this Lease, without any deduction or offset. Failure to any extent to make available, or any slowdown, stoppage, or interruption of, the specified utility services resulting from any cause, including changes in service provider or Landlord’s compliance with any voluntary or similar governmental or business guidelines now or hereafter published or any requirements now or hereafter established by any governmental agency, board, or bureau having jurisdiction over the operation of the Property, shall not render Landlord liable in any respect for damages to either persons, property, or business, nor be construed as an eviction of Tenant or work an abatement of Rent, nor relieve Tenant of Tenant’s obligations for fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord 21 shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of Rent or damages on account of any interruption of service occasioned thereby or resulting therefrom. Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code section 1932(1), permitting the termination of this Lease due to such interruption, failure or inability. Notwithstanding anything to the contrary in the foregoing, if Tenant is unable to use the Premises as a result of an interruption in service, and if any such interruption (i) continues for five (5) consecutive business days following Tenant’s delivery to Landlord of notice of such interruption, (ii) is caused by the negligence of Landlord and the cure of same is within the reasonable control of Landlord (and is not attributable to any acts or omissions of Tenant), (iii) materially and adversely affects Tenant’s ability to conduct business in the Premises, or any material portion thereof, and (iv) on account of such interruption Tenant ceases doing business in the Premises, Rent shall thereafter abate to the extent the Premises are materially and adversely affected, commencing on the sixth (6th) business day following Tenant’s notice hereunder and continuing for the remainder of the interruption. 6.6 CHOICE OF SERVICE PROVIDER Tenant acknowledges that Landlord may, at Landlord’s sole option, to the extent permitted by applicable law, elect to change, from time to time, the company or companies which provide services (including electrical service, gas service, water, telephone and technical services) to the Building, the Premises and/or its occupants. Notwithstanding anything to the contrary set forth in this Lease, Tenant acknowledges that Landlord has not and does not make any representations or warranties concerning the identity or identities of the company or companies which provide services to the Building and the Premises or its occupants, and Tenant acknowledges that the choice of service providers and matters concerning the engagement and termination thereof shall be solely that of Landlord in its reasonably discretion. Landlord shall not engage a vendor to be the exclusive provider of utility services to the Premises which is not a regulated public utility or which pays any compensation to Landlord or its Affiliates for the right to provide services to the Building. The foregoing provision is not intended to modify, amend, change or otherwise derogate any provision of this Lease concerning the nature or type of service to be provided or any specific information concerning the amount thereof to be provided. Tenant agrees to reasonably cooperate with Landlord and each of its service providers in connection with any change in service or provider. 6.7 SIGNAGE (a) Named Tenant shall, in accordance with Building standard signage programs, continue to have the right (as it has under the Existing Lease) to maintain one (1) exterior non-illuminated sign displaying Tenant’s trade name on the exterior of the Building (“Tenant’s Exterior Sign”). (b) Notwithstanding anything to the contrary contained in this Lease and in addition to the maintenance and repair obligations of Tenant set forth in Section 8.2 below, any and all maintenance and repair relating to Tenant’s Exterior Sign shall be the sole responsibility of Tenant including, without limitation: (i) ensuring all penetrations of the exterior of the Project related to Tenant’s Exterior Sign remain “watertight/waterproof” meaning that no portions of Tenant’s Exterior Sign cause or permit any water to penetrate or damage any portion of the Project, 22 (ii) cleaning Tenant’s Exterior Sign whenever necessary in order to ensure that its appearance complies with the “Class-A” nature of the Project (as determined by Landlord in its reasonable discretion), (iii) promptly repairing any cracks in or other damage to the exterior façade of the Project caused by Tenant’s Exterior Sign (as determined by Landlord in its reasonable discretion), (iv) taking any necessary measures to prevent or abate the presence of birds which may congregate on or around Tenant’s Exterior Sign (as determined in Landlord’s reasonable discretion), and (v) making any other repair or maintenance to Project that Landlord reasonably determines necessary due to the installation, existence, or removal of Tenant’s Exterior Sign. Tenant shall promptly perform such maintenance and repair obligations in a good and workmanlike manner, such that Tenant’s Exterior Sign appears and operates at all times in the manner intended at the time it was designed and installed. (c) Notwithstanding anything to the contrary contained in this Lease, Tenant shall, prior to the expiration or earlier termination of this Lease, and at Tenant’s sole cost and expense, remove Tenant’s Exterior Sign and restore any portion(s) of the Building or Project impacted by Tenant’s Exterior Sign (as determined by Landlord in its reasonable discretion) to the condition of such portion(s) of the Building or Project which existed prior to the installation of Tenant’s Exterior Sign. If any patching of holes or other cosmetic blemishes relating to Tenant’s Exterior Sign are visible in the reasonable opinion of Landlord (including, without limitation, discoloration of the exterior façade materials of the Building) following such removal by Tenant, Landlord may require that the underlying façade materials be replaced with new materials consistent in color, appearance and texture to the original façade materials, at Tenant’s sole cost and expense. (d) All costs pertaining to the maintenance, repair and removal of Tenant’s Exterior Sign or any part thereof shall be paid by Tenant when due. The provisions of this Lease pertaining to mechanic’s liens shall apply to Tenant’s Exterior Sign. Tenant shall insure Tenant’s Exterior Sign pursuant to the provisions of Section 16.1 below in the same manner and to the same extent as the Tenant Additions. (e) Notwithstanding anything to the contrary contained in this Lease, Landlord shall have the right, but not the obligation, to perform any of the obligations of Tenant set forth in this Section 6.7 on Tenant’s behalf, if, after ten (10) days following the delivery of written notice to Tenant of the necessity of any work or obligation set forth herein, Tenant has not caused the commencement of such work or fulfillment of such obligation (or if the completion of such work or fulfillment of such obligation has commenced but ceases to be diligently pursued by Tenant). Tenant shall promptly pay all of Landlord’s costs and expenses related to any such work plus an administration fee of fifteen percent (15%) of such costs and expenses for Landlord’s supervision and coordination of such work. Tenant shall pay such costs and expenses to Landlord within fifteen (15) days after the receipt of reasonably detailed invoice therefor from Landlord, together with reasonable evidence of the amounts incurred and paid by Landlord for such purposes. Such costs and fee shall constitute a part of the Rent due under this Lease and shall be in addition to all other Rent, and Landlord shall have the same rights and remedies with respect to any failure to pay them as herein required which Landlord would have with respect to any other failure to pay Rent when due. (f) Notwithstanding anything to the contrary contained herein, Named 23 Tenant’s rights under this Section 6.7 are personal to Named Tenant and shall not be assigned or assignable, in whole or in part, to any third party. Any assignment or other transfer of such rights by Named Tenant shall be void and of no force or effect. Without limiting the generality of the foregoing, no sublessee of the Premises shall be permitted to exercise the rights granted to Named Tenant under this Section 6.7. ARTICLE 7 USE OF PREMISES; LANDLORD’S ACCESS RIGHTS 7.1 USE OF PREMISES (a) Tenant shall occupy and use the Premises only for the uses specified in Section 1.1 to conduct Tenant’s business. Tenant shall not occupy or use the Premises (or permit the use or occupancy of the Premises) for any purpose or in any manner which: (1) is unlawful or in violation of any Law or Hazardous Materials Law; (2) may be unreasonably dangerous to persons or property; (3) is contrary to or prohibited by the terms and conditions of this Lease or the rules of the Building set forth in Article 18; or (4) creates or continues a nuisance. Notwithstanding the foregoing, in no event will Tenant be prohibited from using the Premises for research and development laboratory use, manufacturing use, and related office use. (b) Landlord shall provide Tenant with access to the Premises 24 hours per day, 7 days per week and 365/366 days per year, subject to closure due to Force Majeure events when required by governmental authorities with jurisdiction over the Premises, or in the event of an imminent threat to safety or the Building. (c) Landlord and Tenant acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. §12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the “ADA”) establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises, the Building and the Project depending on, among other things: (1) whether Tenant’s business is deemed a “public accommodation” or “commercial facility”, (2) whether such requirements are “readily achievable”, and (3) whether a given alteration affects a “primary function area” or triggers “path of travel” requirements. The parties hereby agree that: (a) Landlord shall be responsible for ADA Title III compliance in the Common Areas, except as provided below, (b) Tenant shall be responsible for ADA Title III compliance in the Premises, including any Tenant Additions or other work to be performed in the Premises by Tenant under or in connection with this Lease, (c) Landlord may perform, or require that Tenant perform, and Tenant shall be responsible for the cost of, ADA Title III “path of travel” requirements triggered by Tenant Additions in the Premises, and (d) Landlord may perform, or require Tenant to perform, and Tenant shall be responsible for the cost of, ADA Title III compliance in the Common Areas necessitated by the Building being deemed to be a “public accommodation” instead of a “commercial facility” as a result of Tenant’s use of the Premises for other than research and development laboratory use, and related office use. Tenant shall be solely responsible for requirements under Title I of the ADA relating to Tenant’s employees. (d) Landlord and Tenant agree to cooperate and use commercially reasonable

24 efforts to participate in traffic management programs generally applicable to businesses located in or about the area and Tenant shall encourage and support van, shuttle service, and carpooling by, and staggered and flexible working hours for, its office workers and service employees to the extent reasonably permitted by the requirements of Tenant’s business. Neither this Section or any other provision of this Lease is intended to or shall create any rights or benefits in any other person, firm, company, governmental entity or the public. (e) Tenant agrees to reasonably cooperate with Landlord and to comply with any and all guidelines or controls concerning energy management and usage disclosure imposed upon Landlord by federal or state governmental organizations or by any energy conservation association to which Landlord is a party or which is applicable to the Building, including, without limitation, the requirements of California’s Nonresidential Building Energy Use Disclosure Program, as more particularly specified in California Public Resources Code Sections 25402.10 et seq. and regulations adopted pursuant thereto. Further, Tenant hereby authorizes (and agrees that Landlord shall have the authority to authorize) any electric or gas utility company providing service to the Building to disclose from time to time so much of the data collected and maintained by it regarding Tenant’s energy consumption data as may be necessary to cause the Building to participate in the ENERGY STAR® Portfolio Manager system and similar programs; and Tenant further authorizes Landlord to disclose information concerning energy use by Tenant, either individually or in combination with the energy use of other tenants, as applicable as Landlord determines to be reasonably necessary to comply with applicable Laws pertaining to the Building or Landlord’s ownership thereof. (f) Hazardous Materials. (1) Definitions. The following terms shall have the following meanings for purposes of this Lease: (i) “Biohazardous Materials” means any and all substances and materials defined or referred to as “medical waste,” “biological waste,” “biohazardous waste,” “biohazardous material” or any other term of similar import under any Hazardous Materials Laws, including (but not limited to) California Health & Safety Code Sections 25105 et seq., and any regulations promulgated thereunder, as amended from time to time. (ii) “Chemical Control Area Plan” means that certain plan for the use and storage of Hazardous Materials in the Building created by Landlord and approved by the City, if any, which plan shall not materially increase Tenant’s expenses nor materially impact Tenant’s use of the Premises, and a copy of which plan shall be provided to Tenant no later than thirty (30) days prior to such plan’s implementation. (iii) “Environmental Condition” means the Release of any Hazardous Materials in, over, on, under, through, from or about the Project (including, but not limited to, the Premises). (iv) “Environmental Damages” means all claims, suits, judgments, damages, losses, penalties, fines, liabilities, encumbrances, liens, costs and expenses of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or 25 unforeseeable, arising out of or in connection with any Environmental Condition, including, to the extent arising out of an Environmental Condition, without limitation: (A) damages for personal injury, or for injury or damage to the Project or natural resources occurring on or off the Project, including without limitation (1) any claims brought by or on behalf of any person, (2) any loss of, lost use of, damage to or diminution in value of any Project or natural resource, and (3) costs of any investigation, remediation, removal, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or otherwise reasonably necessary to protect the public health or safety, whether on or off the Project; (B) reasonable fees incurred for the services of attorneys, consultants, contractors, experts and laboratories in connection with the preparation of any feasibility studies, investigations or reports or the performance of any work described above; (C) any liability to any third person or governmental agency to indemnify such person or agency for costs expended or liabilities incurred in connection with any items described in clause (A) or (B) above; (D) any fair market or fair market rental value of the Project; and (E) the amount of any penalties, damages or costs a party is required to pay or incur in excess of that which the party otherwise would reasonably have expected to pay or incur absent the existence of the applicable Environmental Condition. (v) “Handling” or “Handles”, when used with reference to any substance or material, includes (but is not limited to) any receipt, storage, use, generation, Release, transportation, treatment or disposal of such substance or material. (vi) “Hazardous Materials” means any and all chemical, explosive, biohazardous, radioactive or otherwise toxic or hazardous materials or hazardous wastes, including without limitation any asbestos-containing materials, PCB’s, CFCs, petroleum and derivatives thereof, Radioactive Materials, Biohazardous Materials, Hazardous Wastes, any other substances defined or listed as or meeting the characteristics of a hazardous substance, hazardous material, Hazardous Waste, toxic substance, toxic waste, biohazardous material, biohazardous waste, biological waste, medical waste, radiation, radioactive substance, radioactive waste, or other similar term, as applicable, under any law, statute, ordinance, code, rule, regulation, directive, order, condition or other written requirement enacted, promulgated or issued by any public officer or governmental or quasi-governmental authority, whether now in force or hereafter in force at any time or from time to time to protect the environment or human health, and/or any mixed materials, substances or wastes containing more than one of the foregoing categories of materials, substances or wastes. (vii) “Hazardous Materials Laws” means, collectively, (A) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601-9657, (B) the Hazardous Materials Transportation Act of 1975, 49 U.S.C. Sections 1801-1812, (C) the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901-6987 (together with any amendments thereto, any regulations thereunder and any amendments to any such regulations as in effect from time to time, “RCRA”), (D) the California Carpenter-Presley-Tanner Hazardous Substance Account Act, California Health & Safety Code Sections 25300 et seq., (E) the Hazardous Materials Release Response Plans and Inventory Act, California Health & Safety Code Sections 25500 et seq., (F) the California Hazardous Waste Control Law, California Health & Safety Code Sections 25100 et seq. (together with any amendments thereto, any regulations thereunder and any amendments to any such regulations as 26 in effect from time to time, the “CHWCL”), (G) California Health & Safety Code Sections 25015- 25027.8, (H) any amendments to or successor statutes to any of the foregoing, as adopted or enacted from time to time, (I) any regulations or amendments thereto promulgated pursuant to any of the foregoing from time to time, (J) any Laws relating to Biohazardous Materials, including (but not limited to) any regulations or requirements with respect to the shipping, use, decontamination and disposal thereof, and (K) any other Law now or at any time hereafter in effect regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Materials, including (but not limited to) any requirements or conditions imposed pursuant to the terms of any orders, permits, licenses, registrations or operating plans issued or approved by any governmental or quasi-governmental authority from time to time either on a Project-wide basis or in connection with any Handling of Hazardous Materials in, on or about the Premises or the Project. (viii) “Hazardous Wastes” means (A) any waste listed as or meeting the identified characteristics of a “hazardous waste” or terms of similar import under RCRA, (B) any waste meeting the identified characteristics of a “hazardous waste”, “extremely hazardous waste” or “restricted hazardous waste” under the CHWCL, and/or (C) any and all other substances and materials defined or referred to as a “hazardous waste” or other term of similar import under any Hazardous Materials Laws. (ix) “Landlord’s Contamination” means any Hazardous Materials which exist in, on, under or in the vicinity of the Project as of the date of this Lease or which migrate onto or beneath the Project after termination of this Lease. Tenant shall not be required to pay any costs with respect to the remediation or abatement of Landlord’s Contamination. (x) “Radioactive Materials” means (A) any and all substances and materials the Handling of which requires an approval, consent, permit or license from the Nuclear Regulatory Commission, (B) any and all substances and materials the Handling of which requires a Radioactive Material License or other similar approval, consent, permit or license from the State of California, and (C) any and all other substances and materials defined or referred to as “radiation,” a “radioactive material” or “radioactive waste,” or any other term of similar import under any Hazardous Materials Laws, including (but not limited to) Title 26, California Code of Regulations Section 17-30100, and any statutes, regulations or other laws administered, enforced or promulgated by the Nuclear Regulatory Commission. (xi) “Release” means any accidental or intentional spilling, leaking, pumping, pouring, emitting, discharging, injecting, escaping, leaching, migrating, dumping or disposing into the air, land, surface water, groundwater or the environment (including without limitation the abandonment or discarding of receptacles containing any Hazardous Materials). (xii) “Tenant’s Contamination” means any Hazardous Material Release on or about the Property by Tenant and/or any agents, employees, contractors, vendors, suppliers, licensees, subtenants, and invitees of Tenant (individually, a “Tenant Party” and collectively, “Tenant Parties”). (2) Handling of Hazardous Materials. The parties acknowledge that 27 Tenant wishes and intends to use all or a portion of the Premises as a bio-pharmaceutical research and development facility in conformance with the conduct by Tenant of its business in accordance with the use specified in Section 1.1, that such use, as conducted or proposed to be conducted by Tenant, would customarily include the Handling of Hazardous Materials, and that Tenant shall therefore be permitted to engage in the Handling in the Premises of necessary and reasonable quantities of Hazardous Materials customarily used in or incidental to the operation of a bio- pharmaceutical research, manufacturing, development preparation and/or dispensing facility in conformance with business operations of Tenant in the manner conducted or proposed to be conducted by Tenant hereunder (“Permitted Hazardous Materials”), provided that the Handling of such Permitted Hazardous Materials by all Tenant Parties shall at all times comply with and be subject to all provisions of this Lease and all Laws, including all Hazardous Materials Laws, and with Landlord’s Chemical Control Area Plan for the Building. Without limiting the generality of the foregoing, Tenant shall comply at all times with all Hazardous Materials Laws applicable to any aspect of Tenant’s use of the Premises and the Project and of Tenant’s operations and activities in, on and about the Premises and the Project, and shall ensure at all times that Tenant’s Handling of Hazardous Materials in, on and about the Premises does not violate (x) the terms of any governmental licenses or permits applicable to the Building (including, but not limited to, the Building Discharge Permit as defined below) or Premises or to Tenant’s Handling of any Hazardous Materials therein, or (y) any applicable requirements or restrictions relating to the occupancy classification of the Building and the Premises. (3) Disposition or Emission of Hazardous Materials. Tenant shall not Release or dispose of any Hazardous Materials, except to the extent authorized by permit, at the Premises or on the Project, but instead shall arrange for off-site disposal, under Tenant’s own name and EPA waste generator number (or other similar identifying information issued or prescribed by any other governmental authority with respect to Radioactive Materials, Biohazardous Materials or any other Hazardous Materials) and at Tenant’s sole expense, in compliance with all applicable Hazardous Materials Laws, with the Laboratory Rules and Regulations (defined below) and with all other applicable Laws and regulatory requirements. (4) Information Regarding Hazardous Materials. Tenant shall maintain and make available to Landlord the following information and/or documentation within thirty (30) days after written demand: (i) An inventory of all Hazardous Materials that Tenant receives, uses, handles, generates, transports, stores, treats or disposes of from time to time, or at the time of preparation of such inventory proposes or expects to use, handle, generate, transport, store, treat or dispose of from time to time, in connection with its operations at the Premises. Such inventory shall include, but shall separately identify, any Hazardous Wastes, Biohazardous Materials and Radioactive Materials covered by the foregoing description. If such inventory includes any Biohazardous Materials, Tenant shall also disclose in writing to Landlord the Biosafety Level designation associated with the use of such materials. (ii) Copies of all then existing permits, licenses, registrations and other similar documents issued by any governmental or quasi-governmental authority that authorize any Handling of Hazardous Materials in, on or about the Premises or the Project by any Tenant Party.

28 (iii) All Material Safety Data Sheets (“MSDSs”), if any, required to be completed with respect to operations of Tenant at the Premises from time to time in accordance with Title 26, California Code of Regulations Section 8-5194 or 42 U.S.C. Section 11021, or any amendments thereto, and any Hazardous Materials Inventory Sheets that detail the MSDSs. (iv) All hazardous waste manifests (as defined in Title 26, California Code of Regulations Section 22-66481), if any, that Tenant is required to complete from time to time in connection with its operations at the Premises. (v) A copy of any “Hazardous Materials Business Plan” required from time to time with respect to Tenant’s operations at the Premises pursuant to California Health & Safety Code Sections 25500 et seq., and any regulations promulgated thereunder, as amended from time to time, or in connection with Tenant’s application for a business license from the City. If applicable law does not require Tenant to prepare a Hazardous Materials Business Plan, Tenant shall furnish to Landlord at the times and in the manner set forth above the information that would customarily be contained in a Hazardous Materials Business Plan, including (but not limited to) information regarding Tenant’s Hazardous Materials inventories. The parties acknowledge that a Hazardous Materials Business Plan would ordinarily include an emergency response plan, and that regardless of whether applicable Law requires Tenant or other tenants in the Building to prepare Hazardous Materials Business Plans, Landlord in its discretion may elect to prepare a coordinated emergency response plan for the entire Building and/or for multiple Buildings on the Project (if and to the extent applicable). (vi) Any “Contingency Plans and Emergency Procedures” required of Tenant from time to time, in connection with its operations at the Premises, pursuant to applicable Law, Title 26, California Code of Regulations Sections 22-67140 et seq., and any amendments thereto, and any “Training Programs and Records” required under Title 26, California Code of Regulations Section 22-66493, and any amendments thereto from time to time. Landlord in its discretion may elect to prepare a Contingency Plan and Emergency Procedures for the entire Building and/or for multiple buildings on the Project, in which event, if applicable law does not require Tenant to prepare a Contingency Plan and Emergency Procedures for its operations at the Premises, Tenant shall furnish to Landlord at the times and in the manner set forth above the information that would customarily be contained in a Contingency Plan and Emergency Procedures. (vii) Copies of any biennial or other periodic reports furnished or required to be furnished to the California Department of Health Services from time to time, under applicable law, pursuant to Title 26, California Code of Regulations Section 22-66493 and any amendments thereto, relating to any Hazardous Materials. (viii) Copies of any industrial wastewater discharge permits issued to or held by Tenant from time to time in connection with its operations at the Premises (the parties presently anticipate, however, that because of the existence of the Building Discharge Permit in Landlord’s name as described above. Tenant will not be required to maintain a separate, individual discharge permit). 29 (ix) Copies of any other lists, reports, studies, or inventories of Hazardous Materials or of any subcategories of materials included in Hazardous Materials that Tenant is otherwise required to prepare and file from time to time with any governmental or quasi- governmental authority in connection with Tenant’s operations at the Premises, including (but not limited to) reports filed by Tenant with the federal Food & Drug Administration or any other regulatory authorities primarily in connection with the presence (or lack thereof) of any “select agents” or other Biohazardous Materials on the Premises, together with proof of filing thereof. (x) Any other information reasonably requested by Landlord in writing from time to time in connection with (A) Landlord’s monitoring (in Landlord’s reasonable discretion) and enforcement of Tenant’s obligations under this Section and of compliance with applicable Laws in connection with any Handling or Release of Hazardous Materials in the Premises or Building or on or about the Project by any Tenant Party, (B) any inspections or enforcement actions by any governmental authority pursuant to any Hazardous Materials Laws or any other Laws relating to the presence or Handling of Hazardous Materials in the Premises or Building or on or about the Project by any Tenant Party, and/or (C) Landlord’s preparation (in Landlord’s reasonable discretion) and enforcement of any reasonable rules and procedures relating to the presence or Handling by Tenant or any Tenant Party of Hazardous Materials in the Premises or Building or on or about the Project, including (but not limited to) any contingency plans or emergency response plans as described above. Except as otherwise required by Law, Landlord shall keep confidential any information supplied to Landlord by Tenant pursuant to the foregoing, provided, however, that the foregoing shall not apply to any publicly available information filed with any governmental authority or available to the public at large. Landlord may provide such information to its lenders, consultants or investors provided such entities agree to keep such information confidential. (5) Indemnification; Notice of Release. Tenant shall be responsible for and shall indemnify, defend and hold Landlord harmless from and against all Environmental Damages to the extent arising out of or otherwise relating to, (i) any Handling of Hazardous Materials by any Tenant Party in, on or about the Premises or the Project in violation of this Section, (ii) any breach of Tenant’s obligations under this Section or of any Hazardous Materials Laws by any Tenant Party, or (iii) the existence of any Tenant’s Contamination in, on or about the Premises or the Project to the extent caused by any Tenant Party, including without limitation any removal, cleanup or restoration work and materials necessary to return the Project or any improvements of whatever nature located on the Project to the condition existing prior to the Handling of Hazardous Materials in, on or about the Premises or the Project by any Tenant Party. In the event of any Tenant’s Contamination in, on or about the Premises or any other portion of the Project or any adjacent lands, Tenant shall promptly remedy the problem in accordance with all applicable Hazardous Materials Laws, shall give Landlord oral notice of any such non-standard or non-customary Release promptly after Tenant becomes aware of such Release, followed by written notice to Landlord within ten (10) business days after Tenant becomes aware of such Release, and shall furnish Landlord with concurrent copies of any and all notices, reports and other written materials filed by any Tenant Party with any governmental authority in connection with such Release. Tenant shall have no obligation to indemnify, defend and hold Landlord harmless from and against or remedy any Hazardous Materials contamination which was not caused or released by a Tenant Party. 30 (6) Governmental Notices. Tenant shall promptly provide Landlord with copies of all notices received by Tenant relating to any actual or alleged presence or Handling by any Tenant Party of Hazardous Materials in, on or about the Premises or any other portion of the Project, including, without limitation, any notice of violation, notice of responsibility or demand for action from any federal, state or local governmental authority or official in connection with any actual or alleged presence or Handling by any Tenant Party of Hazardous Materials in or about the Premises or any other portion of the Project. (7) Inspection by Landlord. In addition to, and not in limitation of, Landlord’s rights under this Lease, upon reasonable prior request by Landlord, Tenant shall grant Landlord and its consultants, as well as any governmental authorities having jurisdiction over the Premises or over any aspect of Tenant’s use thereof, reasonable access to the Premises at reasonable times to inspect Tenant’s Handling of Hazardous Materials in, on and about the Premises, and Landlord shall not thereby incur any liability to Tenant or be deemed guilty of any disturbance of Tenant’s use or possession of the Premises by reason of such entry; provided, however, that Landlord shall use reasonable efforts to minimize interference with Tenant’s use of the Premises caused by such entry, and Landlord shall comply with any security and confidentiality requirements reasonably imposed by Tenant during any entry onto the Premises and shall minimize to the extent reasonably possible any interference with Tenant’s use of the Premises caused by such entry. Notwithstanding Landlord’s rights of inspection and review of documents, materials and physical conditions under this Section with respect to Tenant’s Handling of Hazardous Materials, Landlord shall have no duty or obligation to perform any such inspection or review or to monitor in any way any documents, materials, physical conditions or compliance with Laws in connection with Tenant’s Handling of Hazardous Materials, and no third Party shall be entitled to rely on Landlord to conduct any such inspection, review or monitoring by reason of the provisions of this Section. (8) Monitoring by Landlord. Subject to subsection (7) immediately above, Landlord reserves the right to monitor, in Landlord’s reasonable discretion and at Landlord’s cost, the reasonable cost of which shall be recoverable as an Operating Expense (except in the case of a breach of any of Tenant’s obligations under this Section, in which event such reasonable monitoring costs may be charged back entirely to Tenant and shall be reimbursed by Tenant to Landlord within fifteen (15) business days after written demand by Landlord from time to time, accompanied by supporting documentation reasonably evidencing the costs for which such reimbursement is claimed), at such times and from time to time as Landlord in its reasonable discretion may determine, through consultants engaged by Landlord or otherwise as Landlord in its reasonable discretion may determine: (x) all aqueous and atmospheric discharges and emissions from the Premises during the Term by a Tenant Party, (y) Tenant’s compliance and the collective compliance of all tenants in the Building with requirements and restrictions relating to the occupancy classification of the Building (including, but not limited to, Hazardous Materials inventory levels of Tenant and all other tenants in the Building), and (z) Tenant’s compliance with all other requirements of this Section. (9) Discovery of Discharge. If Landlord, Tenant or any governmental or quasi-governmental authority discovers any Release from the Premises during the Term by a Tenant Party in violation of this Section that, in Landlord’s reasonable determination, jeopardizes the ability of the Building or the Project to meet applicable Laws or otherwise materially and 31 adversely affects the Building’s or the Project’s compliance with applicable discharge or emission standards, or if Landlord discovers any other material breach of Tenant’s obligations under this Section, then upon receipt of written notice from Landlord or at such earlier time as Tenant obtains actual knowledge of the applicable discharge, emission or breach, Tenant at its sole expense shall within a reasonable time (x) in the case of a Release in violation of this Lease, cease the applicable discharge or emission and remediate any continuing effects of the discharge or emission until such time, if any, as Tenant demonstrates to Landlord’s reasonable satisfaction that the applicable discharge or emission is in compliance with all applicable Laws and any other applicable regulatory commitments and obligations to the satisfaction of the appropriate governmental agency with jurisdiction over the Release, and (y) in the case of any other breach of Tenant’s obligations under this Section, take such corrective measures as Landlord may reasonably request in writing in order to cure or eliminate the breach as promptly as practicable and to remediate any continuing effects of the breach. (10) Post-Occupancy Study. No later than fifteen (15) days following the Termination Date, Tenant, at its sole cost and expense, shall obtain and deliver to Landlord a decommissioning study that is performed (A) in accordance with then-current market standards in the San Francisco Bay Area for like-kind laboratory space, and (B) by an expert reasonably satisfactory to Landlord, evaluating the presence or absence of any Tenant’s Contamination in, on and about the Premises and the Project. Landlord acknowledges that the following are acceptable experts for the performance of such study as of the date of this Lease: Burke-Herring, Nanoclean or Ingenium. Such study shall be based on a reasonable and prudent level of tests and investigations of the Premises and surrounding portions of the Project (if appropriate) which tests shall be conducted no earlier than fifteen (15) days prior to the Termination Date. Liability for any remedial actions required or recommended on the basis of such study shall be allocated in accordance with the applicable provisions of this Lease. To the extent any such remedial actions are the responsibility of Tenant, Tenant at its sole expense shall promptly commence and diligently pursue to completion the required remedial actions. (11) Emergency Response Plans. If Landlord in its reasonable discretion adopts any emergency response plan and/or any Contingency Plan and Emergency Procedures for the Building (or for multiple buildings on the Project if and to the extent applicable) as contemplated above, Landlord shall provide copies of any such plans and procedures to Tenant and, so long as such plans and procedures are reasonable and do not impose material additional costs or expenses on Tenant, Tenant shall comply with all of the requirements of such plans and procedures to the extent applicable to Tenant and/or the Premises. If Landlord elects to adopt or materially modify any such plans or procedures that apply to the Building during the Term, Landlord shall consult with Tenant and Tenant shall reasonably cooperate, at no material cost to Tenant, in the preparation of such plans, procedures or modifications in efforts to accurately reflect and maintain consistency with Tenant’s operations in the Premises, but Landlord alone shall determine, in its good faith reasonable discretion, the appropriate scope of such consultation and nothing in this Section shall be construed to give Tenant any right of approval or disapproval over Landlord’s adoption or modification of any such plans or procedures. (12) Radioactive Materials. Without limiting any other applicable provisions of this Section, if Tenant Handles or proposes to Handle any Radioactive Materials in or about the Premises, Tenant shall provide Landlord with copies of Tenant’s licenses or permits

32 for such Radioactive Materials and with copies of all radiation protection programs and procedures required under applicable Laws or otherwise adopted by Tenant from time to time in connection with Tenant’s Handling of such Radioactive Materials. In addition, Tenant shall comply with any and all rules and procedures issued by Landlord in its good faith discretion from time to time with respect to the Handling of Radioactive Materials on the Project (such as, by way of example but not limitation, rules implementing a label defacement program for decayed waste destined for common trash and/or rules relating to transportation and storage of Radioactive Materials on the Project), provided that such rules and procedures shall be reasonable and not in conflict with any applicable Laws. (13) Deemed Holdover Occupancy. Notwithstanding any other provisions of this Lease, Landlord and Tenant expressly agrees as follows: (i) If Tenant Handles any Radioactive Materials in or about the Premises or the Project during the Term, then for so long as any license or permit relating to such Radioactive Materials remains open or valid following the Termination Date, and another entity handling Radioactive Materials which is a prospective tenant of Landlord is legally prohibited from occupying a portion of the Premises for a use similar to Tenant’s use, then Tenant shall be deemed to be occupying that portion of the Premises on a holdover basis without Landlord’s consent (notwithstanding such otherwise applicable termination or expiration of the Term) and shall be required to continue to pay Rent and other charges in accordance with Article 13 solely for that portion of the Premises effected by the radioactive materials license, until such time as all such Radioactive Materials licenses and permits have been fully closed out in accordance with the requirements of this Lease and with all applicable Hazardous Materials Laws and other Laws. (ii) If Tenant Handles any Hazardous Materials in or about the Premises or the Project during the Term and, on or before the Termination Date, has failed to remove from the Premises or the Project all known Hazardous Materials Handled by a Tenant Party or has failed to complete any remediation or removal of Tenant’s Contamination and/or to have fully remediated in compliance with the requirements of this Lease and with all applicable Hazardous Materials Laws and any other applicable Laws, the Tenant’s Handling and/or Release (if applicable) of any such Hazardous Materials during the Term, then for so long as such circumstances continue to exist, Tenant shall be deemed to be occupying the Premises on a holdover basis without Landlord’s consent (notwithstanding such otherwise applicable termination or expiration of the Term) and shall be required to continue to pay Rent and other charges in accordance with Article 13 until such time as all such circumstances have been fully resolved in accordance with the requirements of this Lease and with all applicable Hazardous Materials Laws and other Laws. (iii) As to the Named Tenant, the “deemed occupancy” set forth in subsections (i) and (ii) above shall apply only if Tenant’s failure to comply with such subsections continues for period of thirty (30) days following the Termination Date, with the holdover penalties commencing as of the thirty-first (31st) day following the Termination Date, but only as to the portion of the Premises that has not been decommissioned to Landlord’s reasonable satisfaction (i.e., in accordance with decommissioning standards then in effect for similar laboratory space in the San Francisco Bay Area). 33 (14) Survival of Obligations. Each party’s obligations under this Section shall survive the Termination Date and shall survive any conveyance by Landlord of its interest in the Premises. The provisions of this Section and any exercise by either party of any of the rights and remedies contained herein shall be without prejudice to any other rights and remedies that such party may have under this Lease or under applicable Law with respect to any Environmental Conditions and/or any Hazardous Materials. Either party’s exercise or failure to exercise, at any time or from time to time, any or all of the rights granted in this Section shall not in any way impose any liability on such party or shift from the other party to such party any responsibility or obligation imposed upon the other party under this Lease or under Hazardous Materials Laws, Environmental Conditions and/or compliance with Laws. (15) Laboratory Rules and Regulations. Tenant agrees for itself and for its subtenants, employees, agents, and invitees to comply with the laboratory rules and regulations (“Laboratory Rules and Regulations”) attached to this Lease as Exhibit C-1 and with all reasonable modifications and additions thereto which Landlord may make from time to time that do not impose material additional costs or expenses on Tenant. (16) Landlord’s Obligations. (i) If Landlord and/or its authorized agents Handle Hazardous Materials in, on or about the Project, such Hazardous Materials shall be Handled in compliance with applicable Hazardous Materials Laws. (ii) If, as a result of Landlord and/or its authorized agents Handling Hazardous Materials in, on or about the Project, such Hazardous Materials must be remediated under Hazardous Materials Laws, Landlord shall promptly take all necessary actions in order to address such remediation. (iii) If Hazardous Materials on the Project, resulting from Landlord’s acts, contaminate the Project, or if the Project was contaminated prior to Tenant’s occupancy under the Existing Lease, Landlord shall indemnify and hold Tenant and its agents harmless from any and all claims, damages, penalties, fines, costs, liabilities and losses, damages, attorneys’ fees, consultants’ fees and experts’ fees resulting from such contamination. 7.2 LANDLORD ACCESS TO PREMISES; APPROVALS (a) Tenant shall permit Landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through the Premises, so long as Tenant’s use, layout or design of the Premises is not materially affected or altered. Landlord or Landlord’s agents shall have the right to enter upon the Premises in the event of an emergency, or to inspect the Premises, to perform any services required hereunder, to conduct safety and other testing in the Premises and to make such repairs, alterations, improvements or additions to the Premises or the Building or other parts of the Property as Landlord may deem necessary or desirable (including all alterations, improvements and additions in connection with a change in service provider or providers). Any entry or work by Landlord may be during Standard Operating Hours and Landlord shall use reasonable efforts to ensure that any entry or work shall not materially interfere with Tenant’s occupancy of the Premises. 34 (b) Advance notice shall not be required for entry in the event of an emergency or urgent situation, as reasonably determined by Landlord, but any other entry or work by Landlord shall be (i) at a time mutually agreed upon between Landlord and Tenant, (ii) during Standard Operating Hours, (iii) upon at least two (2) business day’s prior written notice to Tenant, which notice may be delivered orally or by e-mail to Tenant’s on-site manager at the Premises, and (iv) conducted with a representative of Tenant present. (c) Subject to the provisions of this Section 7.2, Landlord may enter the Premises for the purpose of conducting such inspections, tests and studies as Landlord may deem desirable or necessary to confirm Tenant’s compliance with all Laws and Hazardous Materials Laws or for other purposes necessary in Landlord’s reasonable judgment to ensure the sound condition of the Property and the systems serving the Property. If Landlord discovers any unsafe or hazardous conditions during any such inspection, Landlord shall promptly notify Tenant of such conditions. Landlord’s rights under this Section 7.2(c) are for Landlord’s own protection only, and Landlord has not, and shall not be deemed to have assumed, any responsibility to Tenant or any other party as a result of the exercise or non-exercise of such rights, for compliance with Laws or Hazardous Materials Laws or for the accuracy or sufficiency of any item or the quality or suitability of any item for its intended use. (d) Landlord may do any of the foregoing, or undertake any of the inspection or work described in the preceding paragraphs without such action constituting an actual or constructive eviction of Tenant, in whole or in part, or giving rise to an abatement of Rent by reason of loss or interruption of business of Tenant, or otherwise. (e) The review, approval or consent of Landlord with respect to any item required or permitted under this Lease is for Landlord’s own protection only, and Landlord has not, and shall not be deemed to have assumed any responsibility to Tenant or any other party, as a result of the exercise or non-exercise of such rights, for compliance with Laws or Hazardous Materials Laws or for the accuracy or sufficiency of any item or the quality or suitability of any item for its intended use. (f) Landlord shall make commercially reasonable efforts to advise its employees, agents, contractors, invited guests, and assigns that they will not be permitted to enter the Premises without executing a commercially reasonable form of confidentiality agreement provided by Tenant (the “Confidentiality Agreement”), which Confidentiality Agreement shall prohibit the disclosure, dissemination or distribution of any information that any such parties may learn of, discover, or see within the Premises (whether during an inspection or otherwise), regardless of the nature, source, or storage medium of said confidential information. In the event that Landlord’s employees enter the Premises, Landlord covenants, warrants, and agrees that its employees shall execute the Confidentiality Agreement prior to entering the Premises, and at all times shall maintain the confidentiality of any and all such information. Landlord shall make commercially reasonable efforts to advise any and all persons entering the Premises at its request or acquiescence, by its authority, or on its behalf that such persons will be required to execute the Confidentiality Agreement, but Landlord shall not be liable for such persons failure to do so, nor for Tenant’s failure to require such execution as a condition to entering the Premises. Landlord agrees to immediately notify Tenant of any violation of this section by Landlord’s employees. 35 7.3 QUIET ENJOYMENT Landlord covenants that so long as Tenant is not in Default under this Lease, Tenant shall have the right to quiet enjoyment of the Premises without hindrance or interference from Landlord or those claiming through Landlord, and subject to the covenants and conditions set forth in this Lease and to the rights of any Mortgagee. 7.4 TRANSPORTATION DEMAND MANAGEMENT PROGRAM (a) Landlord may elect or may be required to develop and implement a Transportation Demand Management (“TDM”) program for the Building in order to reduce the traffic-related impacts resulting from development of the Property. One element of any such TDM program will require tenants of the Building to adopt programs and offer incentives to their employees to reduce auto use and support the increase of alternative modes of transit. The following are examples of such programs and incentives: (1) Alternative commute subsidies and/or parking cash-out, where employees are provided with a subsidy if they use transit or commute by alternative modes; (2) Opportunities to purchase commuter checks which allow employees to purchase transit tickets at discounted rates from their before-tax income; and (3) Compressed work weeks and flex time where employees adjust their work schedules to reduce peak hour trips to/from the Building. (b) In order to support any such TDM program for the Building, Tenant agrees that it shall make commercially reasonable efforts, taking into consideration the location of the Premises, to adopt programs and offer incentives to its employees in order to reduce auto use and support the increase of alternative modes of transit. The specifics of Tenant’s programs and incentives shall be tailored to the needs of Tenant’s workforce and shall be determined by Tenant in its good faith efforts to meet the goals of the TDM program. Upon request by Landlord from time to time, but not more often than once per calendar year, Tenant shall provide to Landlord a written report summarizing the programs and incentives being offered by Tenant to achieve the goals of the TDM program. ARTICLE 8 MAINTENANCE 8.1 LANDLORD’S MAINTENANCE Subject to the provisions of Articles 4 and 14 and the definition of “Operating Expenses”, Landlord shall, as an Operating Expense, maintain and make necessary repairs to the foundations, roofs, roof membrane, exterior walls, and the structural elements of the Building, the electrical, plumbing, heating, ventilating, air-conditioning, mechanical, communication, security and the fire and life safety systems of the Building and those corridors, washrooms and lobbies which are Common Areas of the Building, except that: (a) Landlord shall not be responsible for the maintenance or repair of any floor or wall coverings in the Premises or any of such systems which are located within the Premises and are supplemental or special to the Building’s standard systems;

36 and (b) the cost of performing any of said maintenance or repairs whether to the Premises or to the Building caused by the negligence of Tenant, its employees, agents, servants, licensees, subtenants, contractors or invitees, shall be paid by Tenant, subject to the waivers set forth in Section 16.4. 8.2 TENANT’S MAINTENANCE Tenant shall, at its sole cost and expense, perform all maintenance, repair and replacement of the Premises that are not Landlord’s express responsibility under this Lease, and keep the Premises in good condition and repair, reasonable wear and tear excepted. Tenant’s maintenance, repair and replacement obligations include, without limitation, maintenance, repairs and replacements of: (a) floor covering; (b) interior partitions; (c) doors; (d) the interior side of demising walls; (e) electronic, phone and data cabling, wiring and related equipment that is installed by or for the exclusive benefit of Tenant (collectively, “Cable”); (f) supplemental air conditioning units, kitchens, including hot water heaters, plumbing, and similar facilities exclusively serving Tenant; and (g) Tenant Alterations. Landlord shall allocate one hundred percent (100%) of the cost (plus any applicable administration fees) of Landlord’s maintenance, repair or replacement of any Tenant Alterations, or repairs or replacements required to areas outside of the Premises due to same, to Tenant as additional Rent under this Lease. Subject to the waiver of subrogation provisions set forth in Section 16.4 below, Tenant shall reimburse Landlord for the cost of repairing damage to the Building caused by the acts of Tenant, Tenant Parties and their respective contractors and vendors. All maintenance, repairs and replacements upon notice to Tenant, including, but not limited to, janitorial and cleaning services, pest control and waste management and recycling performed by or on behalf of Landlord or Tenant must comply with the Project’s Sustainability Practices. If Tenant fails to make any repairs or replacements of the Premises for more than fifteen (15) days after notice from Landlord (although notice shall not be required in an emergency), Landlord may make the repairs or replacements, and Tenant shall pay, as additional Rent under this Lease, the reasonable cost of the repairs or replacements, together with an administrative charge in an amount equal to ten percent (10%) of the cost of the repairs or replacements. Tenant hereby waives all right to make repairs or replacements at the expense of Landlord or in lieu thereof to vacate the Premises and its other similar rights as provided in California Civil Code Sections 1932(1), 1941 and 1942 or any other Laws (whether now or hereafter in effect). In addition to the foregoing, Tenant shall be responsible for all costs in connection with maintaining, repairing and replacing all special tenant fixtures and improvements, including garbage disposals, showers, plumbing, water filtration systems and appliances. If Tenant requests that Landlord maintain, repair and/or replace any such fixtures and improvements, Tenant shall reimburse Landlord for the cost of all such maintenance, repair and replacement work, plus an administrative fee equal to ten percent (10%) of such cost, as additional Rent under this Lease, and Landlord’s liability for such maintenance, repair and replacement work shall be subject to and limited by the provisions of Article 17 below. 8.3 SUDDEN WATER INTRUSION. Notwithstanding anything in this Lease to the contrary, in the event of sudden water intrusion into the Premises, due to a leaking or bursting pipe or other water source, Landlord will have the right, but not the obligation, to undertake immediate mitigation and repairs measures (the “Water Damage Work”) of such nature as would normally be Tenant’s responsibility under Section 37 8.2 above and to notify Tenant promptly after the repairs have been undertaken (including notice by telephone, to the extent reasonably practicable). Landlord shall determine, in its sole and absolute discretion, the contractors to be used for the Water Damage Work, and Tenant will reimburse Landlord for the reasonable cost of the Water Damage Work, as additional Rent under this Lease, within 30 days following Tenant’s receipt of written demand from Landlord therefor. ARTICLE 9 ALTERATIONS AND IMPROVEMENTS 9.1 TENANT ALTERATIONS (a) The following provisions shall apply to the completion of any Tenant Alterations: (1) Tenant shall not, except as provided herein, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, make or cause to be made any Tenant Alterations in or to the Premises or any Property systems serving the Premises. In the event Landlord does not respond to such request within ten (10) days after written request by Tenant, and such failure continues following a second, 5-business-day written notice to Landlord, Landlord shall be deemed to have approved of such Tenant Alteration. Prior to making any Tenant Alterations, Tenant shall give Landlord ten (10) days prior written notice (or such earlier notice as would be necessary pursuant to applicable Law) to permit Landlord sufficient time to post appropriate notices of non-responsibility. Tenant shall furnish Landlord with the names and addresses of all contractors and subcontractors and copies of all contracts. All Tenant Alterations shall be completed only by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed; provided, however, that Landlord may, in its sole discretion, specify the engineers and contractors to perform all work relating to the Building’s systems (including the mechanical, heating, plumbing, security, ventilating, air-conditioning, electrical, communication and the fire and life safety systems in the Building). In the event Landlord does not respond to such request for approval within ten (10) days after written request by Tenant, and such failure continues following a second, 5-business-day written notice to Landlord, Landlord shall be deemed to have approved of such contractor(s) or mechanic(s). The contractors, mechanics and engineers who may be used are further limited to those whose work will not cause or threaten to cause labor disharmony or interference with Landlord or other tenants in the Building and their respective agents and contractors performing work in or about the Building. Landlord may further condition its consent upon Tenant furnishing to Landlord and Landlord approving prior to the commencement of any work or delivery of materials to the Premises related to the Tenant Alterations such of the following as specified by Landlord: architectural plans and specifications, opinions from Landlord’s engineers stating that the Tenant Alterations will not in any way adversely affect the Building’s systems, necessary permits and licenses, certificates of insurance, and such other documents in such form reasonably requested by Landlord. Upon completion of Tenant Alterations requiring a building permit, Tenant shall deliver to Landlord, if available, an as-built digitized set of plans and specifications for the Tenant Alterations in both protected document (“.pdf”) and computer-aided design (“CAD”) formats. Notwithstanding the foregoing, Tenant may make Tenant Alterations without Landlord’s consent, but upon not less than ten (10) days prior written notice to Landlord, so long as they (i) do not require a building permit, (ii) do not involve any of the structural elements of the Building, 38 (iii) do not adversely affect any of the Building’s systems, (iv) are not visible from the exterior of the Building, and (v) cost less than $75,000.00 per Tenant Alteration (and not as a cumulative cap). (2) Tenant shall pay the cost of all Tenant Alterations and the cost of decorating the Premises and any work to the Property required due to such Tenant Alterations. Upon completion of Tenant Alterations, Tenant shall furnish Landlord with full and final waivers of lien and receipted bills covering all labor and materials expended and used in connection therewith. (3) Tenant agrees to complete all Tenant Alterations (i) in accordance with all Laws, Hazardous Materials Laws, all requirements of applicable insurance companies and in accordance with Landlord’s standard construction rules and regulations, (ii) in a good and workmanlike manner with the use of good grades of materials, and (iii) in accordance with the requirements of the Project’s Sustainability Practices. Tenant shall notify Landlord immediately if Tenant receives any notice of violation of any Law in connection with completion of any Tenant Alterations and, unless Tenant is contesting such violation, shall immediately take such steps as are necessary to remedy such violation. In no event shall such supervision or right to supervise by Landlord nor shall any approvals given by Landlord under this Lease constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant’s intended use or of compliance with the requirements of Section 9.1(a)(3)(i) and (ii) above or impose any liability upon Landlord in connection with the performance of such work. (b) For any Tenant Alterations which Tenant requests Landlord to install, the forgoing provisions of this Section 9.1 shall apply; provided, however, in addition to paying the cost of the Tenant Alterations, Tenant also shall pay an administrative fee equal to ten percent (10%) of such cost to Landlord, as additional Rent under this Lease, and Landlord’s liability for such Tenant Alterations work shall be subject to and limited by the provisions of Article 17 below. All Tenant Additions, whether installed by Landlord or Tenant, shall without compensation or credit to Tenant, become part of the Premises and the property of Landlord at the time of their installation and shall remain in the Premises, unless pursuant to Article 12, Tenant may remove them or is required to remove them at Landlord’s request; provided, however, at the time Tenant requests Landlord's consent to a proposed Tenant Alteration, or before the commencement of any Tenant Alterations for which Landlord’s consent is not required, Tenant may ask Landlord in writing whether Landlord will require that the Tenant Alterations be removed on expiration or earlier termination of the Term. 9.2 LIENS Tenant shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Building, the Land, the Premises, or any other part of the Property arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Tenant. If any such lien or claim for lien is filed, Tenant shall within thirty (30) days after receiving notice of such lien or claim (a) have such lien or claim for lien released of record or (b) deliver to Landlord a bond in form, content, amount, and issued by surety, reasonably satisfactory to Landlord, indemnifying, protecting, defending and holding harmless the Indemnitees against all costs and liabilities resulting from such lien or claim for lien and the 39 foreclosure or attempted foreclosure thereof. If Tenant fails to take any of the above actions, Landlord, in addition to its rights and remedies under Article 11, without investigating the validity of such lien or claim for lien, may pay or discharge the same and Tenant shall, as payment of additional Rent hereunder, reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord’s expenses and attorneys’ fees. 9.3 EMERGENCY GENERATORS (a) Emergency Generators. Landlord hereby agrees that, subject to the terms and provisions of this Section 9.3, Tenant’s compliance with all applicable Laws and all recorded covenants, conditions and restrictions affecting the Project, and subject to the approval of all applicable governmental authorities, Tenant shall continue to have the right at Tenant’s sole cost and expense, to operate two (2) back-up emergency generators (collectively, the “Emergency Generators”) within the location specified on Exhibit A-1 hereto (the “Emergency Generator Site”). The Emergency Generators shall be of such size and specifications, and shall include such platforms, enclosures and other related materials and equipment, as shall be approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. In addition, Tenant shall have the right, subject to available capacity of the Building, to continue to maintain and/or to install such connection equipment, such as conduits, cables, risers, feeders and materials (collectively, the “Emergency Generator Connecting Equipment”; and collectively with the Emergency Generators, the “Emergency Generator Equipment”) in the shafts, ducts, conduits, chases, utility closets and other facilities of the Building as is reasonably necessary to connect the Emergency Generators to Tenant’s other machinery and equipment in the Premises, subject, however, to the following provisions of this Section 9.3. Notwithstanding the foregoing, the size, location, and specifications of the Emergency Generator Equipment as of the date of this Lease are hereby approved by Landlord. (b) Alteration. The alteration, modification, and/or replacement of either of the Emergency Generators and/or any other Emergency Generator Connecting Equipment shall constitute an Alteration and shall be performed in accordance with and subject to the provisions of Section 9.1 of this Lease, including, without limitation, Tenant’s obligation to obtain Landlord’s prior consent to the size and other specifications of the Emergency Generators (and any related Emergency Generator Connecting Equipment therefor), the methods and locations of all connections to the Emergency Generator Equipment through the Building’s existing conduits, cables, risers and feeders, and any such alterations, modifications and/or replacements of or to the Emergency Generator Equipment, which consent shall not be unreasonably withheld, conditioned, or delayed. The Emergency Generator Equipment shall be treated for all purposes of this Lease as if the Emergency Generator Equipment were Tenant’s personal property. In no event shall Tenant be permitted to void any warranties pertaining to the Building or Project in connection with the use, operation, alteration, modification, and/or replacement of the Emergency Generator Equipment. Tenant, at Tenant’s sole cost and expense, shall install such noise reduction and other protective equipment on or about the Emergency Generator Equipment as Landlord may reasonably determine. (c) Tenant’s Covenants; Maintenance and Repair. Tenant shall use, operate, modify and/or replace the Emergency Generator Equipment in compliance with all applicable Laws and all recorded covenants, conditions and restrictions affecting the Project and in such a

40 manner so as not to damage or interfere with the operation of the Project or the Building or any portion thereof, including, without limitation, the systems and equipment of the Building and Project, and any other generators or power sources or similar equipment located in, at or on the Building or Project. Tenant’s use, maintenance or repair of the Emergency Generator Equipment shall not cause unreasonably noise, vibration or odor. Tenant shall, at its sole cost and expense, (i) be solely responsible for any damage caused as a result of the Emergency Generator Equipment, and (ii) promptly pay any tax, license or permit fees charged pursuant to any requirements in connection with the maintenance or use of the Emergency Generator Equipment and comply with all precautions and safeguards recommended by all governmental authorities. Landlord shall enter into a contract or contracts (and maintain in effect during the entire Term) for the maintenance, repair and testing of the Emergency Generator Equipment, and Tenant shall reimburse Landlord for all costs related thereto as additional Rent under this Lease. (d) Landlord’s Obligations. Notwithstanding anything contained in this Section 9.3 to the contrary, it shall be Landlord’s responsibility to maintain and test the Emergency Generator Equipment. Except as otherwise specifically set forth in Section 9.3(c) above, Landlord shall not be responsible for any damage that may be caused to the Emergency Generator Equipment. Landlord makes no representation that the Emergency Generator Equipment will be able to supply sufficient power to the Premises, and Tenant agrees that Landlord shall not be liable to Tenant therefor. (e) Hazardous Materials. Tenant shall not use any Hazardous Materials in connection with the Emergency Generator Equipment, except that Tenant may use diesel fuel (or an alternative fuel or power source that does not pose a greater environmental risk or has a higher combustibility than diesel fuel) stored in a double walled steel tank (each, a “Fuel Tank”) contained within each of the Emergency Generator (the exact location and size of such Fuel Tank shall be reasonably approved by Landlord, provided however that the location of any Fuel Tanks as of the date of this Lease are hereby approved by Landlord), as long as such fuel and such Fuel Tank are kept, maintained and used in accordance with all applicable Hazardous Materials Laws and reasonable safety standards for such use, and so long as such fuel is always stored within each such Fuel Tank and is not used or stored in any area outside of the Fuel Tank. Landlord shall have the right, but not the obligation, to provide such fuel, and if Landlord so elects, Tenant shall pay the actual cost thereof incurred by Landlord as additional Rent under this Lease. (f) Security. Physical security of the Emergency Generator Equipment is the sole responsibility of Tenant, who shall bear the sole cost, expense and liability of any security services, emergency alarm monitoring and other similar services in connection therewith. Landlord shall not be liable to Tenant for any direct, indirect, consequential or other damages arising out of or in connection with the physical security, or lack thereof, of the Emergency Generator Site and/or Emergency Generator Equipment. (g) Default. If Tenant fails to perform any of its obligations under this Section 9.3 and does not correct such noncompliance within ten (10) business days after receipt of notice thereof from Landlord or such longer period as may be reasonably necessary to correct such noncompliance, so long as Tenant commences to correct such noncompliance within such ten (10)- business day period and thereafter proceeds with due diligence to correct such noncompliance, then a Default shall be deemed to have occurred under Section 11.1 of this Lease (notwithstanding 41 any additional notice or cure periods set forth in Section 11.1 of this Lease), and in addition to all other remedies Landlord may have under this Lease, Tenant shall, upon notice from Landlord, immediately discontinue its use of that portion of the Emergency Generator Equipment to which such noncompliance relates, and make such repairs and restoration as required under Section 9.3(i) below with respect thereto. (h) Removal at End of Term. Upon the expiration of the Term and Landlord’s written request, Tenant shall, subject to the control of and direction from Landlord, and at Tenant’s sole cost and expense, remove the Emergency Generator Equipment (including, without limitation all electrical switch gear, underground conduit and feeders, architectural enclosure and/or modifications to the Emergency Generator Site), repair any damage caused thereby, and restore the Emergency Generator Site and other facilities of the Building and the Project to their condition existing prior to the installation of the Emergency Generator Equipment. All such removal, repair and restoration work shall be performed by certified and licensed contractors previously approved in writing by Landlord (which approval shall not be unreasonably withheld, conditioned or delayed), in accordance with a previously approved removal, repair and restoration plan, in a workmanlike manner, in compliance with all applicable Laws, and without any interference, damage or destruction to any other equipment, structures or operations at the Building or the Project and/or any equipment of other licensees or tenants. If Tenant fails to timely perform such removal, repair and/or restoration work, then Landlord may perform such work at Tenant’s cost, which cost shall be due and payable to Landlord within ten (10) days after Tenant’s receipt of invoice therefor from Landlord. ARTICLE 10 ASSIGNMENT AND SUBLETTING 10.1 ASSIGNMENT AND SUBLETTING (a) Without the prior written consent of Landlord, which consent of Landlord shall not be unreasonably withheld, conditioned or delayed, Tenant may not sublease, assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Lease or the encumbering of Tenant’s interest therein in whole or in part, by operation of Law or otherwise or permit the use or occupancy of the Premises, or any part thereof, by anyone other than Tenant. Tenant agrees that the provisions governing sublease and assignment set forth in this Article 10 shall be deemed to be reasonable. If Tenant desires to enter into any sublease of the Premises or assignment of this Lease, Tenant shall deliver written notice thereof to Landlord (“Tenant’s Notice”), together with the identity of the proposed subtenant or assignee and the proposed principal terms thereof and financial and other information reasonably sufficient for Landlord to make an informed judgment with respect to such proposed subtenant or assignee at least thirty (30) days prior to the commencement date of the term of the proposed sublease or assignment. If Tenant proposes to sublease less than all of the Rentable Area of the Premises, the space proposed to be sublet and the space retained by Tenant must each be a marketable unit as reasonably determined by Landlord and otherwise in compliance with all Laws. Landlord shall notify Tenant in writing of its approval or disapproval (with the reason for such disapproval) of the proposed sublease or assignment or its decision to exercise its rights under Section 10.2 within ten (10) business days after receipt of Tenant’s Notice (and all required information). 42 (b) With respect to Landlord’s consent to an assignment or sublease, Landlord may take into consideration any factors that Landlord may reasonably deem relevant, and the reasons for which Landlord’s denial shall be deemed to be reasonable shall include, without limitation, the following: (i) the business reputation or creditworthiness of any proposed subtenant or assignee is not reasonably acceptable to Landlord; or (ii) in Landlord’s reasonable judgment the proposed assignee or sublessee would diminish the value or reputation of the Project or Landlord, or would materially increase Landlord’s expenses associated with operating, maintaining and repairing the Project; or (iii) any proposed assignee’s or sublessee’s use of the Premises would violate Section 7.1 of this Lease or would violate the provisions of any other leases of tenants in the Project; or (iv) the portion of the Premises retained by Tenant after a proposed sublease would not constitute a “marketable unit”, meaning that such space would be: (A) deprived of ready access to the then-current corridor and elevator lobby without extension or reconfiguration of the corridor or creation of a connecting corridor; or (B) rendered in violation of any building code requirements; or (v) the proposed sublessee or assignee is a current occupant of the Project or is a bona fide prospective tenant of Landlord in the Project (as demonstrated by a written proposal from such prospective tenant to Landlord dated within six (6) months prior to the date of Tenant’s request), and Landlord has vacancy in the Project of a similar size and finish as the space subject to such proposed sublease or assignment; or (vi) Tenant is in Default under this Lease and such Default is not cured on or before the effective date of the proposed sublease or assignment. (c) Any sublease or assignment shall be expressly subject to the terms and conditions of this Lease. Any assignee shall execute such documents as Landlord may reasonably require to evidence such assignee’s assumption of the obligations and liabilities of Tenant under this Lease. Tenant shall deliver to Landlord a copy of all agreements executed by Tenant and the proposed subtenant and assignee with respect to the Premises. Landlord’s approval of a sublease, assignment, hypothecation, transfer or third party use or occupancy shall not constitute a waiver of Tenant’s obligation to obtain Landlord’s consent to further assignments or subleases, hypothecations, transfers or third party use or occupancy. (d) For purposes of this Article 10, an assignment shall be deemed to include a change in the majority control of Tenant, resulting from any transfer, sale or assignment of shares of stock of Tenant occurring by operation of Law or otherwise if Tenant is a corporation whose shares of stock are not traded publicly. If Tenant is a partnership, any change in the partners of Tenant shall be deemed to be an assignment. (e) For purposes of this Lease, a “Permitted Transferee” shall mean any Person which: (i) is an Affiliate; or (ii) is the corporation or other entity (the “Successor”) resulting from 43 a merger, consolidation or non-bankruptcy reorganization with Tenant; or (iii) is otherwise a deemed assignee due to a change of control under Section 10.1(d) above; or (iv) purchases substantially all the assets of Tenant as a going concern (the “Purchaser”). Notwithstanding anything to the contrary in Sections 10.1(a),(b) and (f), 10.2 and 10.3, provided there is no uncured Default under this Lease, Tenant shall have the right, without the prior written consent of Landlord, to assign this Lease to a Permitted Transferee or to sublease the Premises or any part thereof to a Permitted Transferee provided that: (1) Landlord receives fifteen (15) days’ prior written notice of an assignment or sublease (including a proposed transaction described in subparts (i), (ii), (iii) or (iv) of this Section 10.1(e)), unless Tenant is subject to a confidentiality obligation with respect to the proposed transaction giving rise to the subject assignment or sublease, in which case Tenant shall give Landlord such notice promptly after the effective date of such assignment or sublease; (2) the Permitted Transferee’s net worth is not less than $150 million (however, if Named Tenant or an Affiliate of Named Tenant is then the Tenant under this Lease, then Landlord shall require only that the Permitted Transferee’s liquidity is not less than the then-applicable Base Rent rate multiplied by forty-eight (48) months, and no net worth standard shall apply); (3) the Permitted Transferee expressly assumes (except a Permitted Transferee which is a sublessee in the event of a sublease under this Section 10.1(e)) in writing reasonably satisfactory to Landlord all of the obligations of Tenant under this Lease and delivers such assumption to Landlord no later than ten (10) days prior to the effective date of the assignment, unless Tenant is subject to a confidentiality obligation with respect to the proposed transaction giving rise to the subject assignment, in which case Tenant shall give Landlord such documentation promptly after the effective date of such assignment; (5) Landlord receives no later than ten (10) days before the effective date a fully executed copy of the applicable assignment or sublease agreement between Tenant and the Permitted Transferee, unless Tenant is subject to a confidentiality obligation with respect to the proposed transaction giving rise to the subject assignment or sublease, in which case Tenant shall give Landlord such documentation promptly after the effective date of such assignment or sublease; (6) promptly after Landlord’s written request, Tenant and the Permitted Transferee provide such reasonable documents and information which Landlord reasonably requests for the purpose of substantiating whether or not the assignment or sublease is to a Permitted Transferee; and (7) such transfer is not being entered into for the purpose of avoiding the requirement for Landlord’s prior consent or the provisions of Sections 10.2 or 10.3. All determinations of net worth and liquidity for purposes of this Subsection shall mean “tangible” net worth (i.e., the excess of total assets over total liabilities, as determined in accordance with generally accepted accounting principles consistently applied). (f) With respect to any sublease hereunder, Tenant hereby irrevocably assigns to Landlord, effective upon any such sublease, all rent and other payments due from subtenant under the sublease, provided however, that Tenant shall have a license to collect such rent and other payments until the occurrence of a Default by Tenant under any of the provisions of this Lease. At any time after such Default, at Landlord’s option, Landlord shall have the right to give notice to the subtenant of such assignment. Landlord shall credit Tenant with any rent received by Landlord under such assignment but the acceptance of any payment on account of rent from the subtenant as the result of any such default shall in no manner whatsoever serve to release Tenant from any liability under the terms, covenants, conditions, provisions or agreement under this Lease. No such payment of rent or any other payment by the subtenant directly to Landlord and/or acceptance of such payment(s) by Landlord, regardless of the circumstances or reasons therefor, shall in any manner whatsoever be deemed an attornment by the subtenant to Landlord

44 in the absence of a specific written agreement signed by Landlord to such an effect. 10.2 RECAPTURE [Intentionally omitted.] 10.3 EXCESS RENT Tenant shall pay Landlord on the first day of each month during the term of any sublease (but not with respect to any assignment), as additional Rent under this Lease, fifty percent (50%) of the amount by which the sum of all rent due from the subtenant for such month exceeds: (i) that portion of the Monthly Base Rent and Rent Adjustments due under this Lease for said month which is allocable to the space sublet; and (ii) the following costs and expenses for the subletting of such space: (1) brokerage commissions and attorneys’ fees and expenses, (2) the actual costs paid in making any improvements or substitutions in the Premises required by any sublease; and (3) moving costs and other amounts actually paid with respect of such subtenant’s other leases or occupancy arrangements. 10.4 TENANT LIABILITY In the event of any sublease or assignment, whether or not with Landlord’s consent, Tenant shall not be released or discharged from any liability, whether past, present or future, under this Lease; provided that as to any sublease or assignment to which Landlord has provided its written consent, Tenant shall be released and discharged from any liability under this Lease arising from the exercise of any renewal or expansion option, to the extent such exercise is expressly permitted by Landlord. Tenant’s liability shall remain primary, and in the event of default by any subtenant, assignee or successor of Tenant in performance or observance of any of the covenants or conditions of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said subtenant, assignee or successor. After any assignment, Landlord may consent to subsequent assignments or subletting of this Lease, or amendments or modifications of this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant or any successor of Tenant of liability under this Lease; provided, that Tenant shall not be bound by any amendments or modifications that increase the obligations of Tenant under this Lease. In addition, if Tenant has any options to extend the Term or to add other space to the Premises, such options shall not be available to any subtenant or assignee (other than a Permitted Transferee), directly or indirectly without Landlord’s express written consent, which may be withheld in Landlord’s sole discretion. 10.5 ASSUMPTION AND ATTORNMENT If Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument satisfactory to Landlord and, upon request from Landlord, furnished (with redactions deemed reasonably necessary to Tenant) to Landlord not later than fifteen (15) days prior to the effective date of the assignment; provided, however, Tenant’s obligation to provide such written instrument with respect to an assignment to a Permitted Transferee shall be governed by Section 10.1(e). Each sublease by Tenant hereunder shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be 45 subordinate, and each subtenant by entering into a sublease is deemed to have agreed that in the event of termination, re-entry or dispossession by Landlord under this Lease, Landlord may, at its option, either terminate the sublease or take over all of the right, title and interest of Tenant, as sublandlord, under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be: (1) liable for any previous act or omission of Tenant under such sublease (except for any default that continues after the date of such sublease or assignment); (2) subject to any counterclaim, offset or defense that such subtenant might have against Tenant; (3) bound by any previous modification of such sublease or by any rent or additional rent or advance rent which such subtenant might have paid for more than the current month to Tenant, and all such rent shall remain due and owing, notwithstanding such advance payment; (4) bound by any security or advance rental deposit made by such subtenant which is not delivered or paid over to Landlord and with respect to which such subtenant shall look solely to Tenant for refund or reimbursement; or (5) obligated to perform any work in the subleased space or to prepare it for occupancy, and in connection with such attornment, the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed, automatically upon and as a condition of its occupying or using the Premises or any part thereof, to have agreed to be bound by the terms and conditions set forth in this Section 10.5. The provisions of this Section 10.5 shall be self-operative, and no further instrument shall be required to give effect to this provision. 10.6 PROCESSING EXPENSES Tenant shall pay to Landlord, as Landlord’s cost of processing each proposed assignment or subletting (whether or not the same is ultimately approved by Landlord or consummated by Tenant), an amount equal to Landlord’s reasonable out-of-pocket attorneys’ and other professional fees. 10.7 EFFECT OF IMPERMISSIBLE TRANSFER Any assignment or sublease effected without Landlord’s consent in violation of this Article 10 shall, at Landlord’s option, be a noncurable Default under Section 11.1 without the necessity of any notice and grace period. 11.1 DEFAULT ARTICLE 11 DEFAULT AND REMEDIES The occurrence or existence of any one or more of the following shall constitute a “Default” by Tenant under this Lease: (a) Tenant fails to pay any installment or other payment of Rent including Rent Adjustment Deposits or Rent Adjustments within five (5) business days after written notice to Tenant that the same is past due; (b) [Reserved]; 46 (c) Tenant violates the restrictions on assignments and subleases set forth in Article 10 – Assignment and Subletting; (d) Tenant fails to maintain any insurance policy required hereunder, and fails to cure such default within ten (10) business days after written notice thereof to Tenant; (e) Tenant fails to observe or perform any of the other covenants, conditions or provisions of this Lease and fails to cure such default within thirty (30) days after written notice thereof to Tenant, unless the failure to perform is a Default for which this Lease specifies there is no cure or grace period; provided, however, that with respect to any failure that cannot reasonably be cured by Tenant within thirty (30) days, Tenant shall not be deemed to be in Default during the prosecution of such cure if Tenant promptly commences to cure within thirty (30) days from the date of Landlord’s notice, diligently and continuously prosecutes the curing of such failure to completion and actually cures such failure; (f) the interest of Tenant in this Lease is levied upon under execution or other legal process; (g) a petition is filed by or against Tenant to declare Tenant bankrupt or seeking a plan of reorganization or arrangement under any Chapter of the Bankruptcy Code, or any amendment, replacement or substitution therefor, or to delay payment of, reduce or modify Tenant’s debts, which in the case of an involuntary action is not discharged within sixty (60) days; (h) Tenant is declared insolvent by Law or any assignment of Tenant’s property is made for the benefit of creditors; (i) a receiver is appointed for Tenant or Tenant’s property, which appointment is not discharged within sixty (60) days; or (j) upon the dissolution of Tenant. 11.2 LANDLORD’S REMEDIES (a) A Default shall constitute a breach of this Lease for which Landlord shall have the rights and remedies set forth in this Section 11.2 and all other rights and remedies set forth in this Lease or now or hereafter allowed by Law, whether legal or equitable, and all rights and remedies of Landlord shall be cumulative and none shall exclude any other right or remedy now or hereafter allowed by applicable Law. (b) With respect to a Default, at any time Landlord may terminate Tenant’s right to possession by written notice to Tenant stating such election. Any written notice required pursuant to Section 11.1 shall constitute notice of unlawful detainer pursuant to California Code of Civil Procedure Section 1161 if, at Landlord’s sole discretion, it states Landlord’s election that Tenant’s right to possession is terminated after expiration of any period required by Law or any longer period required by Section 11.1. Upon the expiration of the period stated in Landlord’s written notice of termination (and unless such notice provides an option to cure within such period and Tenant cures the Default within such period), Tenant’s right to possession shall terminate and this Lease shall terminate, and Tenant shall remain liable as hereinafter provided. Upon such 47 termination in writing of Tenant’s right to possession, Landlord shall have the right, subject to applicable Law, to re-enter the Premises and dispossess Tenant and the legal representatives of Tenant and all other occupants of the Premises by unlawful detainer or other summary proceedings, or as otherwise permitted by Law, regain possession of the Premises and remove their property (including their trade fixtures, personal property and Required Removables pursuant to Article 12), but Landlord shall not be obligated to effect such removal, and such property may, at Landlord’s option, be stored elsewhere, sold or otherwise dealt with as permitted by Law, at the risk of, expense of and for the account of Tenant, and the proceeds of any sale shall be applied pursuant to Law. Landlord shall in no event be responsible for the value, preservation or safekeeping of any such property. Tenant hereby waives all claims for damages that may be caused by Landlord’s removing or storing Tenant’s personal property pursuant to this Section or Section 12.1. Upon such written termination of Tenant’s right to possession and this Lease, Landlord shall have the right to recover damages for Tenant’s Default as provided herein or by Law, including the following damages provided by California Civil Code Section 1951.2: (1) the worth at the time of award of the unpaid Rent which had been earned at the time of termination; (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could reasonably have been avoided; (3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term of this Lease after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, without limitation, Landlord’s unamortized costs of tenant improvements, leasing commissions and legal fees incurred in connection with entering into this Lease; and (5) any other amounts, in addition to or in lieu of those listed above, that may be permitted by applicable Law. The word “rent” as used in this Section 11.2 shall have the same meaning as the defined term Rent in this Lease. The “worth at the time of award” of the amount referred to in clauses (1) and (2) above is computed by allowing interest at the Default Rate. The worth at the time of award of the amount referred to in clause (3) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For the purpose of determining unpaid Rent under clause (3) above, the monthly Rent reserved in this Lease shall be deemed to be the sum of the Monthly Base Rent, monthly storage space rent, if any, the amounts last payable by Tenant as Rent Adjustments for the calendar year in which Landlord terminated this Lease as provided hereinabove, and any additional Rent under this Lease. (c) Even if Tenant is in Default and/or has abandoned the Premises, this Lease

48 shall continue in effect for so long as Landlord does not terminate Tenant’s right to possession by written notice as provided in Section 11.2(b) above, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover Rent as it becomes due under this Lease. In such event, Landlord shall have all of the rights and remedies of a landlord under California Civil Code Section 1951.4 (lessor may continue Lease in effect after lessee’s breach and abandonment and recover Rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations), or any successor statute. During such time as Tenant is in Default, if Landlord has not terminated this Lease by written notice and if Tenant requests Landlord’s consent to an assignment of this Lease or a sublease of the Premises, such consent shall be governed by the terms and conditions of Article 10 above. Tenant acknowledges and agrees that the provisions of Article 10 shall be deemed to constitute reasonable limitations of Tenant’s right to assign or sublet. Tenant acknowledges and agrees that in the absence of written notice pursuant to Section 11.2(b) above terminating Tenant’s right to possession, no other act of Landlord shall constitute a termination of Tenant’s right to possession or an acceptance of Tenant’s surrender of the Premises, including acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord’s interest under this Lease or the withholding of consent to a subletting or assignment, or terminating a subletting or assignment, if in accordance with other provisions of this Lease. (d) Reserved. (e) Tenant hereby waives any and all rights to relief from forfeiture, redemption or reinstatement granted by Law (including California Civil Code of Procedure Sections 1174 and 1179) in the event of Tenant being evicted or dispossessed for any cause or in the event of Landlord obtaining possession of the Premises by reason of Tenant’s Default or otherwise in accordance with this Lease. (f) Notwithstanding any other provision of this Lease, a notice to Tenant given under this Article and Article 24 of this Lease or given pursuant to California Code of Civil Procedure Section 1161, and any notice served by mail, shall be deemed served, and the requisite waiting period deemed to begin under said Code of Civil Procedure Section upon mailing (except as may be required under Code of Civil Procedure Section 1161 et seq.), without any additional waiting requirement under Code of Civil Procedure Section 1011 et seq. or by other Law. For purposes of Code of Civil Procedure Section 1162, Tenant’s “place of residence”, “usual place of business”, “the property” and “the place where the property is situated” shall mean and be the Premises, whether or not Tenant has vacated same at the time of service. (g) The voluntary or other surrender or termination of this Lease, or a mutual termination or cancellation thereof, shall not work a merger and shall terminate all or any existing assignments, subleases, subtenancies or occupancies permitted by Tenant, except if and as otherwise specified in writing by Landlord. 11.3 ATTORNEY’S FEES In the event any party brings any suit or other proceeding with respect to the subject matter or enforcement of this Lease, the Prevailing Party (defined below) shall, in addition to such other relief as may be awarded, be entitled to recover attorneys’ fees, expenses and costs of investigation 49 as actually incurred, including court costs, expert witness fees, costs and expenses of investigation, and all attorneys’ fees, costs and expenses in any such suit or proceeding (including in any action or participation in or in connection with any case or proceeding under the Bankruptcy Code, 11 United States Code Sections 101 et seq. (the “Bankruptcy Code”), or any successor statutes, in establishing or enforcing the right to indemnification, in appellate proceedings, or in connection with the enforcement or collection of any judgment obtained in any such suit or proceeding). For purposes of this Section 11.3, “Prevailing Party” shall mean the party receiving substantially the relief desired, whether by settlement, dismissal, summary judgment, judgment, or otherwise. 11.4 BANKRUPTCY [Intentionally omitted.] 11.5 LANDLORD’S DEFAULT Landlord shall be in default hereunder if Landlord fails to observe or perform any of the covenants, conditions or provisions of this Lease and fails to cure such default within thirty (30) days after Tenant’s written notice thereof to Landlord; provided, however, that with respect to any failure that cannot reasonably be cured by Landlord within thirty (30) days, Landlord shall not be deemed to be in default during the prosecution of such cure if Landlord promptly commences to cure within thirty (30) days from the date of Tenant’s notice, diligently and continuously prosecutes the curing of such failure to completion and actually cures such failure. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord’s default as to any covenant or agreement contained in this Lease. Tenant hereby waives such remedies of termination and rescission and hereby agrees that, except as otherwise specifically set forth in this Lease, Tenant’s remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunction and Tenant’s remedies in Section 11.6. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give any Mortgagee notice of such default by Landlord (as specified in Section 23.2 below). 11.6 TENANT’S SELF HELP RIGHT Landlord shall have thirty (30) days after notice from Tenant to perform (or commence to perform, if the nature of the performance is such that more than thirty (30) days is reasonably required), its repair and maintenance obligations under this Lease. If Landlord fails to provide repairs or maintenance as required under this Lease, and such failure materially interferes with Tenant’s use of the Premises, and Tenant has notified Landlord of the necessity of such repairs or maintenance in writing, then Tenant may perform such repairs or maintenance at Landlord’s cost by taking whatever action is reasonably necessary to do so, and at a commercially reasonable cost, provided: (a) Tenant gives Landlord (and any Mortgagee whose address has been provided to Tenant, the current address of which is set forth in Section 1.1 of this Lease) notice of Tenant’s intent to take such action at least ten (10) business days prior to taking any such action, and Landlord further fails or refuses to commence repairs within said ten (10)-business day period; (b) Tenant uses commercially reasonable efforts to minimize interference with the rights of other tenants to use their respective premises in the Building; 50 (c) If such repairs or maintenance will affect the Building’s electrical, mechanical, or HVAC systems, or the structural integrity of the Building, Tenant shall use only those contractors used by Landlord in the Building that work on the Building’s systems, equipment or structure (unless such contractors are unwilling or unable to perform such work, in which event Tenant may utilize the services of any other qualified contractor approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed); and (d) Landlord shall, within thirty (30) days after receipt of Tenant’s written demand for payment of Tenant’s reasonable costs incurred in taking such action on Landlord’s behalf (including a reasonably particularized statement), pay the invoice or deliver to Tenant a detailed written objection to it. In no event, however, shall Tenant have the right to withhold rent in the event that Landlord fails to timely pay such costs, and Tenant’s sole remedy shall be to institute legal proceedings against Landlord to collect the amount set forth in Tenant’s invoice. 11.7 NO WAIVER No delay or omission in the exercise of any right or remedy of either party upon any default by the other party, and no exercise by Landlord of its rights pursuant to Section 25.16 to perform any duty which Tenant fails timely to perform, shall impair any right or remedy or be construed as a waiver. Except as otherwise expressly set forth in this Lease, no provision of this Lease shall be deemed waived by either party unless such waiver is in writing signed by the waiving party. The waiver by either party of any breach of any provision of this Lease shall not be deemed a waiver of any subsequent breach of the same or any other provision of this Lease. ARTICLE 12 SURRENDER OF PREMISES 12.1 IN GENERAL Upon the Termination Date, Tenant shall surrender and vacate the Premises immediately and deliver possession thereof to Landlord in a clean and reasonable condition, ordinary wear and tear excepted, except that any damage from casualty and condemnation, any maintenance or repairs that are Landlord’s obligation hereunder, and damage caused by Landlord, shall be governed by the provisions of this Lease dealing specifically therewith. Tenant shall deliver to Landlord all keys to the Premises. All improvements in and to the Premises, including any Tenant Additions, but excluding Tenant’s trade fixtures and other fixtures, furnishings, and equipment shall remain upon the Premises at the end of the Term without compensation to Tenant. Landlord, however, by written notice to Tenant at the time it approves of any Tenant Alterations, may require Tenant, at its expense, to remove (a) any Cable, and (b) any Tenant Additions that, in Landlord’s reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard laboratory and office improvements (collectively referred to as “Required Removables”). Required Removables may include, without limitation, internal stairways, raised floors, personal baths and showers, vaults, rolling file systems and structural alterations and modifications. The designated Required Removables shall be removed by Tenant before the Termination Date. Tenant’s removal and disposal of items pursuant to this Section 12.1 must comply with the Project’s Sustainability Practices. Tenant shall repair damage caused by the installation or removal of Required 51 Removables. If Tenant fails to perform its obligations in a timely manner, Landlord may perform such work at Tenant’s expense. In the event possession of the Premises is not delivered to Landlord when required hereunder, or if Tenant shall fail to remove those items described above, Landlord may (but shall not be obligated to), at Tenant’s expense, remove any of such property and store, sell or otherwise deal with such property, and undertake, at Tenant’s expense, such restoration work as Landlord deems necessary or advisable. Notwithstanding anything in this Section 12.1 to the contrary, failure by Tenant to materially comply with the provisions of this Section 12.1 with respect to any Required Removables that are required to be removed from the Premises by Tenant hereunder shall constitute a failure of Tenant to validly surrender the Premises. 12.2 LANDLORD’S RIGHTS All property which may be removed from the Premises by Landlord shall be conclusively presumed to have been abandoned by Tenant and Landlord may deal with such property as provided in Section 11.2(b), including the waiver and indemnity obligations provided in that Section. Tenant shall also reimburse Landlord for all reasonable costs and expenses incurred by Landlord in removing any Tenant Additions and in restoring the Premises to the condition required by this Lease. ARTICLE 13 HOLDING OVER In the event that Tenant holds over in possession of the Premises after the Termination Date, for each month or partial month Tenant holds over possession of the Premises, Tenant shall pay Landlord (a) for the first two (2) months of such holding over, 125% of the monthly Rent payable for the month immediately preceding the holding over (including 100% of any applicable Rent Adjustments or increases to Rent Adjustments which Landlord may reasonably estimate), and (b) thereafter, 150% of the monthly Rent payable for the month immediately preceding the holding over (including 100% of any applicable Rent Adjustments or increases to Rent Adjustments which Landlord may reasonably estimate). Tenant shall also pay all damages, including consequential damages, sustained by Landlord by reason of such holding over, provided that Tenant receives written notice that there is a new tenant for the Premises, which notice Landlord shall deliver the earlier of: (i) ten (10) days after full execution of such new tenant’s lease, or (ii) fifteen (15) days prior to the date Tenant must vacate the Premises in order to accommodate such new tenant. The provisions of this Article shall not constitute a waiver by Landlord of any re-entry rights of Landlord, and Tenant’s continued occupancy of the Premises shall be as a tenancy in sufferance. ARTICLE 14 DAMAGE BY FIRE OR OTHER CASUALTY 14.1 SUBSTANTIAL UNTENANTABILITY (a) If any fire or other casualty (whether insured or uninsured) renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, with reasonable promptness (but in all cases within forty-five (45) days) after the occurrence of such damage, estimate the length of time that will be required to substantially complete the repair and restoration

52 (if applicable) and shall, by notice advise Tenant of such estimate (“Landlord’s Notice”). If Landlord estimates that the amount of time required to substantially complete such repair and restoration will exceed three hundred sixty-five (365) days from the date such damage occurred, then Landlord, or Tenant shall have the right to terminate this Lease as of the date of such damage by delivering written notice to the other party at any time within twenty (20) days after delivery of Landlord’s Notice, provided that if Landlord so chooses, Landlord’s Notice may also constitute such notice of termination. (b) Unless this Lease is terminated as provided in the preceding subparagraph, Landlord shall proceed with reasonable promptness to repair and restore the Premises to its condition as existed prior to such casualty, subject to reasonable delays for insurance adjustments and Force Majeure delays, and also subject to zoning Laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease if such repairs and restoration are not in fact completed within the time period estimated by Landlord so long as Landlord shall proceed with reasonable diligence to complete such repairs and restoration. (c) Tenant acknowledges that Landlord shall be entitled to the full proceeds of any property insurance coverage, whether carried by Landlord or Tenant, for damages to the Premises, except for those proceeds of Tenant’s insurance for its own personal property and equipment which would be removable by Tenant at the Termination Date. All such insurance proceeds shall be payable to Landlord whether or not the Premises are to be repaired and restored; provided, however, if this Lease is not terminated and the parties proceed to repair and restore Tenant Additions at Tenant’s cost, to the extent Landlord received proceeds of Tenant’s insurance covering Tenant Additions, such proceeds shall be applied to reimburse Tenant for its cost of repairing and restoring Tenant Additions. (d) Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Section to repair or restore any portion of any Tenant Additions, except to the extent the costs of such repair or restoration are covered by Landlord’s insurance (including the applicable deductible amount) or would have been covered had Landlord maintained the insurance required under this Lease, or to expend for any repair or restoration of the Premises or Building in amounts in excess of insurance proceeds paid to Landlord and available for repair or restoration (unless Tenant elects to make up any shortfall). Tenant acknowledges and agrees that (i) Tenant’s insurance is primary as to any Tenant Additions, and (ii) Landlord has no express obligation to insure any Tenant Additions pursuant to Article 16 below. Whether or not this Lease is terminated pursuant to this Article 14, in no event shall Tenant be entitled to any compensation or damages for loss of the use of the whole or any part of the Premises or for any inconvenience or annoyance occasioned by any such damage, destruction, rebuilding or restoration of the Premises or the Building or access thereto. (e) Any repair or restoration of the Premises performed by Tenant shall be in accordance with the provisions of Article 9 hereof. 14.2 INSUBSTANTIAL UNTENANTABILITY 53 If the Premises or the Building is damaged by a casualty but neither is rendered substantially untenantable and Landlord reasonably estimates that the time to substantially complete the repair or restoration will not exceed three hundred sixty-five (365) days from the date such damage occurred, then Landlord shall proceed to repair and restore the Building or the Premises other than Tenant Additions, with reasonable promptness, unless such damage is to the Premises and occurs during the last six (6) months of the Term, in which event either Tenant or Landlord shall have the right to terminate this Lease as of the date of such casualty by giving written notice thereof to the other within twenty (20) days after the date of such casualty. Notwithstanding the aforesaid, Landlord’s obligation to repair shall be limited in accordance with the provisions of Section 14.1 above. 14.3 RENT ABATEMENT If all or any part of the Premises are rendered untenantable by fire or other casualty and this Lease is not terminated, Monthly Base Rent and Rent Adjustments shall abate for that part of the Premises which is untenantable on a per diem basis from the date of the casualty until Landlord has substantially completed the repair and restoration work in the Premises which it is required to perform, provided, that as a result of such casualty, Tenant does not occupy the portion of the Premises which is untenantable during such period. 14.4 WAIVER OF STATUTORY REMEDIES The provisions of this Lease, including this Article 14, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, the Premises or the Property or any part of either, and any Law, including Sections 1932(2), 1933(4), 1941 and 1942 of the California Civil Code, with respect to any rights or obligations concerning damage or destruction shall have no application to this Lease or to any damage to or destruction of all or any part of the Premises or the Property or any part of either, and are hereby waived. ARTICLE 15 EMINENT DOMAIN 15.1 TAKING OF WHOLE OR SUBSTANTIAL PART In the event the whole or any substantial part of the Building or of the Premises is taken or condemned by any competent authority for any public use or purpose (including a deed given in lieu of condemnation) and is thereby rendered untenantable, this Lease shall terminate as of the date title vests in such authority, and Monthly Base Rent and Rent Adjustments shall be apportioned as of the Termination Date. Notwithstanding anything to the contrary herein set forth, in the event the taking is temporary (for less than the remaining Term of this Lease), Tenant may elect either (i) to terminate this Lease or (ii) receive the entire award attributable to the Premises in which case Tenant shall continue to pay Rent and this Lease shall not terminate. 15.2 TAKING OF PART In the event a part of the Building or the Premises is taken or condemned by any competent authority (or a deed is delivered in lieu of condemnation) and this Lease is not terminated, this Lease shall be amended to reduce (or, with respect to Tenant’s Share, increase) the Monthly Base 54 Rent and Tenant’s Share to reflect the Rentable Area of the Premises or Building, as the case may be, remaining after any such taking or condemnation. Landlord, upon receipt and to the extent of the award in condemnation (or proceeds of sale) shall make necessary repairs and restorations to the Premises (exclusive of Tenant Additions) and to the Building to the extent necessary to constitute the portion of the Building not so taken or condemned as a complete architectural and economically efficient unit. Notwithstanding the foregoing, if as a result of any taking, or a governmental order that the grade of any street or alley adjacent to the Building is to be changed and such taking or change of grade makes it necessary to substantially remodel or restore the Building or prevents the economical operation of the Building, Landlord shall have the right to terminate this Lease upon ninety (90) days prior written notice to Tenant. 15.3 COMPENSATION Landlord shall be entitled to receive the entire award (or sale proceeds) from any such taking, condemnation or sale without any payment to Tenant, and Tenant hereby assigns to Landlord, Tenant’s interest, if any, in such award; provided, however, Tenant shall have the right separately to pursue against the condemning authority a separate award in respect to (i) the loss, if any, to Tenant Additions paid for by Tenant without any credit or allowance from Landlord so long as there is no diminution of Landlord’s award as a result, (ii) Tenant’s relocation expenses, (iii) the taking of personal property and fixtures belonging to Tenant and (iv) the interruption of or damage to Tenant’s business. 16.1 TENANT’S INSURANCE ARTICLE 16 INSURANCE Tenant, at Tenant’s expense, agrees to maintain in force, with a reputable company or companies having an A.M. Best Rating of not less than A-VIII, during the Term: (a) Commercial General Liability Insurance on a primary basis and without any right of contribution from any insurance carried by Landlord covering the Premises on an occurrence basis against all claims for personal injury, bodily injury, death and property damage, including contractual liability covering the indemnification provisions in this Lease, and such insurance shall be for not less than a combined single limit (each occurrence and in the aggregate) of Five Million and No/100 Dollars ($5,000,000.00) (which limit may be achieved through use of umbrella coverage); (b) Workers’ Compensation and Employers’ Liability Insurance to the extent required by and in accordance with the Laws of the State of California; (c) “All Risks” property insurance in an amount adequate to cover the full replacement cost of all Tenant Additions, equipment, installations, fixtures and contents of the Premises in the event of loss from water damage, earthquake sprinkler leakage, and such other risks as Landlord may designate from time to time; and (d) in the event a motor vehicle is to be used by Tenant in connection with its business operation from the Premises, Comprehensive Automobile Liability Insurance coverage with limits of not less than One Million and No/100 Dollars ($1,000,000.00) combined single limit coverage against bodily injury liability and property damage liability arising out of the use by or on behalf of Tenant, its agents and employees in connection with this Lease, of any owned, non-owned or hired motor vehicles. 16.2 FORM OF POLICIES 55 Each policy referred to in Section 16.1 shall satisfy the following requirements. Each policy shall (i) name Landlord and the Indemnitees as additional insureds (except Workers’ Compensation and Employers’ Liability Insurance), (ii) be issued by one or more responsible insurance companies licensed to do business in the State of California, (iii) where applicable, provide for deductible amounts not to exceed $25,000.00 without Landlord’s consent (not to be unreasonably withheld or delayed), and (iv) each policy of “All-Risks” property insurance shall provide that the policy shall not be invalidated should the insured waive in writing prior to a loss, any or all rights of recovery against any other party for losses covered by such policies. Tenant shall deliver to Landlord, certificates of insurance prior to the expiration date of each policy. Additionally, Tenant shall provide Landlord written notice of any cancellation or amendment of any such insurance within two (2) business days following Tenant’s knowledge of the same. If Tenant fails to carry the insurance required under this Article 16 or fails to provide certificates of renewal as and when required hereunder, and does not cure such failure within the time periods set forth in Section 11.1(d), Landlord may, but shall not be obligated to acquire such insurance on Tenant’s behalf or Tenant’s sole cost and expense. 16.3 LANDLORD’S INSURANCE Landlord agrees to purchase and keep in full force and effect during the Term hereof, including any extensions or renewals thereof, “All Risks” property insurance under policies issued by insurers of recognized responsibility, qualified to do business in the State of California on the Building in amounts sufficient to cover 100% of the replacement cost thereof, insuring against fire and such other risks as may be included in standard forms of “All Risks” coverage insurance reasonably available from time to time (which requirement may be achieved through use of a single insurance policy covering multiple buildings owned by Landlord and affiliates of Landlord). Landlord agrees to maintain in force during the Term, Commercial General Liability Insurance covering the Building on an occurrence basis against all claims for personal injury, bodily injury, death, and property damage. Such insurance shall be for a combined single limit (each occurrence and in the aggregate) of not less than Five Million and No/100 Dollars ($5,000,000.00) (which limit may be achieved through use of umbrella coverage). Neither Landlord’s obligation to carry such insurance nor the carrying of such insurance shall be deemed to be an indemnity by Landlord with respect to any claim, liability, loss, cost or expense due, in whole or in part, to Tenant’s negligent acts or omissions or willful misconduct. Landlord agrees to maintain in force during the Term, Rental Loss Insurance in an amount not less than one (1) year’s rent for the Building. Without obligation to do so, Landlord may, in its sole discretion from time to time, carry insurance in amounts greater and/or for coverage additional to the coverage and amounts set forth above. 16.4 WAIVER OF SUBROGATION Landlord hereby waives any and all right of recovery which it might otherwise have against Tenant, its servants, agents and employees, for loss or damage occurring to the Real Property and the fixtures, appurtenances and equipment therein, to the extent the same is covered by Landlord’s insurance or would have been covered by Landlord’s insurance had Landlord maintained the insurance it is required to maintain under this Lease, in each case including deductibles, notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, agents or employees. Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its servants, and employees and against every other tenant of the

56 Real Property who shall have executed a similar waiver as set forth in this Section 16.4(c) for loss or damage to Tenant Additions, whether or not removable, and to Tenant’s furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent the same is coverable by Tenant’s insurance required under this Lease, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees, or such other tenant and the servants, agents or employees thereof. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation in connection with any damage covered by such policy. 16.5 NOTICE OF CASUALTY Tenant shall give Landlord notice in case of a fire or accident in the Premises promptly after Tenant is aware of such event. ARTICLE 17 WAIVER OF CLAIMS AND INDEMNITY 17.1 WAIVER OF CLAIMS To the extent permitted by Law, Tenant hereby releases the Indemnitees from, and waives all claims for, damage to person or property sustained by Tenant or any occupant of the Premises or the Property resulting directly or indirectly from any existing or future condition, defect, matter or thing in and about the Premises or the Property or any part of either or any equipment or appurtenance therein, or resulting from any accident in or about the Premises or the Property, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the Property or of any other person, including Landlord’s agents and servants, except to the extent caused by the gross negligence or willful and wrongful act of any of the Indemnitees or their agents, employees, or representatives, or the breach of this Lease by Landlord. To the extent permitted by Law, Tenant hereby waives any consequential damages, compensation or claims for inconvenience or loss of business, rents, or profits as a result of such injury or damage. If any such damage, whether to the Premises or the Property or any part of either, or whether to Landlord or to other tenants in the Property, results from any act or neglect of Tenant, its employees, servants, agents, contractors, invitees or customers, Tenant shall be liable therefor and Landlord may, at Landlord’s option, repair such damage and Tenant shall, upon demand by Landlord, as payment of additional Rent hereunder, reimburse Landlord within ten (10) days after demand for the total cost of such repairs, in excess of amounts, if any, paid to Landlord under insurance covering such damages. Tenant shall not be liable for any such damage caused by its acts or neglect if Landlord or a tenant has recovered the full amount of the damage from proceeds of insurance policies and the insurance company has waived its right of subrogation against Tenant. 17.2 INDEMNITY (a) To the extent permitted by Law, Tenant hereby indemnifies, and agrees to protect, defend and hold the Indemnitees harmless, against any and all actions, claims, demands, liability, costs and expenses, including attorneys’ fees and expenses for the defense thereof, arising from Tenant’s occupancy of the Premises, from the undertaking of any Tenant Additions or repairs to the Premises, from the conduct of Tenant’s business on the Premises, or from any breach or 57 default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any willful act or negligence of Tenant, its agents, contractors, servants, employees, customers or invitees, in or about the Premises or the Property or any part of either. In case of any action or proceeding brought against the Indemnitees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably selected by Tenant. The foregoing indemnity shall not operate to relieve Indemnitees of liability to the extent such liability is caused by the gross negligence or willful and wrongful act of Indemnitees. Further, the foregoing indemnity is subject to and shall not diminish any waivers in effect in accordance with Section 16.4 by Landlord or its insurers to the extent of amounts, if any, paid to Landlord under its “All Risks” property insurance or that would have been paid to Landlord had Landlord maintained the insurance it was required to maintain under this Lease, plus deductibles paid by Landlord under such policies. This Article 17 shall survive the expiration or earlier termination of this Lease. (b) Subject to the provisions of Sections 17.1 and 17.2(a) above, Landlord shall indemnify, defend and protect Tenant (and its partners, officers, shareholders, directors, members, managers, trustees, beneficiaries, employees, transferees, principals, contractors, servants, agents and representatives (Tenant and such other parties being referred to herein each as a “Tenant Indemnitee”), and hold Tenant Indemnitees harmless of and from any and all claims, proceedings, loss, cost, damage, causes of action, liabilities, injury or expense arising out of or related to claims of injury to or death of persons, damage to property occurring or resulting directly or indirectly from (i) the condition or design of the Common Areas (only to the extent that such indemnity obligations of Landlord hereunder would be covered by the proceeds of liability insurance maintained by Landlord), or (ii) the active negligence or willful misconduct of Landlord or its authorized agents, such indemnity to include, but without limitation, the obligation to provide all costs of defense against any such claims; provided, however, that the foregoing indemnity shall not be applicable to claims to the extent arising by reason of the active negligence or willful misconduct of Tenant or any Tenant Indemnitees. The foregoing notwithstanding, Landlord shall not be required to indemnify or defend Tenant Indemnitees from any claims, proceedings, loss, cost, damage, causes of action, liabilities, injury or expense arising out of or related to theft, fire, vandalism, assault, battery, act of God, breaches of security, acts of the public enemy, acts of terrorists or criminals, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, whether or not the negligence of Landlord or its agents or employees was a cause of, or in any way contributed to, such loss, damage, death or injury. This Section 17.2(b) shall survive the expiration or earlier termination of this Lease. 17.3 WAIVER OF CONSEQUENTIAL DAMAGES Subject to Tenant’s obligations under Section 7.1(f)(5) and Article 13, and except as otherwise provided in Section 11.2(b), to the extent permitted by law, each party hereby waives and releases the other party from any consequential damages, compensation or claims for inconvenience or loss of business, rents or profits as a result of any injury or damage, whether or not caused by the willful and wrongful act of such party. 58 18.1 RULES ARTICLE 18 RULES AND REGULATIONS Tenant agrees for itself and for its subtenants, employees, agents, and invitees to comply with the rules and regulations listed on Exhibit C-2 attached hereto and with all reasonable modifications and additions thereto which Landlord may make from time to time, provided that Landlord gives Tenant reasonable advance notice of such modifications and additions. 18.2 ENFORCEMENT Landlord shall use reasonable efforts to enforce the rules and regulations of the Project in a uniform and non-discriminatory manner. ARTICLE 19 LANDLORD’S RESERVED RIGHTS Landlord shall have the following rights exercisable without notice to Tenant and without liability to Tenant for damage or injury to persons, property or business and without being deemed an eviction or disturbance of Tenant’s use or possession of the Premises or giving rise to any claim for offset or abatement of Rent: (1) to change the Building’s name or street address upon thirty (30) days’ prior written notice to Tenant (provided, that if Landlord changes the Building’s name or street address, Landlord shall reimburse Tenant for Tenant’s actual costs of obtaining new stationary, letterhead, and similar materials that identified the Building’s name or street address); (2) to install, affix and maintain all signs on the exterior and/or interior of the Building, provided that it does not materially and adversely impact Tenant’s use of Premises or the Building; (3) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises; (4) upon reasonable notice to Tenant, to display the Premises to prospective purchasers and lenders during Standard Operating Hours at any time during the Term and to prospective tenants at Standard Operating Hours during the last nine (9) months of the Term and subject to execution of the Confidentiality Agreement; (5) to grant to any party the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to prohibit Tenant from or interfere with Tenant using the Premises for the purpose permitted hereunder; (6) to change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, washrooms or public portions of the Building, and to close entrances, doors, corridors, elevators or other facilities, provided that such action shall not materially and adversely interfere with Tenant’s access to the Premises or the Building; (7) to have access for Landlord and other tenants of the Building to any mail chutes and boxes located in or on the Premises as required by any applicable rules of the United States Post Office; and (8) to close the Building after Standard Operating Hours, except that Tenant and its employees and invitees shall be entitled to admission at all times, under such reasonable regulations as Landlord prescribes for security purposes. 59 20.1 IN GENERAL ARTICLE 20 ESTOPPEL CERTIFICATE Within ten (10) business days after written request therefor by either party (the “Requesting Party”), the other party (the “Certifying Party”) agrees as directed in such request to execute the proposed form of estoppel certificate (an “Estoppel Certificate”) (which may require that such instrument be notarized), binding upon the Certifying Party, certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect); (ii) the dates to which Rent has been paid; (iii) if Tenant is the Certifying Party, that Tenant is in the possession of the Premises if that is the case; (iv) that, to the Certifying Party’s knowledge, the Requesting Party is not in default under this Lease, or, if the Certifying Party believes the Requesting Party is in default, the nature thereof in detail; (v) that the Certifying Party has no offsets or defenses to the performance of its obligations under this Lease (or if the Certifying Party believes there are any offsets or defenses, a full and complete explanation thereof); (vi) that, if Tenant is the Certifying Party, the Premises have been completed in accordance with the terms and provisions hereof or the Work Letter, that Tenant has accepted the Premises and the condition thereof and of all improvements thereto and has no claims against Landlord or any other party with respect thereto, if that is the case; (vii) if Tenant is the Certifying Party, that if an assignment of rents or leases has been served upon Tenant by a Mortgagee, Tenant will acknowledge receipt thereof and agree to be bound by the provisions thereof; (viii) if Tenant is the Certifying Party that Tenant will give to the Mortgagee copies of all notices required or permitted to be given by Tenant to Landlord; and (ix) to any other information reasonably requested. 20.2 ENFORCEMENT In the event that Tenant fails to timely deliver an Estoppel Certificate within five (5) business days after receiving a second written request (which second written request may not be delivered by Landlord until ten (10) business days after the first written request), then such failure shall be a Default for which there shall be no cure or grace period. In addition to any other remedy available to Landlord, Landlord may impose a charge equal to $500.00 for each day that Tenant fails to deliver an Estoppel Certificate; and (i) Tenant shall be bound to, and deemed to have irrevocably agreed to, the accuracy and truthfulness of the Estoppel Certificate delivered to Tenant, and (ii) Landlord, and any third party receiving such form of Estoppel Certificate, including a Mortgagee or purchaser, may rely upon the accuracy and truthfulness thereof. ARTICLE 21 RELOCATION OF TENANT [Intentionally omitted.] ARTICLE 22 REAL ESTATE BROKERS Tenant represents that, except for the broker(s) listed in Section 1.1, Tenant has not dealt with any real estate broker, salesperson, or finder in connection with this Lease, and no such person

60 initiated or participated in the negotiation of this Lease, or showed the Premises to Tenant. Tenant hereby agrees to indemnify, protect, defend and hold Landlord and the Indemnitees, harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation, as well as from any claim or claims for any commission or fee by any broker or other party claiming to represent Tenant in connection with any future extensions or renewals of the Term. Landlord agrees to pay any commission to which the brokers listed in Section 1.1 are entitled in connection with this Lease pursuant to Landlord’s written agreement with such broker. ARTICLE 23 MORTGAGEE PROTECTION 23.1 SUBORDINATION AND ATTORNMENT (a) Subject to Tenant’s rights under Section 23.1(b) below regarding the SNDA (as defined in Section 23.1(b) below), this Lease is and shall be expressly subject and subordinate at all times to (i) any ground or underlying lease of the Real Property, now or hereafter existing, and all amendments, extensions, renewals and modifications to any such lease, and (ii) the lien of any mortgage or trust deed now or hereafter encumbering fee title to the Real Property and/or the leasehold estate under any such lease, and all amendments, extensions, renewals, replacements and modifications of such mortgage or trust deed and/or the obligation secured thereby, unless such ground lease or ground lessor, or mortgage, trust deed or Mortgagee, expressly provides or elects that this Lease shall be superior to such lease or mortgage or trust deed . If any such mortgage or trust deed is foreclosed (including any sale of the Real Property pursuant to a power of sale), or if any such lease is terminated, upon request of the Mortgagee or ground lessor, as the case may be, Tenant shall attorn to the purchaser at the foreclosure sale or to the ground lessor under such lease, as the case may be, provided, however, that except as set forth in the applicable subordination, non-disturbance and attornment agreement, such purchaser or ground lessor shall not be (i) bound by any payment of Rent for more than one month in advance except payments in the nature of security for the performance by Tenant of its obligations under this Lease; (ii) subject to any offset, defense or damages arising out of a default of any obligations of any preceding Landlord, except to the extent such default constitutes a continuing default by Landlord; or (iii) liable for any security deposits not actually received in cash by such purchaser or ground lessor. The terms of this paragraph shall survive any termination of this Lease by reason of foreclosure. (b) Tenant’s obligation to subordinate to any Mortgagee shall be conditioned on Landlord causing such Mortgagee to sign and deliver to Tenant a non-disturbance agreement in substantially the form attached as Exhibit D hereto (the “SNDA”); provided, however, that (i) delivery of the SNDA in a form appropriate for recordation, executed by such Mortgagee shall be deemed satisfaction of the condition set forth in this Section 23.1(b), and (ii) Tenant shall be responsible for any fees charged by Mortgagee, and its own attorney’s fees, in connection with the SNDA. Landlord shall make best efforts to deliver a fully-executed and acknowledged SNDA to Tenant within ninety (90) days after the date of full execution and delivery of this Lease; provided, however, Landlord’s failure to do so shall in no event modify any of Tenant’s obligations under this Lease. Notwithstanding the foregoing to the contrary, if Landlord fails to deliver a fully- executed and acknowledged SNDA to Tenant within ninety (90) days after the date of full execution and delivery of this Lease, then as Tenant’s sole remedy, commencing as of the 91st day 61 after such date, Tenant may defer payment of one-half (½) of the Monthly Base Rent otherwise due under this Lease, with such deferment continuing until the date of such delivery (the “Deferred Monthly Base Rent”). Upon such delivery, the Deferred Monthly Base Rent shall be immediately due and payable. In no event shall Landlord be liable for special or consequential damages as a result of any such delay in delivering the SNDA. 23.2 MORTGAGEE PROTECTION [Intentionally omitted.] ARTICLE 24 NOTICES (a) All notices, demands or requests provided for or permitted to be given pursuant to this Lease must be in writing and shall be personally delivered, sent by Federal Express or other reputable overnight courier service, or mailed by first class, registered or certified United States mail, return receipt requested, postage prepaid. (b) All notices, demands or requests to be sent pursuant to this Lease shall be deemed to have been properly given or served by delivering or sending the same in accordance with this Section, addressed to the parties hereto at their respective addresses listed in Section 1.1. (c) Notices, demands or requests sent by mail or overnight courier service as described above shall be effective upon delivery or, if delivery is refused, upon the first attempted delivery. However, except with respect to a notice given under Code of Civil Procedure Section 1161 et seq., the time period in which a response to any such notice, demand or request must be given shall commence to run from (i) in the case of delivery by mail, the date of receipt on the return receipt of the notice, demand or request by the addressee thereof, or (ii) in the case of delivery by Federal Express or other overnight courier service, the date of acceptance of delivery by an employee, officer, director or partner of Landlord or Tenant. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given, as indicated by advice from Federal Express or other overnight courier service or by mail return receipt, shall be deemed to be receipt of notice, demand or request sent. Notices may also be served by personal service upon any officer, director or partner of Landlord or Tenant, and shall be effective upon such service. (d) By giving to the other party at least thirty (30) days written notice thereof, either party shall have the right from time to time during the term of this Lease to change their respective addresses for notices, statements, demands and requests, provided such new address shall be within the United States of America. ARTICLE 25 MISCELLANEOUS 25.1 LATE CHARGES (a) All payments required hereunder (other than the Monthly Base Rent, Rent Adjustments, and Rent Adjustment Deposits, which shall be due as hereinbefore provided) to 62 Landlord shall be paid within fifteen (15) business days after Landlord’s demand therefor. All such amounts (including Monthly Base Rent, Rent Adjustments, and Rent Adjustment Deposits) not paid when due shall bear interest from the date due until the date paid at the Default Rate in effect on the date such payment was due. (b) In the event Tenant is more than five (5) days late in paying any installment of Rent due under this Lease, Tenant shall pay Landlord a late charge equal to five percent (5%) of the delinquent installment of Rent. The parties agree that (i) such delinquency will cause Landlord to incur costs and expenses not contemplated herein, the exact amount of which will be difficult to calculate, including the cost and expense that will be incurred by Landlord in processing each delinquent payment of rent by Tenant, (ii) the amount of such late charge represents a reasonable estimate of such costs and expenses and that such late charge shall be paid to Landlord for each delinquent payment in addition to all Rent otherwise due hereunder. The parties further agree that the payment of late charges and the payment of interest provided for in subparagraph (a) above are distinct and separate from one another in that the payment of interest is to compensate Landlord for its inability to use the money improperly withheld by Tenant, while the payment of late charges is to compensate Landlord for its additional administrative expenses in handling and processing delinquent payments. (c) Payment of interest at the Default Rate and/or of late charges shall not excuse or cure any default by Tenant under this Lease, nor shall the foregoing provisions of this Article or any such payments prevent Landlord from exercising any right or remedy available to Landlord upon Tenant’s failure to pay Rent when due, including the right to terminate this Lease. 25.2 ARBITRATION Except as otherwise set forth below, any dispute between Landlord and Tenant arising under or relating to the Lease, shall be resolved through arbitration in accordance with the Comprehensive Arbitration Rules and Procedures of Judicial Arbitration and Mediation Services (“JAMS”), as amended from time to time. The arbitration shall take place in San Francisco, California. Notwithstanding any JAMS rules to the contrary, the arbitration shall be conducted by a single arbitrator. The arbitrator shall not have the power, jurisdiction, or authority to commit errors of law. The arbitrator’s decision will be final and binding, will not be subject to appeal, and may be entered as a final judgment in any court of competent jurisdiction; provided, however, that the decision may be vacated or corrected pursuant to California Code of Civil Procedure Sections 1286.2 or 1286.6, including without limitation, on the grounds that the arbitrator exceeded his or her authority by committing an error of law. All arbitration proceedings shall be confidential, and neither the parties nor the arbitrator may disclose the content or results of any arbitration hereunder without the written consent of all parties to the dispute, except as necessary to confirm or vacate the arbitrator's award. Notwithstanding anything contained in this Article 34, either Landlord or Tenant shall be entitled to (A) commence legal proceedings seeking any injunctive or other provisional relief as may be necessary to define or protect the rights and enforce the obligations contained in the Lease pending the resolution of a dispute in accordance with the arbitration procedures set forth in this Section 25.2, (B) join any arbitration proceeding arising out of this Lease with any other arbitration proceeding arising out of this Lease, or (C) for Landlord, commence an action in Superior Court to recover possession of the Premises. 63 WE HAVE READ AND UNDERSTAND THE FOREGOING SECTION AND AGREE TO SUBMIT THE DISPUTES DESCRIBED ABOVE TO ARBITRATION UNDER THE DESCRIBED PROCEDURES. Landlord Tenant 25.3 NO DISCRIMINATION Tenant agrees for Tenant and Tenant’s heirs, executors, administrators, successors and assigns and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, religion, sex, marital status, national origin or ancestry (whether in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises or otherwise) nor shall Tenant or any person claiming under or through Tenant establish or permit any such practice or practices of discrimination or segregation with reference to the use or occupancy of the Premises by Tenant or any person claiming through or under Tenant. 25.4 FINANCIAL STATEMENTS Within ten (10) business days after written request from Landlord (which request Landlord shall make not more often than once per calendar year and then only in connection with a sale or refinance of the Project), Tenant shall provide Landlord with current financial statements setting forth Tenant’s financial condition and net worth for the most recent quarter, including balance sheets and statements of profits and losses, to the extent such statements are prepared in accordance with Tenant’s ordinary business practices. Landlord shall keep such financial information confidential and shall only disclose such information to Landlord’s lenders, consultants, purchasers or investors, or other agents (who shall be subject to the same confidentiality obligations) on a need to know basis in connection with the administration of this Lease. Tenant need not provide the financial statements required under this Section 25.4 so long as same are publicly available free of charge. 25.5 OPTION This Lease shall not become effective as a lease or otherwise until executed and delivered by both Landlord and Tenant. The submission of this Lease to Tenant does not constitute a reservation of or option for the Premises, but when executed by Tenant and delivered to Landlord, this Lease shall constitute an irrevocable offer by Tenant in effect for five (5) days to lease the Premises on the terms and conditions herein contained. 25.6 AUTHORITY Tenant represents and warrants to Landlord that it has full authority and power to enter into and perform its obligations under this Lease, that the person executing this Lease is fully empowered to do so, and that no consent or authorization is necessary from any third party.

64 Landlord may request that Tenant provide Landlord evidence of Tenant’s authority. Landlord represents and warrants to Tenant that it has full authority and power to enter into and perform its obligations under this Lease, that the person executing this Lease is fully empowered to do so, and that no consent or authorization is necessary from any third party. Tenant may request that Landlord provide Tenant evidence of Landlord’s authority. 25.7 ENTIRE AGREEMENT This Lease, the Exhibits, and Riders attached hereto contain the entire agreement between Landlord and Tenant concerning the Premises and there are no other agreements, either oral or written, and no other representations or statements, either oral or written, on which Tenant has relied. This Lease shall not be modified except by a writing executed by Landlord and Tenant. 25.8 RESERVED 25.9 EXCULPATION Tenant agrees, on its behalf and on behalf of its successors and assigns, that any liability or obligation under this Lease shall only be enforced against Landlord’s equity interest in the Property and/or interest in the proceeds from the Property (including a sale or financing thereof), and in no event against any other assets of Landlord, or Landlord’s members, officers, directors or partners, and that any liability of Landlord with respect to this Lease shall be so limited and Tenant shall not be entitled to any judgment in excess of such amount. 25.10 ACCORD AND SATISFACTION No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant’s right of possession of the Premises shall reinstate, continue or extend the Term. Receipt or acceptance of payment from anyone other than Tenant, including an assignee of Tenant, is not a waiver of any breach of Article 10, and Landlord may accept such payment on account of the amount due without prejudice to Landlord’s right to pursue any remedies available to Landlord. 25.11 LANDLORD’S OBLIGATIONS ON SALE OF BUILDING In the event of any sale or other transfer of the Building, Landlord shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing or to be performed after the date of such sale or transfer, and any remaining liability of Landlord with respect to this Lease shall be limited to the dollar amount specified in Section 25.9 and Tenant shall not be entitled to any judgment in excess of such amount. 25.12 BINDING EFFECT 65 Subject to the provisions of Article 10, this Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and permitted assigns. 25.13 CAPTIONS The Article and Section captions in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Articles and Sections. 25.14 TIME; APPLICABLE LAW; CONSTRUCTION Time is of the essence of this Lease and each and all of its provisions. This Lease shall be construed in accordance with the Laws of the State of California. If more than one person signs this Lease as Tenant, the obligations hereunder imposed shall be joint and several. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each item, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by Law. Wherever the term “including” or “includes” is used in this Lease, it shall have the same meaning as if followed by the phrase “but not limited to”. The language in all parts of this Lease shall be construed according to its normal and usual meaning and not strictly for or against either Landlord or Tenant. 25.15 ABANDONMENT In the event Tenant vacates or abandons the Premises but is otherwise in compliance with all the terms, covenants and conditions of this Lease, Landlord shall (i) have the right to enter into the Premises in order to show the space to prospective tenants, and (ii) have the right to reduce the services provided to Tenant pursuant to the terms of this Lease to such levels as Landlord reasonably determines to be adequate services for an unoccupied premises. Tenant expressly acknowledges that in the absence of written notice pursuant to Section 11.2(b) or pursuant to California Civil Code Section 1951.3 terminating Tenant’s right to possession, none of the foregoing acts of Landlord or any other act of Landlord shall constitute a termination of Tenant’s right to possession or an acceptance of Tenant’s surrender of the Premises, and this Lease shall continue in effect. 25.16 LANDLORD’S RIGHT TO PERFORM TENANT’S DUTIES If Tenant fails timely to perform any of its duties under this Lease beyond any applicable notice and cure periods, Landlord shall have the right (but not the obligation), to perform such duty on behalf and at the expense of Tenant without prior notice to Tenant, and all sums expended, or expenses incurred by Landlord in performing such duty shall be deemed to be additional Rent under this Lease and shall be due and payable upon demand by Landlord. 25.17 SECURITY SYSTEM Landlord shall continue to operate and maintain, throughout the term of this Lease, the security systems, monitoring, programs, and patrol that it operates and maintains as of the date of 66 this Lease, subject to such changes as may be necessary due to changes in technology or standard industry practices. Landlord shall not be responsible for the quality of any such patrol or system which may be provided hereunder or for damage or injury to Tenant, its employees, invitees or others due to the failure, action or inaction of such patrol or system. 25.18 NO LIGHT, AIR OR VIEW EASEMENTS Any diminution or shutting off of light, air or view by any structure which may be erected on lands of or adjacent to the Project shall in no way affect this Lease or impose any liability on Landlord. 25.19 RECORDATION Neither this Lease, nor any notice nor memorandum regarding the terms hereof, shall be recorded by Tenant. Any such unauthorized recording shall be a Default for which there shall be no cure or grace period. Tenant agrees to execute and acknowledge, at the request of Landlord, a memorandum of this Lease, in recordable form. 25.20 SURVIVAL The waivers of the right of jury trial, the other waivers of claims or rights, the releases and the obligations of each party under this Lease to indemnify, protect, defend and hold harmless the other party shall survive the expiration or termination of this Lease, and so shall all other obligations or agreements which by their terms survive expiration or termination of this Lease. 25.21 OFAC (a) Tenant hereby represents, warrants and covenants to Landlord, either that (i) Tenant is regulated by the SEC, FINRA or the Federal Reserve (a “Regulated Entity”) or (ii) neither Tenant nor, to Tenant’s knowledge, any person or entity that directly or indirectly (A) controls Tenant or (B) has an ownership interest in Tenant of twenty-five percent (25%) or more, appears on the list of Specially Designated Nationals and Blocked Persons (“OFAC List”) published by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury. (b) If, in connection with this Lease, there is one or more Guarantors of Tenant’s obligations under this Lease, then Tenant further represents, warrants and covenants either that (i) any such Guarantor is a Regulated Entity or (ii) neither Guarantor nor, to Tenant’s knowledge, any person or entity that directly or indirectly (A) controls such Guarantor or (B) has an ownership interest in such Guarantor of twenty-five percent (25%) or more, appears on the OFAC List. (c) Landlord advises Tenant hereby that the purpose of this Section is to provide to Landlord information and assurances to enable Landlord to comply with the Laws relating to OFAC. (d) Tenant acknowledges that the breach of any of the representations, warranties and/or covenants by Tenant under this Section 25.21 shall be an immediate Default 67 under this Lease. (e) Landlord represents, warrants, and covenants to Tenant that either (i) Landlord is a Regulated Entity or (ii) neither Landlord nor any person or entity that directly or indirectly (A) controls Landlord or (B) has a twenty-five percent (25%) or greater ownership interest in Landlord, appears on the OFAC List. 25.22 INSPECTION BY A CASP IN ACCORDANCE WITH CIVIL CODE SECTION 1938. Landlord discloses that to Landlord’s knowledge, neither the Building nor the Premises have undergone inspection by a Certified Access Specialist. Furthermore, pursuant to Section 1938 of the California Civil Code, Landlord notifies Tenant of the following: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although California state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of any such CASp inspection, the payment of the costs and fees for the CASp inspection and the cost of making any repairs necessary to correct violations of construction- related accessibility standards within the Premises.” Tenant agrees that (a) Tenant may, at its option and at its sole cost, cause a CASp to inspect the Premises and determine whether the Premises complies with all of the applicable construction-related accessibility standards under California law, (b) the parties shall mutually coordinate and reasonably approve of the timing of any such CASp inspection so that Landlord may, at its option, have a representative present during such inspection, and (c) Tenant shall be solely responsible for the cost of any repairs necessary to correct violations of construction-related accessibility standards within the Premises and Building identified by any such CASp inspection, any and all such alterations and repairs within the Premises to be performed by Tenant shall be subject to Landlord’s consent and in accordance with this Lease. Landlord and Tenant hereby agree that if Tenant elects to perform a CASp inspection of the Premises, Tenant will provide written notice to Landlord, and Landlord may elect, in Landlord’s sole discretion, to retain a CASp to perform the inspection. If Landlord does not so elect, the time and manner of the CASp inspection is subject to the prior written approval of Landlord. In either event, the payment of the fee for the CASp inspection shall be borne by Tenant. 25.23 COUNTERPARTS This Lease may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. Telecopied signatures or signatures transmitted by electronic mail in so-called “pdf” format or via DocuSign or similar electronic means, may be used in place of original signatures on this Lease. Landlord and Tenant intend to be bound by the signatures on the telecopied or e-mailed document, are aware that the other party will rely on the telecopied or e-mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Lease based on such telecopied or e-mailed signatures. Promptly following request by either party, the other party shall provide the requesting party with original signatures on this Lease.

68 25.24 EXHIBITS AND RIDERS All exhibits, riders and/or addenda referred to in this Lease as an exhibit, rider, or addenda hereto, or attached hereto, are hereby incorporated into and made a part of this Lease. [Signatures on Following Page] 69 IN WITNESS WHEREOF, this Lease has been executed as of the date set forth in Section 1.1 hereof. LANDLORD: POINT RICHMOND R&D ASSOCIATES II, LLC, a California limited liability company By: Wareham-NZL, LLC, its Manager By: Richard K. Robbins Its Manager TENANT: SANGAMO THERAPEUTICS, INC., a Delaware corporation By: Name: Title: EXHIBIT A OUTLINE OF PREMISES 00056744.17 A-1 EXHIBIT A-1 EMERGENCY GENERATOR SITE 00056744.17 A-1-1

B-1 EXHIBIT B WORK LETTER AGREEMENT (Tenant Build / Allowance) THIS WORK LETTER AGREEMENT (this “Work Agreement”) is attached to and made a part of that certain Lease (the “Lease”) between POINT RICHMOND R&D ASSOCIATES II, LLC (“Landlord”) and SANGAMO THERAPEUTICS, INC. (“Tenant”). All capitalized terms used but not defined herein shall have the respective meanings given such terms in the Lease. This Work Agreement sets forth the terms and conditions relating to the construction of Tenant Work (defined below) in the Premises. 1. Allowance; Tenant Work. (a) Allowance. Tenant shall be entitled to the Tenant Improvement Allowances set forth in Section 1.1 of the Lease for the costs relating to the design, permitting and construction of any of Tenant’s improvements to the Premises (collectively, the “Tenant Work”); provided, however, notwithstanding anything in this Work Letter or the Lease to the contrary, the Suite D Tenant Improvement Allowance may only be used for the costs associated with the Tenant Work for Suite D (the “Suite D Tenant Work”). In no event will Landlord be obligated to make disbursements pursuant to this Work Agreement in a total amount which exceeds the Tenant Improvement Allowances. Tenant must complete all Tenant Work and have submitted all Payment Request Supporting Documentation (defined below) for such work no later than June 30, 2023, which date shall not be extended, even if a portion of the Tenant Work is delayed because of a Force Majeure event. (b) Tenant Improvement Allowance Items; Disbursement of Tenant Improvement Allowances. (i) Tenant Improvement Allowance Items. Except as otherwise set forth in this Work Agreement, the Tenant Improvement Allowances shall be disbursed by Landlord only for the following items and costs (collectively the “Tenant Improvement Allowance Items”): (A) Payment of the fees of the Architect and the Building Consultants (as those terms are defined below) and payment of fees and costs reasonably incurred by Landlord for the review of the Construction Drawings (defined below) by Landlord or by Landlord’s third party consultants; Tenant Work; (B) The payment of plan check, permit and license fees relating to the (C) The cost of construction of the Tenant Work, including, without limitation, after hours charges, testing and inspection costs, freight elevator usage, trash removal costs, and contractors’ fees and general conditions; (D) The cost of any changes to the Building when such changes are required by the Construction Drawings, such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith; B-2 (E) The cost of any changes to the Construction Drawings (defined below) or Tenant Work required by applicable building codes (collectively, “Code”); and (F) The Coordination Fee (defined below). (ii) Disbursement of Tenant Improvement Allowances. During the design and construction of the Tenant Work, Landlord shall make periodic disbursements of the Tenant Improvement Allowances to reimburse Tenant for Tenant Improvement Allowance Items, as follows: (A) From time to time at the discretion of Tenant, Tenant shall deliver to Landlord: (i) a request for payment from Tenant’s Contractor (defined below) approved by Tenant, in a commercially reasonable form, including a schedule of values and showing the percentage of completion, by trade, of the applicable Tenant Work; (ii) invoices from all of Tenant’s Agents (defined below) for labor rendered and materials delivered to the Premises with respect to the subject request for payment; and (iii) executed conditional mechanic’s lien releases from the Contractor and subcontractors who have established the right to lien with respect to the subject request for payment (along with unconditional mechanics’ lien releases with respect to payments made pursuant to submissions made by Tenant hereunder more than sixty (60) days prior to the subject request for payment) in compliance with all applicable laws (collectively, the “Payment Request Supporting Documentation”). All Payment Request Supporting Documentation shall clearly delineate which Tenant Improvement Allowance each payment request relates to. (B) Within thirty (30) days after Tenant’s delivery to Landlord of Payment Request Supporting Documentation, Landlord shall deliver to Tenant payment in an amount equal to the lesser of: (x) the amount so requested by Tenant, as set forth above, less a ten percent (10%) retention on amounts payable to the Contractor and subcontractors (the aggregate amount of such retentions to be known as the “Final Retention”), and (y) the balance of any remaining available portion of the applicable Tenant Improvement Allowances (not including the Final Retention), provided that if Landlord, in good faith, disputes any item in a request for payment based on non-compliance of any work with the Approved Working Drawings (defined below) or due to any substandard work and delivers a written objection to such item setting forth with reasonable particularity Landlord’s reasons for its dispute (a “Draw Dispute Notice”) within ten (10) days following Tenant’s submission of its Payment Request Supporting Documentation, Landlord may deduct the amount of such disputed item from the payment. Landlord and Tenant shall, in good faith, endeavor to diligently resolve any such dispute. Landlord’s payment of such amounts shall not be deemed Landlord’s approval or acceptance of the work furnished or materials supplied as set forth in Tenant’s payment request. (C) Subject to the provisions of this Work Agreement, following the final completion of construction of the Tenant Work, Landlord shall deliver to Tenant a check made payable to Tenant, or a check or checks made payable to another party or parties as reasonably requested by Tenant, in the amount of the Final Retention, provided that (A) Tenant delivers to Landlord properly executed unconditional mechanics’ lien releases from all of Tenant’s Agents in compliance with all applicable laws, as reasonably determined by Landlord; (B) Landlord has determined in good faith that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building; (C) Architect delivers to Landlord a certificate, in a form reasonably acceptable to B-3 Landlord, certifying that the construction of the Tenant Work has been finally completed; (D) Tenant supplies Landlord with evidence that all governmental approvals required for an occupant to legally occupy the Premises has been obtained; and (E) Tenant has complied with Landlord’s standard “close-out” requirements regarding city approvals, closeout tasks, closeout documentation regarding the general contractor, financial close-out matters, and Tenant’s vendors. 2. Construction Drawings (a) Selection of Architect; Construction Drawings. (i) Tenant shall retain an architect approved in writing, in advance by Landlord, such approval not to be unreasonably withheld (the “Architect”) to prepare the Construction Drawings. It is agreed that Dan McCauley of High Tech Construction Management and Design is so approved. Tenant shall retain engineering consultants approved in writing, in advance by Landlord, such approval not to be unreasonably withheld (the “Building Consultants”) to prepare all plans and engineering working drawings and perform all work relating to mechanical, electrical and plumbing (“MEP”), HVAC/Air Balancing, life-safety, structural, sprinkler and riser work. (ii) The plans and drawings to be prepared by Architect and the Building Consultants hereunder (i.e., both the Space Plan and the Working Drawings, as each term is defined below) shall be known collectively as the “Construction Drawings.” All Construction Drawings shall comply with the drawing format and specifications determined or approved by Landlord and shall be subject to Landlord’s prior written approval, not to be unreasonably withheld, conditioned or delayed. All MEP drawings must be fully engineered or prepared on a “design-build-assist” basis with a Landlord-approved MEP basis of design (“BOD”), as prepared by an approved MEP engineer consultant. The MEP drawings cannot be prepared on a strictly “design-build” basis. Landlord’s review of the Construction Drawings shall be for its sole purpose and shall not obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord’s space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings. (b) Space Plan. Tenant shall supply Landlord for Landlord’s review and approval with four (4) copies signed by Tenant of its space plan for the Premises (“Space Plan”) before any architectural working drawings or engineering drawings have been commenced. The Space Plan shall include a layout and designation of all laboratory facilities, offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Space Plan. Landlord shall advise Tenant within ten (10) days after Landlord’s receipt of the Space Plan (or, if applicable, such additional information requested by Landlord pursuant to the provisions of the immediately preceding sentence) if the same is approved or is unsatisfactory or incomplete in any respect. If Landlord disapproves the Space Plan, Landlord’s disapproval shall set forth with reasonable particularity Landlord’s reasonable basis for such disapproval. If Landlord fails to so respond to any request for approval of the Space Plan within such ten (10) day period, and such failure continues for five (5) days following a second written notice to Landlord, then Landlord shall be deemed to have approved the Space Plan. Upon any disapproval by Landlord, Tenant shall promptly cause the Space Plan to be revised to correct any deficiencies identified in Landlord’s B-4 disapproval and resubmit the revised Space Plan to Landlord. Landlord shall review the revised Space Plan pursuant to the procedure set forth above; provided, however, Landlord shall only be permitted to disapprove the revised Space Plan if it fails to address the basis for Landlord’s disapproval of the previous Space Plan. (c) Working Drawings. After the Space Plan has been approved by Landlord, Tenant shall supply the Architect and the Building Consultants with a complete listing of standard and non-standard equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements, to enable the Architect and the Building Consultants to complete the Working Drawings and shall cause the Architect and the Engineers to promptly complete the architectural and engineering drawings, and Architect shall compile a fully coordinated set of drawings, including but not limited to architectural, structural, mechanical, electrical, plumbing, fire sprinkler and life safety in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the “Working Drawings”) and shall submit the same to Landlord for Landlord’s review and approval. Tenant shall supply Landlord with four (4) copies signed by Tenant of the Working Drawings. Landlord shall advise Tenant within ten (10) business days after Landlord’s receipt of the Working Drawings if Landlord, in good faith, determines that the same are approved or are unsatisfactory or incomplete. If Landlord disapproves the Working Drawings, Landlord’s disapproval shall set forth with reasonable particularity Landlord’s reasonable basis for such disapproval. If Landlord fails to so respond to any request for approval of the Working Drawings within such ten (10) business day period, and such failure continues for five (5) business days following a second written notice to Landlord, then Landlord shall be deemed to have approved the Working Drawings. Upon any disapproval by Landlord, Tenant shall promptly cause the Working Drawings to be revised to correct any deficiencies identified in Landlord’s disapproval and resubmit the revised Working Drawings to Landlord. Landlord shall review the revised Working Drawings pursuant to the procedure set forth above. Landlord shall only be permitted to disapprove the revised Working Drawing if they fail to address the basis for Landlord’s disapproval of the previous Working Drawings or the revised Working Drawings contain a material error or omission. (d) Landlord’s Approval. Tenant acknowledges that it shall be deemed reasonable for Landlord to disapprove the Space Plan and any subsequent Working Drawings unless, at a minimum, the same are prepared on the basis that the sprinkler systems shall be designed in compliance with the specifications provided by FM Global. Additionally, Landlord’s approval of any matter under this Work Agreement may be withheld if Landlord reasonably determines that the same would violate any provision of the Lease or this Work Agreement or would adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building. The final Working Drawings, as approved by Landlord, are referred to herein as the “Approved Working Drawings”. 3. Construction of the Tenant Work (a) Tenant’s Selection of Contractors. (i) The Contractor. Tenant shall retain a general contractor approved in writing, in advance by Landlord, such approval not to be unreasonably withheld, to construct the Tenant Work (“Contractor”). It is agreed by Landlord that Dome Construction is so approved.

B-5 (ii) Tenant’s Agents. All subcontractors, laborers, materialmen, and suppliers used by Tenant, along with the Contractor, shall be known collectively as “Tenant’s Agents”. All of Tenant’s Agents shall be licensed in the State of California and capable of being bonded. Notwithstanding anything herein to the contrary, in connection with Tenant’s construction of the Tenant Work, any of Tenant’s Agents that are (A) to be reimbursed to Tenant through the Tenant Improvement Allowances, and/or (B) involved in principal construction trades, shall be union- affiliated and in compliance with all then existing master labor agreements. (b) Construction of Tenant Work by Tenant’s Agents. (i) Construction Contract. Within five (5) business days after Tenant’s execution of the construction contract and general conditions with Contractor (the “Contract”), Tenant shall provide a copy of the Contract to Landlord. Notwithstanding anything set forth herein to the contrary, construction of the Tenant Work shall not commence until Tenant has procured and delivered to Landlord a copy of all Permits for the applicable Tenant Work. (ii) Construction Requirements. (A) Landlord’s General Conditions for Tenant’s Agents and Tenant Improvement Work. The Tenant Work shall be constructed in material accordance with the Approved Working Drawings and Landlord’s construction guidelines, which are attached as Schedule 1 to this Work Agreement (in the event of a conflict between the construction guidelines and this Work Agreement, this Work Agreement shall control); and (2) Tenant shall abide by all reasonable rules made by Landlord and provided to Tenant in writing, including with respect to the use of contractor parking, materials delivery, freight and loading dock, any required shutdown of utilities (including life-safety systems), storage of materials, coordination of work with the contractors of Landlord, and any other matter in connection with this Work Agreement, including, without limitation, the construction of the Tenant Work, provided that such rules do not materially adversely affect construction of the Tenant Work. Tenant shall pay an oversight and supervisory fee (the “Coordination Fee”) to Landlord in an amount equal to the following percentages based upon the “hard costs” of the Tenant Work: (i) costs up to $1.5 million: 3%; (ii) portion of costs over $1.5 million up to $2.5 million: 2%; and (iii) portion of costs over $2.5 million: 1.5%. (B) Indemnity. Tenant’s indemnity of Landlord as set forth in the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant’s non-payment of any amount arising out of the Tenant Work and/or Tenant’s disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in the Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord’s performance of any ministerial acts reasonably necessary (1) to permit Tenant to complete the Tenant Work, and (2) to enable Tenant to obtain any related building permit or certificate of occupancy. (C) Requirements of Tenant’s Agents. The Contract shall include a warranty to Tenant and for the benefit of Landlord that the portion of the Tenant Work covered by the Contract shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. The Contractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the completion of the work B-6 performed by such contractor or subcontractor. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with the removal or replacement of all or any part of the Tenant Work, and/or the Building and/or common areas that are damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Work shall be contained in the Contract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances as may be necessary to effect such right of direct enforcement. (iii) Insurance Requirements. (A) General Coverages. The Contractor shall carry employer’s liability and worker’s compensation insurance covering all of their respective employees, and shall also carry commercial general liability insurance, including personal and bodily injury, property damage and completed operations liability, all with limits, in form and with companies as are required to be carried by Tenant as set forth in the Lease. All of Tenant’s Agents (other than Contractor) shall carry employer’s liability of $1 million per occurrence; worker’s compensation insurance covering all of their respective employees, up to the required statutory amount; commercial general liability insurance, including personal and bodily injury, property damage and completed operations liability, with limits of $1,000,000 per occurrence and $2,000,000 aggregate; and umbrella/excess liability of $5,000,000 per occurrence and $5,000,000 aggregate. (B) Special Coverages. Tenant or Contractor shall carry “Builder’s All Risk” insurance in an amount approved by Landlord covering the construction of the Tenant Work, it being understood and agreed that the Tenant Work shall be insured by Tenant pursuant to the Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord, and shall be in form and with companies as are required to be carried by Tenant as set forth in the Lease. (C) General Terms. Certificates for all of the foregoing insurance coverage shall be delivered to Landlord before the commencement of construction of the Tenant Work and before the Contractor’s equipment is moved onto the site. In the event that the Tenant Work are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant’s sole cost and expense. Tenant’s Agents shall maintain all of the foregoing insurance coverage in force until the Tenant Work is fully completed and accepted by Landlord, except for any Products and Completed Operations Coverage insurance required by Landlord, which is to be maintained for one (1) year following completion of the work and acceptance by Landlord and Tenant. All policies carried hereunder shall insure Landlord, Wareham Property Group as Landlord’s manager, and Tenant, as their interests may appear, as well as Tenant’s Agents. All insurance, except Workers’ Compensation, maintained by Tenant’s Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects Landlord and Tenant and that any other insurance maintained by Landlord or Tenant is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under the Lease and/or this Work Agreement. (iv) Governmental Compliance. The Tenant Work shall comply in all respects B-7 with the following: (A) the Code and other federal, state, city and/or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person or entity; (B) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (C) building material manufacturer’s specifications. (v) Inspection by Landlord. Prior to the completion of the Tenant Work, Landlord shall have the right to inspect the same in accordance with the terms of the Lease, provided however, that Landlord’s failure to inspect the Tenant Work shall in no event constitute a waiver of any of Landlord’s rights hereunder nor shall Landlord’s inspection of the Tenant Work constitute Landlord’s approval of the same. Should Landlord reasonably disapprove any portion of the Tenant Work, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved and the basis for such disapproval. Landlord may only disapprove any portion of the Tenant Work if it fails to comply with the Approved Working Drawings or the terms of this Work Letter. In the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Work in accordance with this Section and such defect, deviation or matter is reasonably likely to adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant’s use of such other tenant’s leased premises, Landlord may take such action as Landlord deems necessary, at Tenant’s expense and without incurring any liability on Landlord’s part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Work until such time as the defect, deviation and/or matter is corrected to Landlord’s satisfaction. (vi) Meetings. Tenant shall hold periodic meetings at a reasonable time with the Architect and the Contractor regarding the progress of the preparation of the Construction Drawings and the construction of the Tenant Work, which meetings shall be held at a location reasonably approved by Landlord, and Landlord and/or its agents shall receive prior written notice of, and shall have the right to attend, all such meetings. Upon Landlord’s request, Tenant shall use reasonable efforts to cause certain of Tenant’s Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings, and Landlord will be included in the distribution list for such minutes. One such meeting each month shall include the review of Contractor’s current request for payment. (c) Notice of Completion; Copy of Record Set of Plans. Within thirty (30) days after completion of construction of the Tenant Work, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of Contra Costa County and shall furnish a copy thereof to Landlord upon such recordation, and shall timely give all notices required pursuant to the California Civil Code. If Tenant fails to do so, Landlord may execute and file such Notice of Completion and give such notices on behalf of Tenant as Tenant’s agent for such purpose, at Tenant’s sole cost and expense. Within thirty (30) days following the completion of construction, (i) Tenant shall cause the Architect or Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, and (B) to deliver to Landlord such updated drawings in accordance with Landlord’s then-current CAD requirements, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises. Tenant’s obligations set forth in this Section are collectively referred to as the “Completion Obligations.” B-8 4. Miscellaneous. (a) Tenant’s Representative. Tenant has designated Katie Cary as its sole representative with respect to the matters set forth in this Work Agreement, until further notice to Landlord, who shall have full authority and responsibility to act on behalf of Tenant as required in this Work Agreement. (b) Landlord’s Representative. Landlord has designated Lisa Vogel as its sole representative with respect to the matters set forth in this Work Agreement, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of Landlord as required in this Work Agreement. (c) Tenant’s Default. Notwithstanding any provision to the contrary contained in the Lease, if a Default by Tenant under the Lease (including, without limitation, this Work Agreement) has occurred at any time on or before the substantial completion of the Tenant Work, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowances, and (ii) all other obligations of Landlord under the terms of this Work Agreement shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

B-9 Schedule 1 to Exhibit B Construction Guidelines B-10 B-11 B-12

B-13 B-14 B-15 B-16

B-17 B-18 B-19 00056744.17 B-20

EXHIBIT C-1 LABORATORY RULES AND REGULATIONS 1. Any laboratory equipment (glass and cage washers, sterilizers, centrifuges, etc.) being used during Standard Operating Hours must be properly insulated for noise to prevent interruption of other tenants’ business. Should other tenants complain of noise, the laboratory tenant will be responsible for abating any commercially unreasonable noise issues, at the laboratory tenant’s sole cost. 2. Any damages to property due to leaks from laboratory equipment will be the sole responsibility of the laboratory tenant. Should damage occur in other tenant spaces, any and all damages and clean-up will be the responsibility of the laboratory tenant. 3. Animal activities are a recognized and necessary process in the biotech industry. Such activities may only be conducted by laboratory tenants pursuant to all the requirements of their respective lease (including any “Use” clause) and require specific, written approval by Landlord in advance. Any animal activities shall be conducted pursuant to all regulations, standards and best industry practices relating to them. 4. The Project is a mixed-use facility, and laboratory tenants share space with office tenants. To reduce the potential interaction with office tenants and their employees and visitors with any biotech animal operations, any animal testing performed, any deliveries of animals and any equipment, foods, cleaners, etc. associated with animal activities, must be coordinated through the loading dock after hours and with the cooperation of the building management and security personnel. The laboratory tenant should make every effort to handle any deliveries relating to animal activities outside of Standard Operating Hours. No cartons, containers or cardboard boxes bearing the nature of contents may be stored or left in common area spaces, including any garage/freight areas. Feed bags, animal carriers, and any and all other related containers must be disposed of properly and with discretion. 5. All exterior signage relating to laboratory operations (i.e., visible to common areas, including corridors) must be kept to the minimum required by Laws. All signs must have Landlord’s approval prior to installation. C-1-1 C-2-1 EXHIBIT C-2 RULES AND REGULATIONS 1. No sidewalks, entrance, passages, courts, elevators, vestibules, stairways, corridors or halls shall be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises and if the Premises are situated on the ground floor of the Project, Tenant shall further, at Tenant’s own expense, keep the sidewalks and curb directly in front of the Premises clean and free from rubbish. 2. No new awning or other projection shall be attached to the outside walls or windows of the Project without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, drapes, screens and other fixtures must be of a quality, type, design, color, material and general appearance approved by Landlord, and shall be attached in the manner approved by Landlord. 3. No new sign, advertisement, notice, lettering, decoration or other thing shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or of the Project, without the prior written consent of Landlord, which consent shall not be unreasonable withheld, conditioned, or delayed. All signage of Tenant existing as of the date of the Lease is hereby approved by Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant. 4. The sashes, sash doors, skylights, windows and doors that reflect or admit light or air into the halls, passageways or other public places in the Project shall not be covered or materially obstructed by Tenant. 5. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Project, nor placed in public portions thereof without the prior written consent of Landlord. 6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant to the extent that Tenant or Tenant’s agents, servants, employees, contractors, visitors or licensees shall have caused the same. 7. Tenant shall not mark, paint, drill into or in any way deface any part of the Premises or the Project. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. 8. No animal or bird of any kind shall be brought into or kept in or about the Premises or the Project, except dogs that qualify as “service animals” under the ADA. 9. Tenant shall cooperate with Landlord’s efforts to implement the Project’s Sustainability Practices, including, but not limited to, complying with Landlord’s then-current C-2-2 energy saving efforts and participating in any recycling programs and occupant satisfaction and transportation surveys. 10. (Reserved) 11. Tenant shall regularly conduct cleaning and janitorial activities, especially in bathrooms, kitchens and janitorial spaces, to remove mildew and prevent moist conditions and shall comply with the Project’s Sustainability Practices, if any. 12. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Project, or neighboring buildings or premises, or those having business with them. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways. 13. Except in the ordinary course of Tenant’s business as a laboratory, neither Tenant nor any of Tenant’s agents, servants, employees, contractors, visitors or licensees shall at any time bring or keep upon the Premises any flammable, combustible or explosive fluid, chemical or substance. 14. No additional locks, bolts or mail slots of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any change be made in existing locks or the mechanism thereof without Landlord’s prior written consent. Tenant must, upon the termination of the tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof. 15. All removals, or the carrying in or out of any safes, freight, furniture, construction material, bulky matter or heavy equipment of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon two-inch thick plank strips to distribute the weight. The moving of safes, freight, furniture, fixtures, bulky matter or heavy equipment of any kind must be made upon previous notice to the Building Manager and in a manner and at times prescribed by the Building Manager, and the persons employed by Tenant for such work are subject to Landlord’s prior approval. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Project and to exclude from the Project all safes, freight or other bulky articles which exceed the load bearing capacity of the floors of the Building or which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. 16. Tenant shall not purchase janitorial or maintenance or other like service from any company or persons not approved by Landlord. Landlord shall approve a sufficient number of sources of such services to provide Tenant with a reasonable selection, but only in such instances and to such extent as Landlord in its judgment shall consider consistent with security and proper operation of the Project. Notwithstanding the foregoing, Landlord hereby approves all janitorial and maintenance service providers which Tenant contracts with as of the date of this Lease. 17. Landlord shall have the right to prohibit any advertising or business conducted by Tenant referring to the Project which, in Landlord’s reasonable opinion, tends to impair the C-2-3 reputation of the Project or its desirability for offices and/or commercial services and upon notice from Landlord, Tenant shall refrain from or discontinue such advertising. 18. Landlord reserves the right to exclude from the Project between the hours of 6:00 p.m. and 8:00 a.m. Monday through Friday, after 1:00 p.m. on Saturdays and at all hours Sundays and legal holidays, all persons who do not present a pass to the Project issued by Landlord. Landlord may furnish passes to Tenant so that Tenant may validate and issue same. Tenant shall safeguard said passes and shall be responsible for all acts of persons in or about the Project who possess a pass issued to Tenant. 19. Except with regard to Tenant’s Agents (as defined in the Work Letter), Tenant’s vendors and contractors shall, while in the Premises or elsewhere in the Project, be subject to and under the control and direction of the Building Manager (but not as agent or servant of said Building Manager or of Landlord) and, prior to commencing any work, shall be required to maintain and provide copies of such insurance coverage as is required of Tenant’s Agents under the Work Letter. 20. If the Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of the Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith at Tenant’s expense cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord. 21. The requirements of Tenant will be attended to only upon application at the office of the Project. Project personnel shall not perform any work or do anything outside of their regular duties unless under special instructions from the office of Landlord. 22. Canvassing, soliciting and peddling in the Project are prohibited and Tenant shall cooperate to prevent the same. 23. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by Tenant without the written consent of Landlord. 24. There shall not be used in any premises, or in the public halls, plaza areas, lobbies, or elsewhere in the Project, either by Tenant, Tenant’s contractors or others, in the delivery or receipt of merchandise, any hand trucks or dollies, except those equipped with rubber tires and sideguards. 25. Tenant, Tenant’s agents, servants, employees, contractors, licensees, or visitors shall not park any vehicles in any driveways, service entrances, or areas posted “No Parking” and shall comply with any other parking restrictions imposed by Landlord from time to time. 26. Tenant shall install and maintain, at Tenant’s sole cost and expense, an adequate visibly marked (at all times properly operational) fire extinguisher next to any duplicating or photocopying machine or similar heat producing equipment, which may or may not contain combustible material, in the Premises. 27. (Reserved)

C-2-4 28. Tenant shall not use the name of the Project for any purpose other than as the address of the business to be conducted by Tenant in the Premises, nor shall Tenant use any picture of the Project in its advertising, stationery or in any other manner without the prior written permission of Landlord. Landlord expressly reserves the right at any time to change said name without in any manner being liable to Tenant therefor. 29. Tenant shall not prepare any food nor do any cooking, operate or conduct any restaurant, luncheonette or cafeteria for the sale of food or beverages to its employees or to others, except that food and beverage preparation by Tenant’s employees using microwave ovens or coffee makers shall be permitted provided no odors of cooking or other processes emanate from the Premises. 30. The Premises shall not be used as an employment agency, a public stenographer or typist, a labor union office, a physician’s or dentist’s office, a dance or music studio, a school, a beauty salon, or barber shop, the business of photographic reproductions or offset printing, a restaurant or bar, an establishment for the sale of confectionery, soda, beverages, sandwiches, ice cream or baked goods, an establishment for preparing, dispensing or consumption of food or beverages of any kind in any manner whatsoever, or news or cigar stand, or a radio, television or recording studio, theatre or exhibition hall, or manufacturing, or the storage or sale of merchandise, goods, services or property of any kind at wholesale, retail or auction, or for lodging, sleeping or for any immoral purposes. 31. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant’s expense in settings sufficient in Landlord’s reasonable judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not install any machine or equipment which causes noise, heat, cold or vibration to be transmitted to the structure of the building in which the Premises are located without Landlord’s prior written consent, which consent may be conditioned on such terms as Landlord may reasonably require. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot that such floor was designed to carry and which is allowed by Law. 32. Tenant shall not bring any Hazardous Materials onto the Premises except for those that (i) are in general commercial use and are incidental to Tenant’s business office operations and only in quantities suitable for immediate use, or (ii) are required in connection with Tenant’s laboratory use of the Premises. 33. Tenant shall not store any vehicle within the parking area. Tenant’s parking rights are limited to the use of parking spaces for short-term parking, of up to twenty-four (24) hours, of vehicles utilized in the normal and regular daily travel to and from the Project. Tenants who wish to park a vehicle for longer than a 24-hour period shall notify the Building Manager for the Project and consent to such long-term parking may be granted for periods up to two (2) weeks. Any motor vehicles parked without the prior written consent of the Building Manager for the Project for longer than a 24-hour period shall be deemed stored in violation of this rule and regulation and shall be towed away and stored at the owner’s expense or disposed of as provided by Law. 34. Smoking is prohibited in the Premises, the Building and all enclosed Common Areas of the Project, including all lobbies, all hallways, all elevators and all lavatories. “Smoking”, as used herein, shall be deemed to include the use of e-cigarettes, smokeless cigarettes and other similar products. All rules and regulations set forth in this Exhibit C applicable to smoking also apply to the use of e-cigarettes, smokeless cigarettes and other similar products. 35. Tenant shall not store any items within 18 inches of a sprinkler head. 36. Building ladders including fixed ladders are not to be used by Tenant, Tenant’s agents, servants, employees, contractors, licensees or visitors. 37. Electrical power strips (other than those used with standard office desktop computer equipment) and portable “space heaters” are not permitted. 38. Tenants are not permitted to open an electrical panel. Tenants are required to contact Landlord to reset a circuit breaker. 39. Tenant shall reimburse Landlord for the cost (plus an administrative charge at Landlord’s then prevailing rate) of Landlord providing any special services or work requested by Tenant to the extent such services or work are not specifically set forth as a Landlord obligation in the Lease. C-2-5 D-1 After recording, please return to: Wendy Harlan, Esq. EXHIBIT D FORM OF SNDA Investments, Mortgages and Real Estate Division Unum Life Insurance Company of America 2211 Congress Street, B268 Portland, Maine 04122-0590 Loan No. 100013262 SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this “Agreement”) is made as of the day of , 2021, by and among POINT RICHMOND R&D ASSOCIATES II, LLC, a California limited liability company with a mailing address of (“Landlord”), SANGAMO THERAPEUTICS, INC., a Delaware corporation, with a mailing address of 7000 Marina Blvd., Brisbane, CA 94005 (“Tenant”), and Unum Life Insurance Company of America, a Maine corporation, with a mailing address of 2211 Congress Street, B268, Portland, ME 04122 (“Lender”). RECITALS: WHEREAS, Landlord is the owner and holder of fee simple title in and to the real property (the “Property”) situated in Richmond, California and described in Exhibit A attached hereto and by this reference made a part hereof; and WHEREAS, Landlord and Tenant have entered into that certain Amended and Restated Office/Laboratory Lease dated (the “Lease”) whereby Tenant is leasing from Landlord a part of the Property (the “Leased Premises”); and WHEREAS, Lender made a loan to Landlord, in the principal amount of $14,000,000.00 secured by a Deed of Trust, Security Agreement and Fixture Filing dated as of December 15, 2016 and recorded as Document No. 2016-0272513-00 in the real estate records for Contra Costa County, California. (as amended, replaced, extended, renewed, restated, or otherwise modified in writing from time to time, the “Security Instrument”), placing a first lien on the Property (the “Loan”); and WHEREAS, the Lease is assigned by Landlord to Lender by an Assignment of Rents, Leases and Other Benefits dated as of December 15, 2016, from the Borrower to the Lender, recorded as Document No. 2016-0272514-00 in the real estate records for Contra Costa County, California (as amended, replaced, extended, renewed, restated, or otherwise modified in writing from time to time, the “Assignment”); and D-2 WHEREAS, Tenant has requested Lender and Landlord to enter into this Agreement. NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Tenant, Landlord, and Lender, intending to be legally bound, covenant and agree as follows: 1. Subject to the terms of this Agreement, the Lease and Tenant’s leasehold estate created thereby, including all rights and options to purchase the Leased Premises, if any, shall be and are subject and subordinate to the lien of the Security Instrument and to all the terms, conditions and provisions thereof, to all advances made or to be made thereunder, and to any renewals, extensions, modifications or replacements thereof, provided, however, that at any time hereafter, at the election of the Lender, Lender shall have the right to declare the Lease superior to the lien, provisions, operation and effect of the Security Instrument. 2. Subject to the terms of this Agreement, if Lender or any person or entity obtains title to the Leased Premises through foreclosure or deed in lieu of foreclosure under the Security Instrument (each a “Successor Landlord”), Tenant shall recognize and attorn to the Successor Landlord, its successors and assigns, to the same extent and with the same force as if Successor Landlord were the Landlord under the Lease. So long as Tenant is not in default under any provision to the Lease beyond any applicable notice or cure period, such that Landlord would be entitled to terminate the Lease, then (a) the right of possession of Tenant to the Leased Premises shall not be affected or disturbed, and (b) the Lease shall remain in full force and effect according to its terms. Tenant shall be bound to Successor Landlord and Successor Landlord shall be bound to Tenant under the terms of the Lease, and any extensions and renewals thereof, with the same force and effect as if Successor Landlord was the original landlord under the Lease. 3. By virtue of the Assignment, Lender shall be entitled, but not obligated, to exercise the claims, rights, powers, privileges, options and remedies of the Landlord under the Lease and shall be further entitled to the benefits of, and to receive and enforce performance of, all of the covenants to be performed by Tenant under the Lease as though Lender were named therein as the Landlord. 4. Lender shall not, by virtue of the Assignment or this Agreement, be or become subject to any liability or obligation to Tenant under the Lease or otherwise, until Lender shall have obtained title to the Leased Premises, by foreclosure or otherwise. Notwithstanding anything to the contrary in the Lease, the Successor Landlord shall not be liable for or bound by any of the following matters if Successor Landlord succeeds to the interest of Landlord under the Lease: (i) any default or breach of the Lease by Landlord or any prior lessor except to the extent a non-monetary default or breach is continuing after the date Successor Landlord succeeds to the interest of Landlord under the Lease, provided that Lender received written notice of such default or breach prior to commencing the action to obtain title to the Property; or (ii) any offsets or defenses which Tenant might have against Landlord or any prior lessor arising from a default or breach of the Lease by Landlord or any prior lessor (except those expressly permitted by the Lease, including abatement rights); or

D-3 (iii) any representations, warranties or indemnities made by Landlord or any prior lessor under the Lease to the extent the same relate to actions or events occurring prior to the date Successor Landlord succeeded to the interest of Landlord under the Lease; or (iv) any amount in excess of the value of Lender’s interest in the Property and/or interest in the proceeds from the Property (including a sale or financing thereof); or (v) Security deposits or other refundable fees, unless paid over to Lender. 5. In the event of a default by Landlord under the Lease, Lender shall have the right (but not the obligation) to cure Landlord’s defaults within the longer of (i) the time required for Landlord to cure the default under the Lease (if any), or (ii) thirty (30) days after receipt of written notice from Tenant of the default; provided, however, that the thirty (30) day period shall be extended by up to an additional sixty (60) days if the nature of such default is such that the default cannot be cured within the initial thirty (30) days, so long as within the initial thirty (30) day period Lender has commenced and is diligently pursuing the remedies necessary to cure such default. 6. Tenant shall not pay an installment of rent or any part thereof more than one month prior to the due date of such installment, and Lender shall be entitled to recover from Tenant as rent under the Lease any payment of rent or additional rent made by Tenant to Landlord for more than one month in advance. Lender shall not be bound or affected by any amendment or modification or assignment or sublease of the Lease that reduces the rent or shorten the term, or to adversely affects in any other respect to any material extent the rights of Landlord, nor shall this the Lease be canceled or surrendered (except as expressly permitted by the Lease), without the prior written consent, in each instance, of Lender. In the event consent to cancelation or surrender is given, Tenant shall deliver the buyout monies, if any, in full to Lender. 7. Reserved. 8. To the extent permitted by law, Tenant and Landlord agree that Lender shall be entitled to all payments made by Tenant under the federal Bankruptcy Code (and/or similar state creditor’s rights law) as the result of Tenant rejecting the Lease. Such lease rejection payments shall be made by Tenant directly to Lender, which shall deposit the payments into an escrow account to be used for the operation and benefit of the Property. 9. After notice is given to Tenant by Lender, pursuant to the Assignment, that the rentals under the Lease should be paid to Lender, Tenant shall pay to Lender, or to its agent in accordance with the directions of Lender, all rentals and other monies due and to become due to the Landlord under the Lease, and Landlord hereby irrevocably authorizes Tenant to make such payment to Lender, or to its agent in accordance with the directions of Lender, and hereby releases and discharges Tenant of, and from any liability to Landlord on account of any such payments. 10. Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending the same by overnight courier or by depositing the same D-4 in the United States Mail, postpaid and certified, return receipt requested, to the address set forth in the preamble of this Agreement for the party to whom such notice, demand, election or request is intended. 11. This Agreement shall inure to the benefit of and shall be binding upon Tenant, Landlord and Lender, and their respective heirs, personal representatives, successors and assigns. In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Lender, not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be governed by and construed according to the laws of the State of California. Lender, Landlord and Tenant irrevocably, as an independent covenant, waive the right to jury trial in any action or proceeding in connection with this Agreement. 12. This Agreement may be executed in two or more counterparts, each of which (including those signed electronically) shall be deemed an original, but all of which together shall constitute one and the same instrument. REMAINDER OF PAGE INTENTIONALLY BLANK SIGNATURE PAGES FOLLOW D-5 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written. WITNESS: TENANT: SANGAMO THERAPEUTICS, INC. By: Name: Name: Title: STATE OF COUNTY OF , ss , 20 Then personally appeared the above-named and acknowledged the foregoing instrument to be his/her free act and deed, in his/her said capacity, and the free act and deed of said . Notary Public D-6 WITNESS: LANDLORD: POINT RICHMOND R&D ASSOCIATES II, LLC By: Name: Name: Title: STATE OF COUNTY OF , ss , 20 Then personally appeared the above-named and acknowledged the foregoing instrument to be his/her free act and deed, in his/her said capacity, and the free act and deed of said . Notary Public

D-7 WITNESS: LENDER: UNUM LIFE INSURANCE COMPANY OF AMERICA By: Name: Name: Title: STATE OF MAINE COUNTY OF CUMBERLAND, ss , 20 Then personally appeared the above-named and acknowledged the foregoing instrument to be his/her free act and deed, in his/her said capacity, and the free act and deed of said corporation. Notary Public D-8 EXHIBIT A Legal Description of Property